UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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VICI PROPERTIES INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VICI Properties Inc.

2026 Proxy Statement

Notice of Annual Meeting

April 28, 2026

10:00 AM EST

VICI®

A LETTER TO OUR STOCKHOLDERS FROM THE CEO
March 16, 2026

535 Madison Avenue, New York, New York 10022 · Telephone (646) 949-4631
Dear Fellow Stockholders,
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of VICI Properties Inc. on Tuesday, April 28, 2026, at 10:00 a.m., Eastern Time, which will be held solely by means of remote communication in a virtual meeting format and conducted via live audio webcast in order to continue to provide greater access and visibility to our stockholders.
The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. In addition, the virtual format provides the opportunity for participation by a broader group of our stockholders and enables the company to communicate more effectively with its stockholders who are able to participate from around the world. You can attend the Annual Meeting by Internet at www.virtualshareholdermeeting.com/VICI2026 by using the 16-digit control number that appears on your proxy card and the voting instruction form that accompanied your proxy materials. During this virtual meeting, you may ask questions and will be able to vote your shares electronically. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your proxy card, voting instruction form or Notice of Availability. You will also have the ability to submit questions in advance of the Annual Meeting through the meeting website. All questions submitted should be relevant to the matters properly addressed during this meeting. The business that will be conducted at the Annual Meeting is described in the Notice of Annual Meeting of Stockholders and Proxy Statement.
Your Board of Directors is unanimously recommending a highly qualified, experienced, and actively engaged slate of nominees for election to the Board of Directors at the Annual Meeting. Your Board’s nominees are James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz. Your Board brings executive and financial leadership, a wide range of complementary skills and backgrounds relevant to the company’s industry, strategy and commitment to creating long-term stockholder value.
At the Annual Meeting, you will be asked to:
1	2	3
Elect the seven members named in the accompanying proxy statement to serve on our Board of Directors	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	Approve (on a non-binding, advisory basis) the compensation of our named executive officers
In addition, you will be asked to transact any such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The accompanying proxy statement provides a detailed description of these proposals and instructions on how to vote your shares.
Your vote is very important. Whether or not you plan to attend the meeting, please vote as soon as possible. Instructions on how to vote are contained in the proxy statement.
On behalf of the Board of Directors and our employees, we thank you for your continued interest in and support of our company.
Sincerely,
Edward B. Pitoniak Chief Executive Officer

NOTICE OF ANNUAL MEETING OF
STOCKHOLDERS
TUESDAY, APRIL 28, 2026 10:00 A.M., EASTERN TIME VIRTUAL MEETING ACCESS: WWW.VIRTUALSHAREHOLDERMEETING.COM/VICI2026	PROXY VOTING
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares now as instructed in the proxy statement.
To Our Stockholders:
You are cordially invited to attend the virtual 2026 Annual Meeting of Stockholders of VICI Properties Inc., at which stockholders will vote on the following proposals:
Items of Business		Board Recommends
1.	Election of the seven director nominees named in the accompanying proxy statement	FOR See page 8
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR See page 38
3.	Approval (on a non-binding, advisory basis) of the compensation of our named executive officers	FOR See page 44
Other business will be transacted as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Record Date
Stockholders of record as of the close of business on March 2, 2026 are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof.
We have endeavored to provide stockholders attending the Annual Meeting with the same rights and opportunities to participate as they would have at an in-person meeting.
This Notice of Annual Meeting and the accompanying proxy statement are first being made available to our stockholders on or about March 16, 2026.
By Order of the Board of Directors,

Samantha Sacks Gallagher Executive Vice President, General Counsel and Secretary New York, New York March 16, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 28, 2026.

The accompanying proxy statement and our 2025 Annual Report are available at https://investors.viciproperties.com/news-events/
annual-meeting. In addition, our stockholders may access this information, as well as submit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

VOTING CAN BE COMPLETED IN MULTIPLE WAYS:
BY INTERNET Go to www.proxyvote.com
BY QR CODE Scan the QR code shown on your Proxy Card or Voting Instruction Form with your mobile device
BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form
BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope
DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting.com/VICI2026 during the Annual Meeting

INDEX OF FREQUENTLY REFERENCED INFORMATION
Individual Director Skills Matrix	4	Total Stockholder Return Benchmarking	47
Director Nominees	9	Peer Group and Benchmarking	50
Corporate Governance Matters	21	2025 STIP Award Opportunities and Results	52
Environmental Responsibility	33	2023 LTIP Performance-Based Award Results	55
Human Capital Management	36	Stock Ownership Guidelines	58

i

Helpful Resources

Where You Can Find More Information

Annual Meeting, Proxy Statement and Annual Report:
https://investors.viciproperties.com/news-events/annual-meeting
Virtual Meeting Access:
www.virtualshareholdermeeting.com/VICI2026
Voting Your Proxy via the Internet:
www.proxyvote.com

Stock Information
Exchange: NYSE Ticker: VICI CUSIP: 925652109
Transfer Agent Computershare P.O. Box 43006 Providence, RI 02940-3006 (877) 373-6374 (781) 575-3100 www.computershare.com

Team VICI
https://viciproperties.com/about-us/team-vici/
Management Team
https://investors.viciproperties.com/corporate-governance/management-team
Board of Directors
https://investors.viciproperties.com/corporate-governance/
board-of-directors
Communications with the Board
Attn: Secretary
VICI Properties Inc.
535 Madison Avenue
New York, New York 10022

Investors Overview https://investors.viciproperties.com
SEC Filings https://investors.viciproperties.com/financial-information/ sec-filings
Corporate Governance https://investors.viciproperties.com/corporate-governance/documents-charters
Corporate Responsibility https://investors.viciproperties.com/corporate-governance/ corporate-responsibility
Delivery Preferences To change the way you receive proxy materials (electronic vs. paper), visit: www.proxyvote.com
The above referenced webpages are not incorporated by reference herein.
Definition of Certain Terms or Abbreviations
ANNUAL MEETING
Company / VICI	VICI Properties Inc.
Annual Meeting	2026 Annual Meeting of Stockholders, to be held on April 28, 2026 at 10:00 a.m. ET
Proxy Card	The card or form used by stockholders to submit their vote
Record Date	March 2, 2026; the date determining stockholders entitled to vote
Notice of Availability	The Notice Regarding the Availability of Proxy Materials mailed to our stockholders
2025 Annual Report	Our Annual Report on Form 10-K for the year ended December 31, 2025 as filed on Form ARS with the SEC
BUSINESS
Board	Board of Directors of VICI Properties Inc.
CEO	Chief Executive Officer
CFO	Chief Financial Officer
COO	Chief Operating Officer
EVP	Executive Vice President
Deloitte	Deloitte & Touche LLP, our independent registered public accounting firm
Nareit	National Association of Real Estate Investment Trusts
NYSE	New York Stock Exchange
REIT	Real Estate Investment Trust
SEC	U.S. Securities and Exchange Commission
PERFORMANCE & COMPENSATION
AFFO	Adjusted Funds from Operations (non-GAAP financial measure; see Appendix)
FFO	Funds from Operations (non-GAAP financial measure defined by Nareit; see Appendix)
GAAP	Generally Accepted Accounting Principles in the United States
LTIP	Long-Term Incentive Program
NEO	Named Executive Officer
PSU	Performance-Based Restricted Stock Unit
RMZ	MSCI US REIT Index
Say-on-Pay	Non-binding, advisory stockholder vote on executive compensation
STIP	Short-Term Incentive Plan
TSR	Total Stockholder Return
CORPORATE RESPONSIBILITY & GOVERNANCE
Committees	The Audit, Compensation, and Nominating and Governance Committees of the Board
GRI	Global Reporting Initiative
RECs	Renewable energy credits
SASB	Sustainability Accounting Standards Board
S&P CSA	S&P Corporate Sustainability Assessment
TCFD	Task Force for Climate-related Financial Disclosures
UN SDGs	United Nations Sustainable Development Goals

ii	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting.
2026 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME	LOCATION	RECORD DATE
Tuesday, April 28, 2026 10:00 a.m., Eastern Time	Live webcast accessible at: www.virtualshareholdermeeting.com/VICI2026	March 2, 2026

HOW TO VOTE

BY INTERNET	BY QR CODE	BY TELEPHONE	BY MAIL	DURING THE MEETING
Go to www.proxyvote.com	Scan the QR code shown on your Proxy Card or Voting Instruction Form with your mobile device	Use the toll-free number shown on your Proxy Card or Voting Instruction Form	Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope	Vote through the virtual portal at www.virtualshareholdermeeting.com/ VICI2026 during the Annual Meeting
Annual Meeting Proposals

Proposal	Board Vote Recommendation	Page Reference
Proposal 1: Election of Directors	FOR each nominee	8
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	38
Proposal 3: Non-binding, Advisory Vote to Approve the Compensation of Named Executive Officers	FOR	44
General

VICI (“we,” “us” and “our”) is utilizing the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, we mailed to our stockholders the Notice of Availability instead of a paper copy of the proxy materials (including the Proxy Card, this proxy statement (the “Proxy Statement”) and our 2025 Annual Report) on or about March 16, 2026. We also provided access to our proxy materials over the Internet beginning on that date. The Notice of Availability contained instructions on how to access this Proxy Statement and the 2025 Annual Report and how to vote at the Annual Meeting, online, by QR code, or by toll-free number. Subsequent to receiving the Notice of Availability, all stockholders have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Additionally, stockholders can access a copy of the proxy materials at www.proxyvote.com.
Our Board of Directors is soliciting proxies to be voted at the Annual Meeting. The Proxy Statement provides the information stockholders need to know to vote by proxy or in person (virtually) at the Annual Meeting.

1

PROXY STATEMENT SUMMARY

INTRODUCTION TO VICI

VICI Properties is an S&P 500® company that owns one of the largest portfolios of market-leading gaming, hospitality, wellness, entertainment and leisure destinations.
For additional information, refer to our 2025 Annual Report.
(1)
AFFO per share is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the Appendix beginning on page 77 of this Proxy Statement.

2	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

OUR BOARD NOMINEES

Our Board of Directors has a breadth of experience, a wide range of complementary skills and reflects a broad range of backgrounds and experiences relevant to our industry and strategy. We believe the partnership and oversight of a board of directors with proven executive and financial leadership experience are essential to creating long-term stockholder value. Below presents a snapshot of the expected composition of our Board immediately following the Annual Meeting.
Board and Committee Membership
Name	Primary Occupation	Director Since	Tenure (Years)	Age	Independent	Audit	Compensation	Nominating and Governance	# of Other Public Company Boards
James R. Abrahamson(1)	Former Chair and CEO	October 2017	9	70					1
Diana F. Cantor*	Partner	May 2018	8	68					1
Monica H. Douglas	General Counsel	February 2020	6	53					0
Elizabeth I. Holland*	CEO	January 2018	8	60					1
Craig Macnab*	Former Chair and CEO	October 2017	9	70					2
Edward B. Pitoniak(2)	CEO	October 2017	9	70					0
Michael D. Rumbolz*	Former Chair and CEO	October 2017	9	71					1
Committee Chair	Committee Member

(1)
Mr. Abrahamson serves as our independent Chair of the Board.

(2)
Mr. Pitoniak serves as our Chief Executive Officer.

*
Audit committee financial expert.

Snapshot of Board Profile

(1) Comprised of the Chair of the Board and the chair of each committee of the Board.

3

PROXY STATEMENT SUMMARY

Individual Director Skills Matrix
The matrix below represents some of the key qualifications, skills and experience that we have identified as particularly valuable to the effective oversight of the Company and the execution of our strategy, including with respect to each individual director. This matrix highlights the different perspectives and the depth and breadth of the qualifications, skills and experience of our current directors. We look to each director to be knowledgeable in all of these areas, and the absence of an indicator for a particular item does not mean a director nominee is less able to contribute to the Board’s decision-making process or that the director nominee does not possess that skill or experience. Rather, the indicator represents that the item is a core competency that the director nominee brings to the Board. The table does not encompass all of a director nominee’s skills or experience.
Individual Skills / Qualifications	James R. Abrahamson	Diana Cantor	Monica H. Douglas	Elizabeth I. Holland	Craig Macnab	Edward B. Pitoniak	Michael D. Rumbolz	Total
Capital Markets / M&A / Investment Banking experience is valuable in understanding the role that transactional activity, capital markets and financing plays in our business and growth strategy.
Finance / Accounting experience is helpful in understanding and overseeing our internal controls and financial reporting.
Government Relations / Legal and Regulatory / Public Policy experience is beneficial in understanding the highly-regulated nature of the gaming industry and policy considerations.
Risk Oversight and Management is vital to fulfilling the Board’s role with respect to management oversight and risk mitigation.
Strategic Planning and Leadership is beneficial in providing insights into the future growth and strategy of our Company.
Other Public Company Board Experience contributes to an understanding of best-practice corporate governance and alternative approaches.
CEO / Executive Management experience allows for a better understanding of management’s perspective.
Human Capital Management experience is essential to maintaining our culture and attracting, engaging and retaining employees.
Executive Compensation experience is valuable in assessing the structure and design of our executive compensation program and practices.
Environmental Sustainability experience is beneficial to an understanding of our impact on the environment and the impact of climate change on our business and portfolio.
Social Responsibility experience is valuable in contributing to the advancement of our community engagement and other social initiatives.
Corporate Governance experience is valuable in contributing to our continuing pursuit of best-in-class corporate governance practices.
Cybersecurity and Information Technology experience is critical to an understanding of information security and risk management and emerging developments such as AI.
Individual Industry Experience
Consumer Discretionary Industry experience provides key insights with respect to consumer-facing sectors and related implications for our and our tenants’ businesses.
Entertainment, Lodging and / or Hospitality experience provides a meaningful advantage in contributing to our strategic planning and growth.
Gaming Industry experience is critical to understanding the perspectives of our tenants and considerations with respect to our core assets, as well as the continued evolution of gaming.
REITs / Real Estate Industry experience is beneficial in understanding the processes and considerations that drive successful outcomes in our business model.
International experience is beneficial in advising management with respect to expansion into international jurisdictions in alignment with its growth strategy.
Technology Industry experience provides an advantage in understanding industry disruption and future trends related to the growth and evolution of the experiential sector.

4	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

Corporate Governance Snapshot

DIRECTOR INDEPENDENCE & COMPLIANCE	STOCKHOLDER RIGHTS

•
86% of directors nominated for election are independent, all directors other than the CEO are independent.

•
No material related party transactions or family relationships among directors and executive officers.

•
All directors attended at least 75% of Board and applicable committee meetings in 2025 and earlier years.

•
All directors are in compliance with robust stock ownership guidelines, 5x annual cash retainer.

•
All directors elected annually since formation in 2017.

•
No stockholder rights plan (poison pill).

•
Opted out of Maryland Unsolicited Takeover Act (MUTA), Maryland Business Combination Statute and Control Share Acquisition Statute.

Governance improvements driven by stockholder feedback:
•
Market-standard proxy access (3% / 3-year / 20-stockholder group / 20% of Board).

•
Majority voting standard for uncontested director elections.

•
No supermajority voting requirements in bylaws.

•
Stockholders may amend bylaws by simple majority vote and may call a special meeting without material restriction.

DIRECTOR COMPOSITION AND EVALUATION PROCESS

•
Annual Board, committee and individual director self-evaluation process administered by the Nominating and Governance Committee, with consideration to engage an independent evaluator at least every three years.

•
Director retirement policy: directors who have turned or will turn 75 prior to the next annual meeting are expected to offer their resignation to the Nominating and Governance Committee.

•
Mix of director tenure, skills and backgrounds provides a balance of experience and institutional knowledge with varied perspectives; three new directors appointed since formation in 2017 and committee roles refreshed in February 2025.

BOARD LEADERSHIP

•
Separate independent, non-executive Chair of the Board and Chief Executive Officer roles.

•
Fully independent Audit, Compensation, and Nominating and Governance Committees; all Audit Committee members qualify as financial experts and no Compensation Committee interlocks.

•
Regular executive sessions of non-management directors following each Board and committee meeting.

•
Director commitments (overboarding) policy limits public company board service to no more than four (including VICI) public company boards (or two (including VICI) if a public company executive); and audit committee membership to no more than three audit committees (including VICI).

CORPORATE RESPONSIBILITY & SUSTAINABILITY	RISK GOVERNANCE

•
Board and committee oversight:Nominating and Governance Committee oversight of environmental sustainability matters, and Compensation Committee oversight of human capital management.

•
Framework reporting:Aligned with SASB, TCFD, and GRI indices included in annual Corporate Responsibility Report.

•
Climate: Completed multiple scenario climate risk analysis across short-, medium- and long-term time frames detailed in annual Corporate Responsibility Report.

•
Emissions: Report Scope 1 and Scope 2 (location- and market-based) emissions and available information regarding Scope 3 emissions; offset 100% of Scope 2 emissions from electricity through renewable energy credits for 2024 and 2025.

•
Employee engagement: Seventh consecutive Great Place to Work® certification with 100% employee participation and agreement; highly engaged human capital management programs and focus on engagement and culture.

•
Systemic risk oversight: Board has overall responsibility for risk oversight; Audit, Compensation and Nominating and Governance Committees each monitor risks within the scope of their charters.

•
Cybersecurity and IT oversight: Audit Committee oversight of cybersecurity and information technology; internal AI Steering Committee formed in early 2025.

•
Compensation risk policies: Incentive Compensation Clawback Policy; anti-hedging, anti-short sale and anti-pledging policies; no excise tax gross-ups; “double-trigger” change in control provisions.

•
Stockholder engagement: Robust investor outreach program with ongoing touchpoints throughout year, differentiated messaging, and annual pre-proxy season engagement cycle; consistently strong 95%+ annual Say-on-Pay approval.

5

PROXY STATEMENT SUMMARY

CORPORATE RESPONSIBILITY HIGHLIGHTS

Operational Responsibility

•
Emerging Topics — Artificial Intelligence (AI): Formed an internal AI Steering Committee in early 2025, amended committee charter in April 2025 to clarify the scope of the Audit Committee’s existing oversight role includes our utilization of AI tools and technology, and pursuing measured implementation of AI tools within operations and across our employee base

•
Framework Reporting: Expanded our framework participation with inclusion of a new index in reference to the Global Reporting Initiative, in addition to our SASB — Real Estate and TCFD — aligned reporting, and participated in the S&P Corporate Sustainability Assessment for the first time in 2025

Environmental Sustainability

•
Climate: Completed a multiple scenario analysis of climate risk within our portfolio across short-, medium- and long-term time frames, including a broader evaluation of transition risks incorporating regulatory and community resilience assessments, and expanded our TCFD-aligned disclosure in our 2024-2025 Corporate Responsibility Report

•
Emissions: Updated our calculation methodology and improved data collection for our Scope 1 and 2 inventory to refine and enhance our previously reported Scope 1 and Scope 2 emissions, and completed an initial Scope 3 screening exercise to identify additional relevant categories beyond downstream leased assets. Offset 100% of our 2024 and 2025 Scope 2 emissions from electricity usage through renewable energy credits (RECs)

•
Sustainable Operations: Continued to invest in sustainability-oriented projects at our golf courses, including projects relating to water reduction, fuel and electricity reduction, waste reduction and recycling, and biodiversity initiatives, and received Audubon Sanctuary certification at Grand Bear Golf Club in April 2025

Social Responsibility

•
Professional Development: Supported the continued development of our employees and engagement programs, including the growth of our “VICI U” and Lunch and Learn programs, dedicated sessions focused on public speaking and other professional growth opportunities, and development of a Professional Development Resource Guide for employees

•
Corporate Citizenship: Continued to pursue our impact pillars of Community Support, Environmental Sustainability and Youth Development, held multiple company-wide volunteer events, continued to build relationships with organizations and explore community impact opportunities

•
Employee Engagement: Received our seventh annual certification as a Great Place to Work® with 100% of our employees agreeing that “Taking everything into account, this is a great place to work” and maintained a strong employee Net Promoter Score

What’s New Since Last Year?

We are consistently striving to improve our understanding and approach to matters of importance to our investors and other stakeholders, as well as the scope, quality, and transparency of our related disclosure. New developments include:

•
Governance Snapshot: Enhanced our summary of key corporate governance features and takeaways — page 5

•
Board Oversight Roles: Enhanced disclosure regarding the Board’s role in strategic planning and oversight, as well as management succession planning and development — pages 14-15

•
Director Compensation: Enhanced disclosure regarding the director compensation program and benchmarking process — page 20

•
Environmental Sustainability: Enhanced disclosure regarding our greenhouse gas emissions — page 34

•
Business Performance: Expanded disclosure regarding our earnings and dividend growth since formation — page 47

6	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROXY STATEMENT SUMMARY

EXECUTIVE COMPENSATION HIGHLIGHTS

Executive Compensation Structure
The following is an overview of the highlights of our compensation structure.
Refer to “At-Risk Performance-Based Compensation Structure” on page 49 for additional information.
2025 Performance-Based Outcomes Summary
(1)
AFFO per share is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the Appendix beginning on page 77 of this Proxy Statement.

7

PROPOSAL 1: ELECTION OF DIRECTORS
INTRODUCTION

Our Board of Directors currently consists of seven members, all of whom have terms expiring at the Annual Meeting or until his or her earlier death, resignation, removal or a determination by the Board that such director no longer has the qualifications that are required by the Company’s charter or bylaws. All of our directors will be nominated to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified.
At the Annual Meeting, stockholders will be asked to elect each of the director nominees to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified or until his or her earlier death, resignation, removal or a determination by the Board that such director no longer has the qualifications that were required by the Company’s charter or bylaws. Our Board, upon the recommendation of our Nominating and Governance Committee, has nominated the following individuals to serve as directors:
•
James R. Abrahamson

•
Monica H. Douglas

•
Craig Macnab

•
Michael D. Rumbolz

•
Diana F. Cantor

•
Elizabeth I. Holland

•
Edward B. Pitoniak

Each of the nominated persons currently serves as a member of the Board and has consented to being named in this Proxy Statement and to serve as a director, if elected. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the Proxy Card will vote for the substitute nominee recommended by the Board.
We believe that each of our director nominees has the specific experience, qualifications, attributes, and skills necessary to serve as an effective director on our Board. A description of our process for identifying and evaluating director nominees, as well as our criteria for membership on our Board, is set forth under “Director Candidate Qualification and Selection Process” on page 16 of this Proxy Statement.
Our Board of Directors unanimously recommends a vote “FOR” each director nominee set forth below.
Vote Required

Under our bylaws, to be elected in an uncontested election, director nominees must receive the affirmative vote of a majority of the votes cast, which means that the number of shares of common stock voted for a nominee must exceed the number of shares of common stock voted against that nominee. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
If an incumbent director fails to be re-elected by a majority of votes cast, that director is required under our bylaws to tender his or her resignation to the Board. Any such resignation will take effect immediately upon its receipt. The Nominating and Governance Committee will consider promptly whether to fill the office of the nominee who has tendered a resignation and make a recommendation to the Board about filling the vacancy. The Board is required to act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified.

8	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR NOMINEES

Below is the biographical information about the director nominees, including the specific characteristics that led to our Board of Directors and Nominating and Governance Committee to conclude that each should be nominated to serve as a director. In addition to the Key Skills and Qualifications listed below, please refer to page 4 of this Proxy Statement for the full Director Skills Matrix.

JAMES R. ABRAHAMSON
Former Chair and Chief Executive Officer of Interstate Hotels & Resorts
Independent
Age: 70
Director Since: October 2017
Board Role:
Chair
Industry Experience:
•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
International

Biographical Information
•
Serves as an independent director of BrightView Holdings Inc. (NYSE: BV), the largest provider of commercial landscape design and maintenance services in the United States since 2015, and served as interim President and Chief Executive Officer from June through September 2023.

•
Served as Board Chair of Interstate Hotels & Resorts (“Interstate”), the leading global hotel management company, from October 2016 until the sale of Interstate to Aimbridge Hospitality in October 2019, and previously served as Interstate’s Chief Executive Officer and as a member of Interstate’s Board from 2011 to March 2017.

•
Served as an independent director of CorePoint Lodging Inc. (NYSE: CPLG), a leading mid-scale REIT, from its launch in 2018 until its sale in 2022; as independent director at LaQuinta Holdings (NYSE: LQ) from 2015 until its sale in 2018; and as an executive director of the Board of Directors of Intercontinental Hotels Group (LON: IHG) in 2010 and 2011.

•
Previously held senior leadership positions with InterContinental Hotels Group (LON: IHG), Hyatt Corporation (NYSE: H), Marcus Corporation (NYSE: MCS) and Hilton Worldwide (NYSE: HLT) and served as President of the Marriott International National Association owners’ organization in 2017 and 2018; as Board Chair of the American Hotel and Lodging Association in 2015 and 2016; and as Board Chair of the U.S. Travel Association in 2013 and 2014.

•
Holds a degree in Business Administration from the University of Minnesota.

Reason for Nomination
Mr. Abrahamson’s vast experience in, and knowledge of, the hospitality industry provides our Board of Directors with valuable insight into the industry. Skills gained from extensive previous and current board service in public and private companies are also valuable for our Company and our Board of Directors.

Key Skills/Qualifications

Capital Markets / M&A / Investment Banking	Risk Oversight and Management	Strategic Planning and Leadership	Other Public Company Board Experience	CEO / Executive Management

DIANA F. CANTOR
Partner, Alternative Investment Management, LLC
Independent
Age: 68
Director Since: May 2018
Board Committees:
Audit (Chair)
Nominating and Governance
Industry Experience:
•
Consumer Discretionary

•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
International

•
Technology

Biographical Information
•
Partner and member of the Board of Managers of Alternative Investment Management, LLC, an independent, privately-held investment firm with a focus on private equity and hedge funds since January 2010.

•
Serves on the Board of Directors of Universal Corporation (NYSE: UVV) since 2012. Served on the Board of Directors of Domino’s Pizza, Inc. (NYSE: DPZ) from October 2005 until her retirement in April 2025.

•
Serves on the Board of Trustees for Dodge & Cox Funds since October 2024, the Board of Directors of the VCU Health System Authority (where she chairs the Investment and Debt Committee), as well as Mauser Packaging Solutions and SCP Retirement Services (both private companies).

•
Previously served on the Boards of Directors of Media General Inc., Revlon, Inc., Vistage International, Inc., Knowledge Universe Education LLC, Edelman Financial Services, LLC (previously The Edelman Financial Group Inc. (NASDAQ: EF)), Adore Me, and Service King Body and Paint LLC.

•
Former Chair and served for 10 years as a Trustee of the Virginia Retirement System, where she served on the Audit and Compliance Committee. Served as a Managing Director with New York Private Bank and Trust from January 2008 through the end of 2009; as founding Chief Executive Officer of the Virginia College Savings Plan, the state’s 529 college savings program, from 1996 to 2008; and as Vice President of Richmond Resources, Ltd. from 1990 through 1996, and as Vice President of Goldman, Sachs & Co. from 1985 to 1990.

•
Certified Public Accountant. Holds a J.D. from New York University School of Law, an MBA from the University of Miami and a B.S. in Accounting from the University of Florida.

Reason for Nomination
Ms. Cantor possesses extensive financial skills and experience and brings to the Board of Directors an important financial perspective. Ms. Cantor also provides valuable consumer product and marketing knowledge, as well as significant public company directorship experience, providing a valuable perspective to our Company and our Board of Directors.

Key Skills/Qualifications

Finance / Accounting	Risk Oversight and Management	Strategic Planning and Leadership	Other Public Company Board Experience	Cybersecurity and IT

9

PROPOSAL 1: ELECTION OF DIRECTORS

MONICA H. DOUGLAS
General Counsel for The Coca-Cola Company
Independent
Age: 53
Director Since: February 2020
Board Committees:
Compensation
Nominating and Governance
Industry Experience:
•
Consumer Discretionary

•
International

Biographical Information
•
Serves as General Counsel for The Coca-Cola Company, a global brand and beverage company — a position she has held since April 2021. Prior to that, served as General Counsel, North America from January 2018 through April 2021, Legal Director in South Africa from September 2013 through December 2017 and as Vice-President of Supply Chain and Consumer Affairs from 2008 through 2013.

•
Serves on the Board of Directors of the University of Michigan Alumni Association and the Board of Directors of Woodward Academy, a private K-12 school in Atlanta, Georgia.

•
Holds a J.D. from Stanford Law School, and a B.A. from the University of Michigan.

Reason for Nomination
Ms. Douglas possesses extensive consumer branding knowledge, as well as significant governance and risk management experience, on an international scale, through her experience as a general counsel for one of the most recognizable global brands, all of which provide meaningful additional perspective to our Company and our Board of Directors.

Key Skills/Qualifications

Government Relations / Legal and Regulatory / Public Policy	Risk Oversight and Management	Corporate Governance	Executive Compensation	Cybersecurity and IT

ELIZABETH I. HOLLAND
Chief Executive Officer, Abbell Credit Corporation and Abbell Associates, LLC
Independent
Age: 60
Director Since: January 2018
Board Committees:
Audit
Nominating and Governance (Chair)
Industry Experience:
•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
Technology

Biographical Information
•
Serves as Chief Executive Officer of Abbell Credit Corporation and Abbell Associates, LLC, a more than 80 year-old privately held real estate acquisition, development and management company with a portfolio of shopping center, office and enclosed mall properties, since 1997; and as Chief Executive Officer of Consortial Technologies, LLC, a privately held software development company.

•
Serves as an independent trustee of Federal Realty Investment Trust (NYSE: FRT), a leading shopping center REIT since January 2017, where she serves as Chairperson of the Compensation Committee and member of the Audit Committee.

•
Active member of the International Council of Shopping Centers (“ICSC”), serving as the organization’s Chair from 2016 to 2017, Vice Chair from 2015 to 2016, and currently serves on the Board of Trustees. Member of the Urban Land Institute and its CRC Blue Flight Council.

•
Experience as a senior staff attorney on the National Bankruptcy Review where she was a member of a Congressional commission charged with making recommendations to the U.S. Congress for bankruptcy code reform; as a restructuring and business reorganization attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York City; and as a fixed income portfolio manager.

•
Holds a J.D. from Brooklyn Law School and a B.A. from Hamilton College.

Reason for Nomination
Ms. Holland’s retail real estate expertise and experience as Chair of ICSC provide valuable and complementary skill sets to our Board of Directors. Ms. Holland also provides valuable perspective and experience to our Company and our Board of Directors through her role as a chief executive officer in the real estate industry and as a director for another publicly traded REIT.

Key Skills/Qualifications

Finance / Accounting	CEO / Executive Management	Strategic Planning and Leadership	Other Public Company Board Experience	Corporate Governance

10	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

CRAIG MACNAB
Former Chair and CEO,
National Retail Properties, Inc.
Independent
Age: 70
Director Since: October 2017
Board Committees:
Audit
Compensation (Chair)
Industry Experience:
•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
International

•
Technology

Biographical Information
•
Held the position of Chair and Chief Executive Officer of National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust that acquires, owns, invests in and develops properties that are leased primarily to retail tenants, from 2008 (with his service as Chief Executive Officer beginning in 2004) until his retirement in April 2017.

•
Serves as an independent director of Independence Realty Trust (NYSE: IRT) since February 2024, where he serves as a member of the Finance and Investment Committee and Risk Committee, and American Tower Corporation (NYSE: AMT) since 2014, where he currently serves as member of the Compensation Committee.

•
Served as a director of Cadillac Fairview Corporation (a private company) from September 2011 through December 2022 and Forest City Realty Trust (NYSE: FCEA) from 2017 to 2018, Eclipsys Corporation from 2008 to 2014, and DDR Corp. (NYSE: DDR) from 2003 to 2015.

•
Served as Chief Executive Officer and President of JDN Realty, a publicly traded real estate investment trust, from 2000 to 2003.

•
Holds an MBA from Drexel University and a Bachelor’s degree in Economics and Accounting from the University of the Witwatersrand.

Reason for Nomination
Mr. Macnab brings extensive financial, strategic and management experience leading a publicly held REIT in the retail sector, as well as a broad skill set and perspective gained from extensive public and private company board experience.

Key Skills/Qualifications

Strategic Planning and Leadership	Other Public Company Board Experience	CEO / Executive Management	Human Capital Management	Executive Compensation

EDWARD B. PITONIAK
Chief Executive Officer,
VICI Properties Inc.
Age: 70
Director Since: October 2017
Board Committees: None
Industry Experience:
•
Consumer Discretionary

•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
International

Biographical Information
•
Appointed as our Chief Executive Officer on October 6, 2017.

•
Served as Vice Chair of Realterm, a private equity real estate manager based in Annapolis, Maryland, that invests in logistics real estate, from January 2015 to July 2017.

•
Served as an independent director on the Board of Directors of Ritchie Bros. Auctioneers Incorporated (NYSE: RBA), a global asset management and disposition company from July 2006 to May 2019; and as a director of Regal Lifestyle Communities (TSE: RLC), a Canadian senior housing real estate owner and operator, from 2012 until its sale in 2015.

•
Served as Chair and Trustee of InnVest, a publicly listed REIT, from February 2015 to August 2016, when the REIT was sold and taken private, and served as Managing Director, Acting Chief Executive Officer and Trustee of InnVest from April 2014 to February 2015, where he was responsible for recapitalizing the REIT and transitioning its management function from an external, third-party management model to an internal management model.

•
Served as President and Chief Executive Officer and Director of bcIMC Hospitality Group, a hotel property and brand ownership entity (formerly a public income trust called Canadian Hotel Income Properties Real Estate Investment Trust (“CHIP”)), where he was employed from 2004 to his retirement in 2009. As Chief Executive Officer of CHIP, he led the company to four consecutive years of total return leadership among Canadian hotel REITs, and then to a sale in 2007. Mr. Pitoniak was also a member of CHIP’s Board of Trustees before it went private.

•
Prior to joining CHIP, served as a Senior Vice President at Intrawest Corporation, a ski and golf resort operator and developer, for nearly eight years. Before Intrawest, spent nine years with Times Mirror Magazines, where he served as editor-in-chief and associate publisher with Ski Magazine.

•
Holds a B.A. from Amherst College.

Reason for Nomination
Mr. Pitoniak provides our Board of Directors with valuable experience in the hospitality, entertainment and real estate industries and, in particular, with respect to publicly held REITs. Our Company and our Board of Directors also benefit from Mr. Pitoniak’s extensive previous board service. In addition, Mr. Pitoniak’s position as our Chief Executive Officer since our formation allows him to advise our Board of Directors on management’s perspective over a full range of issues affecting the Company.

Key Skills/Qualifications

Risk Oversight and Management	Strategic Planning and Leadership	Other Public Company Board Experience	CEO / Executive Management	Human Capital Management

11

PROPOSAL 1: ELECTION OF DIRECTORS

MICHAEL D. RUMBOLZ
Former CEO and Executive Chair of the Board of Directors, Everi Holdings Inc.
Independent
Age: 71
Director Since: October 2017
Board Committees:
Audit
Compensation
Industry Experience:
•
Consumer Discretionary

•
Entertainment, Lodging and/or Hospitality

•
Gaming

•
International

•
Technology

Biographical Information
•
Served as Executive Chair of the Board of Directors of Everi Holdings Inc., a developer of gaming products and services, from April 2022 until its acquisition in July 2025, and as Chair of the Board of Directors and Chief Executive Officer from March 2020 to April 2022, President and Chief Executive Officer from May 2016 through March 2020, and Independent Member of the Board of Directors from 2010 through May 2016.

•
Serves as an independent director of Seminole Hard Rock Entertainment, LLC since 2008.

•
Served as the Chair of the American Gaming Association for a two-year term from January 2024 until January 2026. Inducted into the American Gaming Association’s Gaming Hall of Fame Class of 2022 in recognition of his contributions to the gaming industry over the past 40 years.

•
Served as Chair of the Board of Directors of Employers Holdings, Inc. (NYSE: EIG), from 2005 until May 2020, and as Chair and Chief Executive Officer of Cash Systems, Inc. (NSDQ: CKNN), a provider of cash access services to the gaming industry, from 2005 until 2008 when Cash Systems, Inc. was acquired by Everi Holdings.

•
Served as former Vice Chair of the Board of Casino Data Systems until it was sold in 2001, President and CEO of Anchor Gaming from 1995 to 2000, Director of Development for Circus Enterprises (later Mandalay Bay Group) from 1992 to 1995, and President of Casino Windsor at the time of its opening in Windsor, Ontario in 1995.

•
From time to time provided consulting services and held a number of public and private sector employment positions in the gaming industry, including serving as Member and Chair of the Nevada Gaming Control Board from 1985 through 1988 and as former Chief Deputy Attorney General of the State of Nevada.

•
Holds a J.D. from the University of Southern California and a B.A. in political science from the University of Nevada – Las Vegas.

Reason for Nomination
Mr. Rumbolz’s experience in the highly regulated gaming industry, both as an operator and as a regulator, provides a valuable perspective and practical insight to our Company and our Board of Directors. Our Company and our Board of Directors also benefit from Mr. Rumbolz’s current and extensive prior public and private board service.

Key Skills/Qualifications

Risk Oversight and Management	CEO / Executive Management	Human Capital Management	Executive Compensation	Cybersecurity and IT
There are no family relationships among any of our directors or executive officers.

12	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

BOARD AND COMMITTEE STRUCTURE AND MEETINGS

Board Committee Structure and Membership
Our Board of Directors has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Our committees are composed entirely of independent directors as defined under the rules, regulations and listing qualifications of the NYSE. From time to time, our Board may also create additional committees for such purposes as our Board may determine. The table below provides information with respect to membership and meetings held for the Board and each of the Board committees as of the date of this Proxy Statement:
Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee
James R. Abrahamson(1)		—	—	—
Diana F. Cantor*			—
Monica H. Douglas		—
Elizabeth I. Holland*			—
Craig Macnab*				—
Edward B. Pitoniak(2)		—	—	—
Michael D. Rumbolz*				—
Number of Meetings Held in 2025	8	4	5	4
Board/Committee Chair	Board/Committee Member

(1)
Mr. Abrahamson serves as our independent Chair of the Board.

(2)
Mr. Pitoniak also serves as our Chief Executive Officer.

*
Audit committee financial expert

Leadership Structure of our Board of Directors
At the present time, the Board of Directors believes that a structure that separates the roles of Chair and Chief Executive Officer is most appropriate for the Company and that the Chair should serve in an independent, non-executive role. However, the Board reserves the right to determine the appropriate leadership structure for the Board on a case-by-case basis, taking into account at any particular time the Board’s assessment of its and the Company’s needs, as well as the people and situation involved. If in the future the Board, after considering relevant facts and circumstances at that time, appoints the Chief Executive Officer as Chair, we will promptly publicly disclose the appointment. The Board believes that having an independent director serve as the Chair is the appropriate leadership structure for our Company at this time because it allows our Chief Executive Officer to focus on executing our Company’s strategic plan and managing our operations and performance, while allowing the Chair to focus on the effectiveness of the Board and provide independent oversight of our senior management team. The Chair of the Board’s responsibilities include, among other things:
•
Serving as chair of our annual meeting of stockholders and calling special meetings of stockholders,

•
Calling meetings of the Board and acting as chair of such meetings,

•
Participating in informal meetings with stockholders beyond engagement at the annual meeting, and

•
Regularly engaging with the Chief Executive Officer, chairs of committees of the Board of Directors, and other members of the Board regarding issues related to the structure and operation of the Board of Directors.

As a result of the current separation between the roles of Chair of the Board and Chief Executive Officer (where the current Chair is an independent director) and the composition of our Board, the Board has determined that no lead independent director is necessary at this time. In the event that the Chair of our Board is no longer independent, we expect that our Board would appoint a lead independent director and further delineate their role and responsibilities in such capacity.

13

PROPOSAL 1: ELECTION OF DIRECTORS

Director Attendance

Annual Meetings of Stockholders
All seven of our directors serving on the Board attended the 2025 Annual Meeting of Stockholders. Our Corporate Governance Guidelines provide that, absent exigent circumstances, all directors are expected to attend the Company’s annual meetings of stockholders.
Board and Committee Meetings
For 2025, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which each individual serves (during the periods that such individual served). In addition to the scheduled Board and committee meetings, our Board and its committees acted by written consent from time to time as appropriate.

Management Engagement
Our directors are also frequently consulted by management for advice and counsel and to receive informational updates, including in connection with potential transactions and strategic initiatives or important developments with respect to key topics between formal meetings of our Board or any of its committees. Each of our directors possesses relevant experience in key areas related to our business, including the entertainment, lodging and hospitality sectors, gaming and regulatory engagement, real estate management and development, or international investments and operations, pursuant to which we periodically seek their experience and insight outside of our scheduled meeting calendar. In addition, many of our directors bring their valuable perspective from experience in other public and private company board of directors roles, as well as their experience in a chief executive officer or other executive officer role, to these individual discussions.
Committee Meeting Engagement
With respect to Committee meetings, all of our independent directors are invited to attend and actively participate in meetings of committees of which they are not a member. Independent directors that are not members of a committee and attend and participate in meetings of such committee do not count for purposes of establishing a quorum and may not vote on any matter presented to such committee. The Board believes that this practice encourages communication and broader participation among members of the Board, resulting in strong alignment and efficiency with respect to committee decision-making processes.
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, the non-management directors regularly meet in executive session without management participation. The executive sessions occur after each regularly scheduled meeting of the entire Board, after each regularly scheduled committee meeting at the election of the respective committee chair, and at such other times that the non-management directors deem necessary or appropriate. The Chair of the Board, or, in the absence of the Chair of the Board, the Chair of the Nominating and Governance Committee presides at such sessions for the Board; in the absence of such committee chair, the non-management directors present will elect another committee chair to preside at such session. If the group of non-management directors includes any directors who are not “independent” (as such term is defined from time to time under the listing standards of the NYSE), an executive session of the independent directors shall be scheduled at least once per year. Currently, all of our non-management directors are independent.
Board Oversight of Strategic Matters

The Board reserves time at each quarterly meeting of the Board (and other meetings, as appropriate) for updates and related discussions regarding our long-term strategy, as well as roundtable discussions regarding individual perspectives of developments in gaming, hospitality, leisure, wellness, entertainment, and other experiential sectors. In addition, the Board’s strategic planning and oversight is reinforced with an annual session dedicated to a discussion of the Company’s long-term strategy, which is typically held off-site at one of the Company’s experiential properties in order to allow for firsthand engagement with our tenants’ operations and experiential offerings.

14	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Board Oversight of Management Succession Planning

One of the Board’s key functions relates to corporate and management succession planning, in particular with respect to the Chief Executive Officer and his direct reports. The Board regularly discusses succession matters during executive sessions, including in the event of a potential emergency and an announced retirement or other departure. In such context, the Board also focuses on management development in experience and skill growth, with the Chief Executive Officer providing an integral contribution to development and succession planning for his direct reports. As part of this planning, the Board focuses on whether the Company has the right people in place to execute our long-term strategic plans, and on our ability to identify, attract, develop, promote and retain future senior executives. An important element of the succession planning across the organization is a commitment to building leadership from within the Company. Emerging leaders gain exposure and visibility to Board members through formal presentations at Board and committee meetings, as well as through informal events.

Director Independence

Independence Determinations by Our Board of Directors
Our Corporate Governance Guidelines provide that a majority of our directors serving on our Board of Directors must be independent as required by the listing standards of the NYSE. We define “independent director” by reference to the rules, regulations and listing qualifications of the NYSE. In general, a director is deemed independent if the director has no material relationships with our Company. Our Board, after broadly considering all relevant facts and circumstances, including with respect to (i) the past and current relationships, if any, of each director with the Company and (ii) the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each director, has affirmatively determined that all of the Company’s non-employee directors, Messrs. Abrahamson, Macnab and Rumbolz and Mses. Cantor, Douglas and Holland are independent directors. In making these determinations, the Board reviewed the non-employee directors’ relationships, if any, with us, as well as the additional criteria set forth above, and determined that there are no material relationships with our Company.

Board Governance and Effectiveness

Our Board believes that improving its effectiveness is an ongoing process that requires thoughtful planning and selection, effective engagement, thorough self-evaluation, and implementation of effective policies to advance the Board’s function. Our Board continues to evolve and adapt in order to drive the Company’s strategic direction. This ongoing process is outlined in five major phases and described in more detail below.
On at least an annual basis, our Nominating and Governance Committee considers the appropriate size, composition and representation on our Board of Directors and its committees and makes recommendations to the Board with respect to such matters. Our Nominating and Governance Committee continues to believe that our current Board is well suited to support the Company and its strategic objectives. In particular, the Nominating and Governance Committee believes that our current Board represents an appropriate distribution of backgrounds, skills, qualifications and experience to oversee and advise management with respect to, among other things, the Company’s long-term strategy, transactional opportunities, and enterprise risk management. The Board has not adopted a policy setting a target Board size and continues to believe that the current size of the Board supports the highly productive, engaged function of the Board, although the Nominating and Governance Committee and/or the Board may in the future determine to adjust the size of the Board at their discretion, such as in connection with identifying a highly qualified candidate.

15

PROPOSAL 1: ELECTION OF DIRECTORS

Director Selection Process. Our Nominating and Governance Committee is responsible for recommending director candidates and nominees to the full Board, in collaboration with the Chair of the Board. The Nominating and Governance Committee seeks to identify potential candidates on an ongoing basis, with the goal of identifying and informally approaching possible director candidates in advance of actual need, based on input provided by a number of sources, including (i) incumbent members of the Board, (ii) officers and employees of the Company, (iii) stockholders of the Company, and (iv) other corporate governance, market, and industry participants. As part of the candidate identification process, the Nominating and Governance Committee reevaluates the skills, experience and backgrounds of the current Board, and reconsiders whether there are additional skills, experience or backgrounds that should be added to complement the composition of the existing Board.
Once director candidates have been identified, the Nominating and Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Governance Committee’s annual process of recommending director candidates.
Director Qualifications. Our Corporate Governance Guidelines contain the membership criteria for our Board. Among other attributes, directors or director candidates should have:
(i)
integrity, strength of character, vision, imagination and loyalty to the Company and its stockholders,

(ii)
independent, practical and mature judgment, with the ability to evaluate and appraise objectively the Company’s strategies and financial position and possess the necessary governance experience and relevant skills to fulfill the role of fiduciary oversight,

(iii)
substantial business experience and strong financial acumen, with practical application to the Company’s needs,

(iv)
the willingness and ability to make a significant commitment of time and attention to the Board’s processes and affairs, including meetings and preparation,

(v)
the ability to work with fellow directors as members of a collegial group, without necessarily always agreeing with them, and the ability to provide guidance, relevant insights and support to the Company’s Chief Executive Officer and senior management team,

(vi)
an absence of conflicts of interest that would interfere with Board service,

(vii)
the ability to secure relevant licenses required, and

(viii)
a commitment to having a meaningful, long-term equity ownership stake in the Company in compliance with the Company’s director stock ownership guidelines.

16	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Director Expectations and Director Commitments. Directors are expected to prepare for, attend regularly and participate actively and constructively at meetings of the Board and its committees. Directors are expected to review the material that is distributed in advance of any Board or committee meeting. On at least an annual basis and in connection with the nomination of new Director candidates, the Board will consider other commitments, including board service, in assessing each director’s and potential candidate’s ability to serve on the Board and fulfill his or her responsibilities. In particular, the Nominating and Governance Committee and the Board shall evaluate whether simultaneous service on other boards of directors adversely affects the Director’s ability to devote sufficient time and attention to his or her responsibilities and to effectively serve the Company, taking into account the Director’s roles and responsibilities with respect to such other boards of directors, as well as applicable governance and voting standards with respect to service on multiple boards of directors. Each director is expected to notify the Chair of the Board and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve as a member of another public company board of directors or as a member of another public company’s audit committee.
Overboarding Policy

Pursuant to our Corporate Governance Guidelines, without the consent of the Board, a Director may not serve on the boards of directors of more than four public companies (including the Company) or, if the Director is an executive officer of a public company, on the boards of directors of more than two public companies (including the Company). A Director who serves on the Audit Committee may not simultaneously serve on the audit committee of more than three public companies (including the Company) without prior approval of the Board.

Recruiting and Pipeline Development Strategy. We endeavor to have a Board of Directors that represents a broad range of different backgrounds, experiences, expertise, perspective, skills and contacts, and a range of tenures that are appropriate given the Company’s current and anticipated circumstances and that, collectively, enable the Board to perform its oversight function effectively. While we believe we have assembled a highly qualified Board, supported by third-party recognition of their collective qualifications and continued stockholder support in connection with their annual reelection, we continue to monitor the broad pool of potential directors for those candidates who would augment our existing composition and further our commitment to board excellence. Refer to “Director Retirement, Refreshment and Succession Planning” below for additional information.
Other Considerations. The Nominating and Governance Committee will consider the optimal size and composition of the Board and identify and screen candidates qualified to serve on the Board, consistent with the criteria approved by the Board, including considering suggestions for Board membership submitted by stockholders in accordance with the notice provisions and procedures set forth in the Company’s bylaws. The Nominating and Governance Committee will also consider the Board’s current distribution of professional backgrounds and industry experience in evaluating potential Director candidates. After completing the identification and evaluation process, the Nominating and Governance Committee will recommend to the Board the nomination of a number of candidates equal to the number of director vacancies that will exist at the annual meeting of stockholders. The Board will then select the director nominees for stockholders to consider and vote upon at the annual meeting of stockholders.
Stockholder Recommendations for Board Nominations. Our Nominating and Governance Committee considers properly submitted stockholder recommendations for candidates for membership on our Board complying with procedural requirements that are set forth in the Company’s bylaws or may be communicated to stockholders from time to time. The recommendation should be addressed to the Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022.
Orientation and Onboarding. We provide each new director with a comprehensive set of materials, including our organizational structure, corporate policies and procedures, and additional information on gaming regulatory compliance and other areas pertinent to our operations. We also encourage meaningful in-person engagement with members of the management team and other members of the Board to provide a new director with the opportunity to enhance their familiarity with our business and strategy.
Director Education. Our Director Continuing Education Principles set forth our guiding principles with respect to ensuring that the stockholders of the Company are best served by a Board comprised of individuals who thoroughly comprehend the role and responsibilities of, and maintain the core competencies necessary for, an effective Board in its oversight of the Company and its ability to drive long-term corporate success. To that end, all members of the Board are encouraged to:
•
engage in such director education programs as they deem appropriate (given their individual backgrounds);

•
remain informed of emerging issues and trends relevant to board governance, service and practices;

•
monitor developments in the industries relevant to the Company; and

•
pursue experience relevant to their contribution to the Board generally, as well as their responsibilities through their specific assignments to committees of the Board.

We have provided our directors with access to educational resources through our membership in a national director membership organization, although directors are encouraged to exercise independent judgement regarding the continuing education opportunities that they elect to pursue. We reimburse directors for the costs of attending and/or engaging in director education programs.

17

PROPOSAL 1: ELECTION OF DIRECTORS

Board, committee and individual director evaluations play a critical role in ensuring the effective functioning of our Board. It is important to take stock of Board, committee and individual director performance and to solicit and act upon feedback received from each member of our Board. To this end, the Board, each committee and each director annually conduct a comprehensive self-assessment process. Noted below are the high-level steps of the Board and committee self-assessment process.
Board, Committee and Director Evaluations: A Multi-Step Process	Topics Considered During Board & Committee Evaluations Include:

Review of Evaluation
Process
The chair of the Nominating and Governance Committee, with the assistance of the EVP, General Counsel and Secretary, periodically reviews the evaluation process to ensure that actionable feedback is solicited on the operation of our Board and its committees, as well as director performance. Pursuant to the Corporate Governance Guidelines, the Nominating and Governance Committee considers engaging an external evaluator to facilitate the process at least every three years (most recently in the third quarter of 2022). In 2025, the Nominating and Governance Committee determined to maintain the internally performed evaluation process and to revisit the potential engagement of an external evaluator in the third quarter of 2026 in order to maximize the efficacy and value of such engagement in the overall Board lifecycle.

Engagement
Tailored questionnaires for the Board and each committee are reviewed and updated by the chair of the Nominating and Governance Committee, with the assistance of the EVP, General Counsel and Secretary and in consultation with the Chair of the Board and the other committee chairs, prior to distribution to each of the directors. Topics include the following:
•
Board and Committee Responsibilities and Effectiveness;

•
Board and Committee Structure, Composition and Size;

•
Access to Resources, including Management and Outside Advisors;

•
Board Culture;

•
Strategic Oversight;

•
Content and Quality of Board/Committee Materials and Information;

•
Risk Assessment and Management; and

•
Succession Planning.

Director Performance • Individual director performance (self-assessment and peer assessment) • Chair of the Board (in that role) • Each committee chair in that role

Board and Committee Operations
•
Board and committee composition, including skills, experience, background and expertise

•
Committee structure, including the division of responsibilities between the Board and its committees

•
Access to management and employees of the company, as well as outside advisors

•
Conduct of meetings, including time allocated for, and encouragement of, constructive and candid dialogue

•
Materials and presentations, including content, quality and timeliness

One-on-One Discussions
The Chair of the Board meets with each director individually. These one-on-one discussions provide further opportunity for candid discussions to solicit additional feedback regarding Board, committee and individual performance and effectiveness.

Evaluation Summary
and Feedback
Summaries of Board and committee questionnaire responses, as well as additional feedback received through one-on-one discussions, are provided to the Board and each committee (as applicable). The Board and each committee review the results and findings of the self-evaluation process in executive sessions.

Board Performance
•
Effectiveness in advising and engaging with management

•
Oversight of corporate culture

•
Appropriate focus on stockholder value

•
Strategic oversight, including risks related thereto

•
Crisis preparedness

•
Director succession planning

Responsive and Ongoing Feedback
Policies and practices updated as appropriate as a result of the director feedback.
Areas in which Board and Committee feedback has led to further focus and enhancement include:
•
Additional pre-read materials provided to directors to facilitate their meeting preparation and review;

•
Revisit and refinement of a potential director profile for Board succession planning; and

•
Continued attention on strategic and related risk matters in regular Board engagement.

Directors provide ongoing, real-time feedback outside of the annual evaluation process.

Committee Performance
•
Performance of committee duties under committee charter

•
Effectiveness of each committee in advising the Board on issues allocated to it under the committee charter

•
Use and effectiveness of advisors and experts to assist the committee in discharging its duties and responsibilities (as applicable)

•
Effectiveness of each committee monitoring the implementation of its policies and recommendations

18	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors believes that it is in the best interests of the Company and its stockholders to refresh Board membership when appropriate, but not to constrain the Board with a mandatory retirement age that does not take individual circumstances into consideration, including a director’s unique qualifications, contributions, skills or relationships. Accordingly, a director who has turned 75, or who will turn 75 prior to the next annual meeting of stockholders, will be expected to offer their resignation to the Nominating and Governance Committee at least six months prior to the next annual meeting of stockholders to be effective at such annual meeting. The presumption would be that the offer would be accepted and that the director would not be nominated for re-election at the next annual meeting. However, the Board reserves the right, based on the recommendation of the Nominating and Governance Committee, to nominate such director for re-election if it believes, under the circumstances, that such director is likely to continue to make important contributions to the Board, and that such director’s continued service on the Board is in the best interests of the Company and its stockholders.
Although we do not have term limits or a mandatory retirement age for our directors, our Board remains committed to periodic board refreshment. Consistent with this belief, we have appointed three new directors since our formation in 2017. The Board also believes in regular rotation in the selection of committee and committee chair roles, balanced with the value of consistency in leadership to maintain each committee’s regular and efficient function. To fulfill this objective, the Nominating and Governance Committee considers the periodic rotation of committee members and committee chairs to introduce fresh perspectives and broaden and diversify the views and experience represented on the Board’s committees. Consistent with that belief, our Board most recently determined to refresh its committee membership in February 2025 by expanding the Audit Committee to four members and rotating certain existing committee roles among the directors. As a result of the most recent rotation, each of the Board’s independent directors (with the exception of Mr. Abrahamson, the Independent Chair) serve on two of the Board’s three standing committees.
Led by our Nominating and Governance Committee, our Board regularly evaluates the needs of the Company with respect to director succession planning and considers the potential for new or additional directors intended to bring fresh perspectives, skill sets and ideas, as well as industry and professional experience, that add value to the current composition and functioning of the Board. Among other aspects of these evaluations, the Nominating and Governance Committee:
•
identifies the collective mix of desired backgrounds, skills, and experience for our Board, taken as a whole, and identifies potential opportunities for enhancement in light of the needs of our organization, including the Company’s business strategy and long-term goals;

•
considers each current director’s experience, skills, principal occupation, reputation, independence, age, tenure, committee membership and background; and

•
considers the results of our annual Board, Committee and Director self-evaluations, as well as feedback received from interviews of each director performed by our independent Chair of the Board.

As noted above under “Review of Board Composition”, the Board continues to believe that our current Board is well suited to support the Company and its strategic objectives, representing an appropriate distribution of backgrounds, skills, qualifications and experiences. Nonetheless, in conjunction with its recurring review of Board and committee composition and in order to maintain a Board with an appropriate mix of experience and qualifications, the Board (led by the Nominating and Governance Committee) engages in an ongoing process to identify and evaluate, as appropriate, potential new director candidates, including through an assessment of the skills, experiences, and qualifications that the Board would prioritize in assessing such potential director candidates. Such ongoing evaluation involves detailed consideration of the nature of the Company’s business model, strategic focus, and operations balanced against the suitability of the range of potential qualifications of an individual director candidate.

19

DIRECTOR COMPENSATION
Director Compensation Program

The Compensation Committee oversees and annually reviews the non-employee director compensation program, with the assistance of its independent compensation consultant, for continued alignment with comparable companies and sound governance practices to ensure such program remains sufficiently competitive to attract and retain highly qualified non-employee directors capable of making significant contributions to the long-term success of our Company. Each of our non-employee directors receives the following compensation for their service on the Board of Directors pursuant to our director compensation program, which was most recently updated in April 2025.
Non-Employee Director Annual Compensation		Amount
Board Service Retainer	Board Service Retainers	Chair	Member
	Annual Cash Retainer		$100,000
	Annual Equity Retainer Grant(1)		$200,000
	Additional Independent Chair Retainer	$200,000
	Committee Service Retainers
	Audit Committee	$40,000	$20,000
	Compensation Committee	$25,000	$15,000
	Nominating and Governance Committee	$25,000	$12,500

(1)
The annual equity grant is payable in restricted common stock, which vests on an annual meeting-to-annual meeting basis in order to align with each director’s term of service.

Each director may elect, before the year in which such election is to be effective, whether to receive the additional annual retainers for chair and committee service for that year in cash, equity or a combination thereof. In addition, our directors may elect to defer some or all of their compensation pursuant to a deferral plan, consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended from time to time.
2025 DIRECTOR COMPENSATION

The following table summarizes all compensation for our non-employee directors for the fiscal year ended December 31, 2025.
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Other Compensation	Total Compensation
James R. Abrahamson	$191,826	$291,826	$—	$483,652
Diana F. Cantor	$100,000	$251,682	$—	$351,682
Monica H. Douglas	$109,452	$214,178	$—	$323,630
Elizabeth I. Holland	$117,346	$226,019	$—	$343,365
Craig Macnab	$100,000	$245,000	$23,340(2)	$368,340
Michael D. Rumbolz	$100,000	$231,949	$—	$331,949

(1)
The amounts in the Stock Awards column reflect the aggregate grant fair value in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 — Stock Based Compensation of the consolidated financial statements included in our 2025 Annual Report. On April 29, 2025, each director received their annual restricted stock award with a value of $200,000 covering the period from April 29, 2025 (the date of the 2025 annual meeting of stockholders) to April 28, 2026 (the date of the Annual Meeting). The cash component of their annual compensation, as well as the additional annual retainers that each director is entitled to receive for their service on committees and in leadership roles (which they receive in a mix of stock and cash at their election), are paid on a quarterly basis.

(2)
Represents a one-time reimbursement of expenses incurred in connection with tax preparation services relating to director compensation, inclusive of a $9,285 tax gross-up payment.

20	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
CORPORATE GOVERNANCE PROFILE

Our commitment to corporate governance is integral to our business and reflects not only regulatory requirements, NYSE listing standards and broadly recognized governance practices, but also effective leadership and oversight by our senior management team and Board of Directors. We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance framework include the following:
WHAT WE DO	WHAT WE DON’T DO
86% Independent Directors. Six of our seven directors standing for election have been determined by our Board to be “independent” as defined by the NYSE listing standards.	No Classified Board. Our directors are elected annually for one-year terms.

Independent Chair and Entirely Independent Committees. Our Chair of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership. All of the members of our Audit, Compensation, and Nominating and Governance Committees are independent.

No Poison Pill or Stockholder Rights Plan. We do not have a “poison pill” or stockholder rights plan, and, in the event we determine to adopt such a plan, we will seek stockholder approval prior to, or in certain circumstances within twelve months following, such adoption by our Board.

Annual Board, Committee and Director Self-Assessments. The Board and each committee annually conduct a comprehensive self-assessment process and consider engaging an independent evaluator at least every three years.

Opted Out of Maryland Anti-Takeover Statutes. We have elected not to be subject to the Maryland Unsolicited Takeover Act (MUTA), Maryland Business Combination Statute and the Maryland Control Share Acquisition Statute, and any change to such elections must be approved by our stockholders.

Majority Voting for Directors. Directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast.
No Material Related Party Transactions or Relationships. We do not currently have any material related party transactions. In addition, no immediate family relationships exist among any of our directors or executive officers.

Systemic Risk Oversight by Board and Committees. Our Board has overall responsibility for risk oversight, while our Audit, Compensation and Nominating and Governance Committees each monitor and address risks within the scope of their particular expertise or charter.

No Selective Disclosure of Information. We have a Corporate Disclosure Policy applicable to directors, officers and employees to ensure timely, transparent, consistent and accurate financial and other information is provided to the investing community on a non-selective basis.

Audit Committee Financial Experts. All of the members of our Audit Committee qualify as “audit committee financial experts” as defined by the SEC.
No Option Trading or Short Selling of Our Securities. None of our directors and officers are permitted to trade in options, warrants, puts and calls or similar instruments on Company securities or sell Company securities “short”.

Robust Executive Officer and Director Stock Ownership Guidelines. Our amended stock ownership guidelines require each of our executive officers and directors to accumulate and hold a significant amount of shares and exclude unearned performance-based equity from qualification as ownership.

No Hedging or Pledging of Our Securities. Our anti-hedging policy prohibits our directors and officers from engaging in any hedging or monetization transactions involving our securities. In addition, none of our executive officers or directors are permitted to purchase our securities on margin or pledge our securities as collateral for margin or other loans.

Market-Standard Proxy Access. A stockholder, or a group of up to 20 stockholders, that continuously hold 3% or more of our shares for at least three years may nominate up to the greater of two directors and 20% of directors, and such nominees will appear on the same ballot as the nominees recommended by our Board, subject to applicable requirements set forth in our bylaws.

No Limits on Stockholder Ability to Amend Bylaws. Our stockholders are empowered to amend, alter or repeal any provision in our bylaws upon the affirmative vote of a majority of all the votes entitled to be cast.

21

CORPORATE GOVERNANCE MATTERS

CORPORATE GOVERNANCE HIGHLIGHTS AND TIMELINE

We are committed to maintaining the highest standards of corporate governance, which we believe promotes long-term value creation, transparency and accountability to our stockholders. Because corporate governance practices evolve over time, based on our ongoing evaluation of best practices and investor feedback on our governance practices, we have consistently implemented governance and disclosure enhancements since our formation in 2017. Set forth below are key highlights of our corporate governance efforts since our formation:

22	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

CORPORATE GOVERNANCE STRUCTURE

We are committed to sustainable corporate governance practices that promote long-term value creation, transparency and accountability to our stockholders. Our high-level corporate governance structure, including our employee-led initiatives and external advisors, are presented below.
CORPORATE GOVERNANCE POLICIES AND DOCUMENTS

Our corporate governance framework is a set of principles, guidelines, policies, and practices that support ethical and responsible business practices and long-term value creation for our stockholders.
Corporate Governance Guidelines
Our Corporate Governance Guidelines set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company and reflect the Board’s commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles. Topics covered include, among other things:
•
Director and Director Candidate Responsibilities and Qualifications

•
Board Composition and Committee Structure

•
Director Orientation and Continuing Education

•
Executive and Director Stock Ownership Guidelines

•
Interaction with Stockholders and Interested Parties

•
Board and Management Succession Planning

•
Board, Committee, and Director Self-Evaluations

The Nominating and Governance Committee periodically reviews the Corporate Governance Guidelines, which were most recently amended in February 2025.
Code of Business Conduct
Our Code of Business Conduct applies to our directors, officers and other employees and is designed to:
•
deter wrongdoing and promote honest and ethical conduct;

•
promote full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
expressly state our commitment to an inclusive workplace and accompanying employment practices and decisions;

•
ensure compliance with applicable governmental laws, rules and regulations;

•
establish an expectation of fair dealing with our competitors, tenants, borrowers, managers of our properties, suppliers and employees; and

•
encourage prompt internal reporting of violations to the appropriate persons and advocate for accountability for adherence to the Code of Business Conduct.

Our Board of Directors periodically reviews the Code of Business Conduct, which was most recently amended in February 2025. Only our Board, or a committee designated by the Board, is able to approve any waiver of the Code of Business Conduct for our executive officers or directors, and any such waiver shall be promptly disclosed as required by law, stock exchange regulations or the requirements of the SEC. Any substantive amendments to or waivers from any provision of the Code of Business Conduct applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer will be posted under the section “Investors —Corporate Governance” on our website at www.viciproperties.com. During the year ended December 31, 2025, our Board (or any committee thereof) did not approve any waiver of the Code of Business Conduct.

23

CORPORATE GOVERNANCE MATTERS

Additional Policies
Political Contributions and Engagement
Our Code of Business Conduct includes policies relating to political contributions by the Company and Company personnel. Company personnel are encouraged to participate in political activities on their own time and at their own expense, and in a manner consistent with applicable law and the Company’s applicable policies. However, Company assets, facilities and resources may not be used for political purposes except in accordance with applicable laws and Company policies and after approval by the Board.
The Code of Business Conduct also strictly prohibits making illegal payments to government officials of any country, including under the U.S. Foreign Corrupt Practices Act, which prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business, and similar federal, state and local rules, as well as those of foreign governments. The Company may from time to time maintain membership in certain trade groups or industry associations who independently engage in political activity. Although a portion of membership dues paid to such organizations may be used for lobbying and other political activities as described herein, the Company does not direct any such funds.
Trade and Industry Association Involvement

In 2025, VICI paid a total of approximately $450,000 in membership dues to the National Association of Real Estate Investment Trusts (Nareit) and the American Gaming Association (AGA), approximately 23% of which was allocated by the respective organizations to lobbying and political activities. Except for such portion of these dues (which are not directed by VICI), VICI did not expend corporate resources for political advocacy purposes in 2025.

Our Political Contribution Policy governs the political engagement of Company personnel under applicable regulatory requirements. In particular, the Political Contribution Policy provides for the implementation of internal safeguards to prevent unlawful political contributions by the Company and our officers, employees and directors who are licensed or have applied for a gaming license in one or more of the jurisdictions in which we are licensed, due to the highly regulated nature of the gaming industry in which we operate. Our Board periodically reviews the Political Contribution Policy.
Responsible Supplier Principles
Our Responsible Supplier Principles are designed to outline our expectations for the responsible business practices of our third-party suppliers. The Responsible Supplier Principles include our expectation that our third-party suppliers (i) comply with all applicable laws and regulations, (ii) have a commitment to providing equal opportunity, (iii) institute and enforce policies prohibiting harassment and discrimination, (iv) prohibit forced labor and abuse of labor, including human trafficking, (v) prohibit child labor, (vi) comply with all applicable local and national wage, work hours, overtime and benefits laws, and (vii) support environmental sustainability and business integrity. Our Board periodically reviews the Responsible Supplier Principles for changes in our business and any legal or regulatory requirements.
Whistleblower Policy

Our Whistleblower Policy establishes procedures for the receipt, retention and treatment of complaints regarding improper or questionable accounting, internal accounting controls or auditing and other matters involving the Company with a secure, independent whistleblower hotline and website to ensure the confidential, anonymous submission of such complaints. Since implementation of the Whistleblower Policy, we have received no material complaints or submissions through our whistleblower reporting process.

Where to Find our Corporate Governance Documents and Policies

You are encouraged to visit our Corporate Governance website at https://investors.viciproperties.com/corporate-governance/documents-charters to view or obtain copies of our articles of incorporation and bylaws, committee charters, and certain corporate policies, including our Code of Business Conduct. You may also obtain, free of charge, a copy of each of these documents by directing your request in writing to Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022.
In addition, you are encouraged to visit our Corporate Responsibility portal on our website at https://investors.viciproperties.com/corporate-governance/corporate-responsibility to view our Corporate Responsibility statements and policies described above.
Additional information relating to the corporate governance of our Company is also set forth below and included in other sections of this Proxy Statement.

24	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

BOARD COMMITTEE RESPONSIBILITIES

Our Board of Directors includes three committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The following descriptions reflect each committee’s membership and Chair as of the date of this Proxy Statement.
Our Board has determined that each of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and audit and compensation committees in particular, as applicable.
Audit Committee Fully Independent Meetings Held in 2025: 4	Diana F. Cantor (Chair)*	Elizabeth I. Holland*	Craig Macnab*	Michael D. Rumbolz*
Key Responsibilities:

•
Review the integrity of our financial statements and financial reporting processes, including our internal audit controls;

•
Monitor our compliance with legal and regulatory requirements, including applicable gaming regulations;

•
Oversee the performance of our internal audit function;

•
Evaluate the qualifications, independence and performance of our independent auditor;

•
Review our continued qualification as a REIT;

•
Oversee, in connection with the Board, our enterprise risk assessment and risk management programs;

•
Review and oversee our cybersecurity and information technology risk exposures and the potential impact to the Company, including with respect to the use of AI tools and technology to the extent material to our business and operations; and

•
Maintain oversight of our independent auditor, including each annual audit and quarterly review.

* “Audit Committee Financial Expert” as determined by our Board in accordance with SEC rules.
Compensation Committee Fully Independent Meetings Held in 2025: 5	Craig Macnab (Chair)	Monica H. Douglas	Michael D. Rumbolz

Key Responsibilities:
•
Review and approve the compensation and benefits of our executive officers, non-executive employees and directors;

•
Administer and make recommendations to our Board regarding approval of our incentive compensation and equity-based plans;

•
Produce an annual report on executive compensation and annual compensation committee report;

•
Periodically review our general employee compensation philosophy, policies and practices to ensure they are appropriate and do not incent unnecessary risk-taking;

•
Periodically review our human capital management programs, including those relating to employee compensation practices, employee benefits, and employee recruitment and retention;

•
Administer our incentive compensation clawback policy; and

•
Engage external or internal compensation consultants, legal, accounting or other advisors, with sole authority and appropriate funding to retain and oversee such consultants in the performance of its responsibilities.

25

CORPORATE GOVERNANCE MATTERS

Nominating and Governance Committee Fully Independent Meetings Held in 2025: 4	Elizabeth I. Holland (Chair)	Diana F. Cantor	Monica H. Douglas

Key Responsibilities:
•
Establish criteria for prospective members of our Board, conduct candidate searches and interviews, and formally propose the slate of directors to be elected at each annual meeting of our stockholders;

•
Review our corporate governance policies, practices and initiatives and monitor our compliance with the applicable corporate governance requirements of state and Federal law and the rules of the NYSE, including developing and reviewing our Corporate Governance Guidelines and other corporate governance matters, our Code of Business Conduct and related items, our Charter and Bylaws, and our policies with respect to conflicts of interest;

•
Review and recommend to the Board the appropriate size, structure, and composition of the Board and its standing committees, as well as the membership of such committees, including a chair for each committee;

•
Oversee and evaluate our Board and management on an annual basis;

•
Evaluate from time to time the appropriate size and composition of our Board and committees and recommend, as appropriate, increases, decreases and changes in the composition of our Board and such committees; and

•
Review and oversee our environmental sustainability and corporate social responsibility policies, goals and initiatives, and make recommendations, as appropriate, to the Board based on such review.

The duties and responsibilities of each committee are more fully described in the respective committee charter, each of which is available on the Company’s website at www.viciproperties.com, under the heading “Investors — Governance —  Documents & Charters”.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

We have a process by which stockholders and/or other parties may communicate with our Board of Directors, our non-management directors as a group, any committee of the Board or any individual director by e-mail or regular mail. Any such communication may be made anonymously. Communications sent by regular mail should be sent to Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022. All communications by e-mail should be sent to corporate.secretary@viciproperties.com.
The Company’s Secretary will review each communication received in accordance with this process who will then forward such communications or a summary thereof to the appropriate directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.
STOCKHOLDER RIGHTS

Proxy Access
Our bylaws permit a stockholder (or a group of up to twenty (20) stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate the greater of up to two directors and a number of directors constituting up to 20% of our Board for inclusion in our proxy materials for election at any annual meeting of the stockholders, subject to certain procedural, eligibility and disclosure requirements set forth in our bylaws. For more information on using proxy access to nominate directors, refer to “Proxy Access Director Nominations” on page 76 of this Proxy Statement.
Stockholder Rights Plans
Under our bylaws, the Board shall not authorize or adopt any stockholder rights plan or similar plan or agreement without the prior approval of the Company’s stockholders, unless any such plan or agreement would be submitted to the Company’s stockholders to be ratified or, in the absence of such stockholder approval or ratification, would expire within twelve months of its adoption.

26	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

STOCKHOLDER ENGAGEMENT

We take pride in our robust stockholder engagement program. Our core engagement principle is to develop and maintain strong relationships with our stockholders to ensure that we understand and consider their focus issues and provide necessary information needed for their investment decisions and continued ownership. To that end, we regularly communicate on matters relating to our business, strategy and performance, corporate governance, board composition and structure, executive compensation program and Corporate Responsibility initiatives.
2025 Stockholder Engagement Highlights
• 200+ institutional investors met
• 25 conferences attended
• 5 property tours hosted
• 1 international & 5 domestic non-deal roadshows hosted
Annual Cycle of Outreach and Engagement

For our 2025/2026 pre-proxy season outreach cycle, we contacted our top 30 stockholders, representing the holders of more than 70% of our outstanding equity.
In addition, feedback regarding corporate governance and other proxy-related matters from stockholder engagements in 2025 and early 2026 has encouraged us to:
•
continue to enhance our climate risk evaluation efforts and related disclosure; and

•
maintain the quantitative, straightforward and highly stockholder-aligned structure of our short-term and long-term incentive programs.

On a regular basis, we relay stockholder feedback from the foregoing engagements and trends on corporate governance, environmental sustainability, social responsibility, and executive compensation developments to our Board and its committees.

27

CORPORATE GOVERNANCE MATTERS

RISK OVERSIGHT

THE BOARD OF DIRECTORS

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executive leadership’s management of risks relevant to the Company, which is informed by regular reports from our management team that are designed to provide visibility into our key risks and our risk mitigation strategies. In this regard, the Board seeks to identify, understand, analyze and oversee critical business risks.

• Overall responsibility for risk oversight • Development of business strategy	• Leadership of management succession planning • Business conduct and regulatory compliance oversight	• Oversight of Enterprise Risk Management matters • Board committees report on specific risk oversight responsibilities

While the full Board has primary responsibility for risk oversight, its committees, as appropriate, monitor and address risks that may be within the scope of a particular committee’s expertise or charter. Our Board uses the committees to assist in risk oversight as follows:

AUDIT COMMITTEE KEY RISK RESPONSIBILITIES	COMPENSATION COMMITTEE KEY RISK RESPONSIBILITIES	NOMINATING AND GOVERNANCE COMMITTEE KEY RISK RESPONSIBILITIES

•
Integrity of our financial statements and financial reporting process, including our internal audit function;

•
Legal and regulatory compliance, including the Company’s ownership of gaming-entitled real estate and continued qualification as a REIT;

•
Evaluation of the independence of our independent auditors;

•
Oversight, in connection with the Board, of our Enterprise Risk Management framework;

•
Policies and transactions related to certain swaps and other derivatives transactions; and

•
Cybersecurity and information technology risk exposures (including with respect to AI tools and technology).

•
Compensation of executive officers, non-executive employees and directors;

•
Incentive compensation plans and equity-based plans;

•
Human capital management programs, including those relating to employee compensation practices, employee benefits, and employee recruitment and retention;

•
Engagement with stockholders and proxy advisory firms on executive compensation matters; and

•
Incentive compensation clawback policy.

•
General operations of the Board;

•
Director and management succession planning;

•
Compliance with our Corporate Governance Guidelines and applicable laws and regulations, including applicable rules of the NYSE;

•
Corporate governance-related risk, including review of our corporate governance policies and systems; and

•
Environmental sustainability and corporate social responsibility policies, goals and initiatives.

MANAGEMENT

While the Board and its committees oversee risk management as part of an ongoing process, management is charged with identifying and managing risk (including through the implementation of appropriate risk management strategies). Management periodically reports to the Board and its committees, as appropriate, on the material risks to the Company, including any major strategic, operational, regulatory and external risks inherent in the Company’s business and the policies and procedures with respect to such risks.

KEY STRATEGY AND RISK OVERSIGHT AREAS
• Business Strategy • Capital Allocation • Investment Stewardship • Capital Deployment	• Lease Administration and Asset Management • Tax Structuring and REIT Compliance	• Experiential Operating Environment • Cybersecurity • Regulatory Compliance	• Human Capital Management • Key Person Dependency • Corporate Responsibility

28	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

RISK MANAGEMENT

Enterprise Risk Management Framework
Our Enterprise Risk Management (“ERM”) framework is premised on actively monitoring the Company’s risk profile, ensuring the involvement of management, the Board of Directors and key employees in evaluating and addressing risk, and maintaining effective policies, controls, and procedures to manage risk and pursue our strategic priorities. On an annual basis, management performs an ERM assessment in conjunction with the Audit Committee and Board and with the assistance of external advisors.
	Management Role	Board and Committee Role
Ongoing	Management monitors identified and emerging risks under the ERM framework and manages such risks in the ordinary course operation of the business.	The Board and its committees receive briefings, as appropriate, with respect to assessments, procedures, and controls completed or implemented in response to new and emerging risks.
Annual Assessment
On an annual basis, management (with the input of the Board and external advisors) refreshes the ERM assessment to reevaluate the spectrum of potential risks to our business and strategic priorities and incorporate new and emerging risks, and further evaluates the existing risks identified under our ERM framework, as well as any potential enhancements to the methodology utilized in such evaluation.

Our Board participates in the annual reassessment process, including through interviews. The Audit Committee and Board collectively review and discuss the results of the annual ERM assessment with executive leadership and key employees.

Quarterly Review
On a quarterly basis, management and key employees review the risks identified in the Company’s risk assessment, including with respect to risk drivers, mitigants and trends impacting such risks, as well as emerging risks.
At each quarterly meeting, the Audit Committee reviews the updated assessment of identified risks, including key drivers, mitigants, and trends.
In addition to our ERM process and framework set forth above, we incorporate risk management practices into other areas of our business and operations, including:
Long-Term Strategy	The Board, executive leadership and members of the Management Committee evaluate and discuss key risks relating to the long-term strategy of the Company.
Legal and Regulatory Compliance
The Audit Committee oversees the Company’s ongoing compliance with applicable gaming regulatory requirements and licensure, financial covenants and reporting, listing exchange rules, and other applicable obligations.

Corporate Governance
Management monitors certain corporate governance items on an ongoing basis, including developments with respect to key topic areas, and reports to the Nominating and Governance Committee with respect to any updates.

Vendor / Supplier Engagement	We utilize a leading SaaS-based third-party risk management platform that facilitates the appropriate evaluation, due diligence, onboarding, monitoring and management of vendors/suppliers.
Tenant / Borrower Performance Review
Executive leadership and key employees regularly review the financial reporting provided by tenants/borrowers in accordance with our lease and loan agreements and evaluate, among other things, property performance, tenant credit quality, and rent coverage.

Compensation	The Compensation Committee evaluates (with the assistance of its independent compensation consultant) risks relating to the Company’s compensation of executive officers, employees, and directors.
Internal Audit
As a component of our overall control framework, we perform internal audit projects focusing on one or more top identified risks. Any findings or potential improvement opportunities are integrated into our ongoing risk management, with updates provided to the Audit Committee as appropriate.

Transactional Due Diligence
In addition to our financial underwriting, we perform due diligence across a broad spectrum of topic areas, including real estate, financial, market, governance and compliance (including anti-corruption/anti-bribery, anti-money laundering, political exposure, and sanctions), environmental and climate-risk related considerations.

29

CORPORATE GOVERNANCE MATTERS

CORPORATE RESPONSIBILITY

We are committed to sustainable business practices that encourage a culture of operational, environmental and social responsibility through our business activities regardless of geographic location, within the scope of our capabilities, and consistent with applicable laws and regulations and our Code of Business Conduct and other policies.
Oversight and Governance
Corporate Responsibility Committee. Our Corporate Responsibility Committee, comprised of employees across functional areas and professional levels, including our Chief Financial Officer and General Counsel, meets on a regular basis to consider, implement and oversee our Corporate Responsibility strategy and initiatives. Members of our Corporate Responsibility Working Group, a subset of the Corporate Responsibility Committee, engage more frequently to progress these initiatives. In addition, representatives of the Corporate Responsibility Committee report to the Nominating and Governance Committee on a quarterly basis, and more frequently as necessary, on key updates and developments with respect to our Corporate Responsibility initiatives.
Board Oversight. The Nominating and Governance Committee is responsible for, among other things, reviewing and overseeing our environmental sustainability and corporate social responsibility policies, goals, and initiatives. The Nominating and Governance Committee has direct oversight of the Corporate Responsibility Committee. Each of the Board and the Audit and Compensation Committees are also responsible for certain areas within our broader Corporate Responsibility program.
Refer to our 2024-2025 Corporate Responsibility Report for additional information with respect to our Corporate Responsibility governance and programs.
Pillars of Corporate Responsibility
2025 Developments and Highlights
Environmental Responsibility
• Climate: Enhanced and expanded our assessment and evaluation of climate risk and related disclosures

•
Emissions: Updated and enhanced our Scope 1 and 2 calculation methodology and inventory data collection and completed an initial Scope 3 screening exercise to identify potentially material categories

•
Sustainable Operations: Continued to invest in sustainability-oriented projects at our golf courses, including water reduction, fuel and electricity reduction, biodiversity, waste reduction and recycling, and pursuing Audubon Sanctuary certifications

Social Responsibility

•
Professional Development: Supported the continued development of our employees and related programs, including the implementation of a Professional Development Resource Guide and additional resources

•
Corporate Citizenship: Continued to pursue our impact pillars of Community Support, Environmental Sustainability and Youth Development

•
Employee Engagement: Received our seventh annual certification as a Great Place to Work® with 100% employee participation and support

Operational Responsibility

•
Emerging Topics — Artificial Intelligence (AI): Formed an internal AI Steering Committee, amended our Audit Committee charter to clarify the committee’s existing oversight role with respect to AI tools and technology, and pursuing a measured implementation of AI tools

•
Framework Reporting: Expanded our framework participation with a Global Reporting Initiative aligned index in our 2024-2025 Corporate Responsibility Report and participated in the S&P Corporate Sustainability Assessment for the first time for the 2025 cycle

30	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Operational Responsibility
Key Objectives and Approach
Stockholder Value Creation — Continue our commitment to maintaining the highest standards of corporate governance in promoting long-term value creation, transparency, and accountability to our stockholders
Effective Oversight and Risk Management — Maintain effective oversight and risk management as a real estate owner and as appropriate given our status as a triple-net lease lessor

Reporting and Strategic Integration — Enhance our internal framework, processes, and controls to continue progressing our Corporate Responsibility reporting capabilities and integrating related considerations into our investment, business, and asset management strategies

Stakeholder Engagement. We engage with stakeholders across our business profile, portfolio, and operations on an ongoing basis, with our engagement tailored to each group. We have also determined that formal materiality assessments provide an opportunity to engage with our stakeholders to reevaluate our strategic priorities and gain a better understanding of the relative significance of these topics to various groups. This helps to continuously improve our Corporate Responsibility efforts and integration into other areas of our business. Our key stakeholder groups include:
Stockholders	Lenders and Noteholders	Partners: Tenants and Borrowers	Employees: Team VICI
Communities	Industry Regulators	Industry and Trade Groups	Vendors, Suppliers and Service Partners

Stakeholder Materiality Assessment. Our initial stakeholder materiality assessment completed in 2023 assessed a range of material topics for VICI based on the overall real estate industry, select peer materiality assessments, and the unique characteristics of our business. This was completed through a survey of key internal and external VICI stakeholders, including our executive officers, members of our Management Committee and our Board of Directors, as well as our tenants, significant stockholders, and business partners. The results of our initial assessment, measuring our stakeholders’ perspective of the topics of highest importance and degree of impact on VICI, as well as an assessment of VICI’s scope of control and perceived ability to impact each topic in light of our triple-net model and gaming and regulatory considerations, were consolidated into a materiality matrix which is available in our 2024-2025 Corporate Responsibility Report. Recognizing the shifting perspectives and priorities of our stakeholders, we endeavor to refresh our materiality matrix approximately every three years.

Third Party Risk Management. Given the nature of our business, in that we do not provide products or services directly to consumers, our vendors and suppliers consist primarily of our strategic advisors across our corporate operations, including financial/strategic, legal, and accounting firms, as well as consultants and various products/platforms, in addition to the vendors and third-party suppliers that are necessary for our corporate operations. Our external golf course manager is responsible for procurement and operations at our golf courses pursuant to the terms of our management agreement. Tenants in our triple-net lease portfolio independently control their own supply chain management at those properties pursuant to the terms of the respective lease agreements. We have developed and implemented a third-party risk management program that articulates our relevant policies and facilitates the appropriate due diligence, onboarding, offboarding and management of vendors/suppliers through a leading technology platform. Utilizing such platform, our vendor/supplier due diligence process involves an assessment of the criticality and potential risks of a vendor/supplier identified based on specified criteria, which determines the appropriate due diligence prior to a potential engagement, including with respect to, among other things, their cybersecurity and information technology framework, compliance policies and programs, adverse media and reputational considerations, and other elements.
Framework Reporting and Participation. We align our Corporate Responsibility disclosures with leading frameworks, including the SASB — Real Estate Standard and the Task Force on Climate-related Financial Disclosure (TCFD) guidelines, and have mapped our Corporate Responsibility programs and goals with certain of the UN Sustainable Development Goals. Our 2024-2025 Corporate

31

CORPORATE GOVERNANCE MATTERS

Responsibility Report included an index in reference to the Global Reporting Initiative (GRI) framework and facilitated our inaugural participation in the S&P Corporate Sustainability Assessment.

Gaming Regulatory Compliance. Our business is subject to extensive regulation as an owner of gaming-entitled, racing-entitled and gaming and racing-related real estate. We view comprehensive and responsive engagement with our regulators as a critical part of our governance and corporate responsibility efforts. We maintain a comprehensive regulatory compliance program through our internal legal and regulatory team overseen by our Audit Committee and our Board.
•
Each director and officer may be required to be licensed in applicable jurisdictions, all of whom are currently licensed by all applicable gaming regulatory agencies. In addition, the Company and/or certain subsidiaries, including those subsidiaries that own gaming- or racing-entitled real estate, may be required to be licensed in applicable jurisdictions.

•
Acquisitions and other specified transactions involving gaming- and racing-related real estate may require approval of applicable gaming and racing regulatory agencies.

•
We support our tenants in their gaming regulatory compliance by cooperating with regulatory authorities with jurisdiction over our tenants and their affiliates.

Under applicable regulations, the Company is generally qualified and licensed as an owner and supplier of real estate (in contrast to the licensure status of our tenants as gaming and racing operators). As a real estate owner and landlord, these regulations strictly limit our ability to participate in any operational decisions at our gaming- and racing-entitled assets.

Responsible Gaming
Each of our gaming tenants, as licensed operators of gaming assets, have implemented Responsible Gaming initiatives designed to ensure, among other things, that patrons responsibly enjoy casino games as a form of entertainment. These programs generally include elements such as consumer education, employee training, and the establishment of standards to address problem gambling, underage gambling, responsible marketing and advertising, improper use of alcohol and the prevention of unattended minors, as well as other initiatives, such as combating human trafficking in the gaming industry, based on policies and guidelines promulgated by the American Gaming Association. As we do not operate gaming assets or participate in our tenants’ operations at our leased properties, we do not maintain a Responsible Gaming program.

Cybersecurity and Information Technology
Approach

Our cybersecurity and information technology (“IT”) program uses a risk-based approach and includes a comprehensive set of policies and procedures and related controls which are reviewed and tested on a regular basis. These policies and procedures include:

• Vulnerability scanning	• Third-party penetration testing
• Periodic cybersecurity maturity assessments	• Risk-based third-party service provider oversight
• Mandatory employee cybersecurity training	• Cybersecurity risk assessments
• Regularly tested incident and disaster recovery response plans	• Integration into ERM framework
Governance and Reporting
Our cybersecurity and IT framework is characterized by key internal and external resources, including:
• Highly qualified virtual Chief Information Security Officer function	• Additional third-party managed service providers and advisors
• Frequent reporting and interaction with our VP, Accounting & Administration	• Quarterly reporting to our IT Executive Committee
• Semi-annual review and report to Audit Committee	• Prompt incident-based reporting to our Audit Committee and Board of Directors
For additional information on our cybersecurity and IT policies and practices, see the section entitled “Item 1C — Cybersecurity” on pages 36-37 of our 2025 Annual Report.

32	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Environmental Responsibility
Key Objectives and Approach
Corporate Sustainability — Strive to improve the environmental performance of our headquarters and golf course operations, including improving energy efficiency, reducing water usage and waste generation, and increasing recycling and waste diversion

Triple-Net Property Sustainability Support — Encourage our tenants’ implementation of environmental sustainability and performance improvement measures to address the sustainability and long-term climate resilience of our portfolio

Participation and Reporting — Improve our ability to address investor and other stakeholder group expectations with respect to our corporate-level environmental sustainability initiatives, including through our tenant engagement efforts, data reporting, and third-party framework participation

Operational Portfolio
Our Corporate Headquarters. Our corporate headquarters in New York City is located in an Energy Star-certified and LEED-EB Gold-certified building, most recently recertified in 2025. We participate in and support building management’s sustainability initiatives and have worked collaboratively with building management to monitor certain utility usage information with respect to our leased office space. We also utilize a green energy service company (ESCO) to supply electricity to our corporate headquarters, with all of our electricity consumption at our corporate headquarters generated from wind and solar energy sources and certified through renewable energy certificates (RECs) that are generated and retired on our behalf.
Our Golf Courses. We own four externally managed championship golf courses at which CDN Golf Management Inc. (d/b/a “Cabot-Managed Properties”), an affiliate of The Cabot Collection (“Cabot”), manages day-to-day operations: Cascata Golf Club in Boulder City, Nevada, Chariot Run Golf Club in Laconia, Indiana, Grand Bear Golf Club in Saucier, Mississippi, and Serket (formerly Rio Secco Golf Club) in Henderson, Nevada. Cabot, a developer, owner and operator of world-class destination golf resorts and communities, is committed to sustainability and innovation in golf course management. Our ongoing sustainability projects at our golf courses include a broad range of property and operational improvements intended to improve our overall efficiency by reducing water consumption, energy usage, and waste, with a substantial portion of capital expenditures at our golf courses each year targeted at sustainability-related improvements.
Sustainability Areas	Long-Term Initiatives and Recent Developments
Reducing Energy Consumption and GHG Emissions	• HVAC equipment upgrades • Smart thermostats • Operational improvements	• Smart / LED lighting conversion • Maintenance vehicle fuel monitoring and transition to higher-efficiency, battery-operated carts
Reducing Water Consumption	• Upgrading irrigation infrastructure • Eliminating or reducing water features	• Utilizing reclaimed water • Transitioning to low-flow fixtures
Reducing Waste	• Expanding consumer/business recycling • Reducing single-use plastic waste	• Recycling or retaining on-site materials • Eliminating Styrofoam
Improving Biodiversity and Reducing Impact	• Xeriscaping for natural landscaping • Transitioning to low water grasses	• Implementing biodiversity initiatives • Growing landscaping and consumables on-site

Demonstrating a Commitment to Environmental Sustainability
Two of our golf courses are certified members of the Audubon Cooperative Sanctuary Program for Golf sponsored by the Audubon Society, an education and certification program that helps golf courses protect the environment, preserve the natural heritage of the game of golf, promote environmental sustainability, and gain recognition for the efforts of golf course operators. Chariot Run Golf Club has been certified since 2009, Grand Bear Golf Club achieved full certification in 2025, while Cascata Golf Club and Serket continue to work with the Audubon Society on the multi-year planning and certification process.

Environmental Management System. Our environmental management system (“EMS”) governs our approach to addressing the environmental performance of our operational portfolio and our approach to the environmental management of properties outside of our operational control given our triple net-lease structure. With reference to the ISO 14001 framework, the EMS outlines how we aim to identify, document, monitor, evaluate, resource, support, and communicate our environmental initiatives and meet the environmental commitments we make in our corporate policies and is reviewed periodically to identify potential updates and areas of improvement.

33

CORPORATE GOVERNANCE MATTERS

GHG Emissions. We have historically reported estimated Scope 1 and Scope 2 GHG emissions based on available utility data. In 2025, we completed our first GHG Protocol-aligned inventory of Scope 1 and Scope 2 emissions for 2024, refining and enhancing our previously reported emissions estimates and utilizing updated emissions factors. We have also performed a preliminary analysis of our Scope 3 emissions inventory in alignment with the GHG Protocol, pursuant to which we confirmed that our tenants’ Scope 1 and Scope 2 emissions comprise a large majority of our Scope 3 emissions under category 13 (downstream leased assets). We are generally reliant on our tenants to track and report such data (whether voluntarily or pursuant to applicable lease provisions). Based on the analysis, downstream emissions represent substantially all of our Scope 3 emissions, with category 15 (investments) representing our second largest Scope 3 category. Our upstream emissions in aggregate, including category 1 (purchased goods and services), category 6 (business travel), category 7 (employee commuting), and category 8 (upstream leased assets), represent an estimated less than 1% of our Scope 3 emissions. Additional information regarding our Scope 3 emissions is presented in our 2024-2025 Corporate Responsibility Report.
Environmental Sustainability Data. Certain resource usage data is presented below with respect to our operational portfolio (which excludes our triple-net leased property portfolio), including our corporate headquarters and four golf courses operated and managed by Cabot-Managed Properties.
Metric	Unit of Measurement	2024	2025
Water Usage(1)	Mgal	425.5	400.7
Electricity Usage(2)	MWh	4,993.3	5,010.0
Fuel Usage(3)	MWh	2,394.4	2,060.8
Total Energy Usage(4)	MWh	7,443.5	7,142.3
Scope 1 Emissions(5)	MTCO2e	821.1	482.8
Scope 2 Emissions (Location-Based)(6)	MTCO2e	1,759.0	1,698.1
Scope 2 Emissions (Market-Based)(7)	MTCO2e	12.6	16.2
Combined Scope 1 & 2 Emissions (Location-Based)	MTCO2e	2,580.1	2,181.0
Combined Scope 1 & 2 Emissions (Market-Based)	MTCO2e	833.7	499.0

(1)
Represents water usage at golf courses, as well as estimated water usage at corporate headquarters based on pro rata square footage of overall building usage (comprising less than 0.03% of overall reported water usage). All water is drawn from municipal sources and is not discharged.

(2)
Represents combined electricity usage at corporate headquarters and golf courses, all of which is sourced from local grids. For 2024 and 2025, approximately 30% and 100% of electricity usage at corporate headquarters and approximately 0.4% and 1.6% of overall electricity usage, respectively, was sourced from renewable suppliers.

(3)
Represents stationary and mobile fuel usage at golf courses, including propane, natural gas, gasoline and diesel. No direct fuel usage at corporate headquarters. For 2024 and 2025, stationary fuel usage comprised 978.8 MWh and 842.9 MWh, respectively, and mobile fuel usage comprised 1,415.6 MWh and 1,217.9 MWh, respectively.

(4)
Represents combined electricity and steam at corporate headquarters and golf courses plus fuel usage at golf courses. For 2024 and 2025, steam represented 55.8 MWh and 71.4 MWh, respectively (less than 1% of overall energy usage).

(5)
Represents direct Scope 1 GHG emissions impact from fuel usage and fugitive refrigerant data. For 2024 and 2025, fugitive refrigerants represented 268.9 MTCO2e and 6.1 MTCO2e, respectively. 2024 emissions have been updated from prior reporting to reflect data quality and methodological calculation improvements.

(6)
Represents indirect Scope 2 (location-based) GHG emissions impact from purchased electricity and steam usage data. 2024 emissions have been updated from prior reporting to reflect data quality and methodological calculation improvements.

(7)
Represents indirect Scope 2 (market-based) GHG emissions impact from purchased electricity and steam usage data. In 2024 and 2025, VICI utilized renewable energy credits (RECs) to cover 100% of its electricity usage at its golf courses, resulting in zero emissions from electricity. The remaining emissions are a result of steam usage at corporate headquarters.

Climate Change. As a real estate owner and investor, we recognize the impact of climate change and that as climate change impacts continue to become more severe, chronic trends and acute events as well as longer-term transitional effects may pose a risk to our business model and long-term performance by impacting, among other things, the underlying value of our assets, the viability of our tenants’ businesses at our properties, and the health, safety, growth and prosperity of the communities that surround our properties. In the first half of 2025, with the assistance of a third-party environmental due diligence firm, we refreshed and expanded our previous portfolio-wide climate risk assessment, including utilization of the latest climate model data (CMIP 6) to perform multiple scenario analyses based on a set of shared socioeconomic pathways (“SSPs”), including SSP 1-2.6, SSP 2-4.5, and SSP 5-8.5 within our existing short-, medium- and long-term time frames, community resilience assessments, and a regulatory analysis to identify active and impending energy, water, and sustainability building regulations. Additional information regarding the results of our climate change risk assessment is presented in our 2024-2025 Corporate Responsibility Report.

34	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Our Triple-Net Lease Portfolio
Lease Structure. Our long-term triple-net leases generally provide that our tenants retain exclusive operational control of the properties and are solely responsible for management and operation of the property and all related expenses. While our triple-net leases include conditions and requirements relating to, among other things, operating condition and maintenance, capital expenditures, and reporting, our tenants generally have autonomy in operating their businesses and managing the properties. As a result, our tenants make independent decisions regarding their business strategy and operations, including whether and how to pursue environmental sustainability initiatives at our leased properties. Under the particular provisions of each of our triple-net leases, our tenants are generally responsible for, among other things:
•
Operating Expenses. All operating expenses with respect to the leased properties, including obtaining and paying for utility services, capital expenditures and capital improvements.

•
Insurance. Obtaining and maintaining insurance coverage with respect to the leased properties, including climate-related risk exposure. In the event of a casualty or condemnation, our tenants are generally responsible for addressing any covered losses, as well as restoring the property to its previous condition.

•
Compliance. Maintaining compliance with applicable laws, rules, and regulations, including gaming regulatory compliance as operators of gaming and/or racing-entitled assets (with respect to our gaming tenants), environmental laws, regulations and ordinances, and other applicable requirements.

Green Lease Provisions. Our triple-net lease forms incorporate limited green lease provisions that, although subject to negotiation in each instance, generally provide for the avoidance of waste in our tenants’ operations at our leased properties, participation in initiatives to meter or otherwise measure utilities and services at our leased properties, and reasonable cooperation and participation in conservation, sustainability, recycling, energy efficiency, waste reduction, and other programs that may be implemented. However, our tenants operate their businesses independently and, accordingly, make independent decisions regarding their business strategy and operations, including whether and how to pursue environmental sustainability and climate change-related initiatives at our leased properties.
Asset Data Collection. Although certain of our green lease provisions require reporting of available sustainability data by the respective tenants; we also seek to maintain positive relationships with sustainability counterparts at each of our tenants to facilitate data reporting and establish an ongoing dialogue. On an annual basis, we distribute an asset-level data survey to our tenants, which addresses, among other things, sustainability performance metrics, efficiency measures, audits, and green building certifications.

Tenant Sustainability Initiatives. We are proud of our tenants’ efforts to address sustainability and climate change, improve operational efficiencies across their businesses, and pursue their respective goals, whether at our leased properties or more broadly across their properties, operations and employee base. Our tenants have implemented various sustainability measures at our leased properties and across their operations in furtherance of these independent sustainability commitments, including various energy and water conservation measures, and waste reduction and recycling programs.

Green Building Certifications. Our tenants have obtained various green building certifications, including U.S. Green Building Council’s Leadership in Energy & Environmental Design (LEED) certification, Green Key awards, Green Globes certifications and other external recognition. In particular, five of our properties have obtained full or partial LEED certification, including:

35

CORPORATE GOVERNANCE MATTERS

Social Responsibility
Key Objectives and Approach

Company Culture — Nurture our company culture and focus on the health, safety, wellbeing, and professional development of our employees through recruiting and retention, employee engagement, and strong support and benefits
Community and Corporate Citizenship — Support the communities and charitable organizations where we own properties and demonstrate our commitment through volunteering, regular giving, and taking advantage of unique opportunities as they arise
Ethical and Responsive Engagement — Enhance our commitments to key social responsibility issues such as philanthropy, human rights and other global challenges by implementing and expanding policies and procedures, training, and external engagement

Human Capital Management
In light of our small headcount, we believe our organizational profile offers a unique opportunity for our employees to contribute to VICI’s growth and success while advancing their own personal and professional development. We strive to nurture our company culture and take advantage of the highly interpersonal, relationship-based nature of our Company. Our Board, through our Compensation Committee and Nominating and Governance Committee, maintains oversight of human capital management matters. Highlights of our programs and initiatives for the year ended December 31, 2025 include:

Organizational Culture
Commitment to creating and maintaining an environment based on trust, cooperation and collaboration in accordance with our VICI Values, in which all employees have the opportunity to participate and contribute to the success of the business, including through employee-led initiatives like our Employee Advisory Committee and VICI Volunteers

Employee Engagement
Employee engagement through a broad range of organizational programming and social events and opportunities; evaluating performance through annual Great Place to Work® survey and periodic surveys through an additional platform, with regular tracking of our employee Net Promoter Score (eNPS) and review of these surveys among executive leadership and the Board

For 2025-2026, we were certified as a Great Place to Work® by the Great Place to Work® Institute for the seventh year in a row. With 100% participation across our organization, 100% of our employees agreed that “Taking all things into account, this is a great place to work” for the second year in a row.

Training and Development
Training and exposure to topics such as business ethics, code of conduct, anti-harassment and other matters outlined in our corporate policies, with additional opportunities for professional development, including regular VICI U and Lunch and Learn sessions, additional training opportunities on topics such as leadership, communication, public speaking, and other skill development

Compensation and Benefits
Comprehensive employee benefits package, including a 401(k) plan, medical, dental and vision insurance, disability insurance, life insurance, paid parental leave, a family formation and parenthood pursuit program, and access to an employee assistance program, with additional benefits, such as our Groundswell charitable platform and our Portfolio Experience benefit, which offers an annual employee reimbursement towards experiencing any VICI-owned property

Health, Safety and Wellness
Maintain a safe, welcoming and inclusive office environment with a flexible/hybrid remote-working policy, a flexible paid-time off policy with a two-week minimum, a broad array of benefits focused on mental health and wellness benefits through our employee assistance program, and unique offerings such as the August Work-From-Anywhere Initiative, which offers a travel and expense reimbursement to encourage remote work during the month of August

Community Involvement
Endeavor to host opportunities each year for in-person volunteer events, team-building, and engagement, and multiply the impact of our employees’ charitable giving and volunteering through our Charitable Contribution Matching Program and Groundswell Giving Platform

36	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

UN Sustainable Development Goals Alignment
We have mapped our Corporate Responsibility program and key initiatives and activities to certain of the UN SDGs, including those which were determined to be most relevant to our business and where we can potentially have the greatest impact. We expect to continue to refresh this analysis from time to time with the growth of our business, overall Corporate Responsibility program, and stakeholder feedback. Refer to our 2024-2025 Corporate Responsibility Report for additional information on our engagement with the SDGs set forth below:
Community and Corporate Citizenship
We seek to support charitable causes and organizations that positively impact our stakeholders, including our communities, employees, tenants, the REIT and real estate industries, gaming (including responsible gaming initiatives), and other experiential sectors. Our VICI Volunteers group, sponsored by our President and Chief Operating Officer, leads our organization’s corporate giving and community service engagement and has identified the following core pillars to focus the impact of our corporate citizenship and charitable activity.
CORE PILLARS
Community Support	Environmental Sustainability	Youth Development

We seek ways to help the communities in which we own or invest in real estate directly by supporting organizations that help those most in need and provide support in fundamental areas such as addressing homelessness, food security, job preparation, and disaster preparedness and relief.

We stand firm on the principles of environmental sustainability and are dedicated to safeguarding the planet for future generations. We support programs that promote eco-consciousness, resource conservation, the exploration of renewable energy sources, and addressing climate change.

We support youth education, development, and recreation to help cultivate a future generation of well-rounded individuals. The educational programs and accessible sports initiatives we support empower young minds and bodies, fostering a sense of teamwork, discipline, personal growth, and the pursuit of knowledge.

Our corporate citizenship efforts take a variety of forms, including direct contributions throughout the year to organizations or causes that align with our core pillars, year-end contribution drives, in-person volunteer events and accompanying support, and capitalizing on unique opportunities to positively impact the communities in which we own properties in connection with major events or other opportunities. Cabot-Managed Properties, our golf course manager, engages with and supports the local communities surrounding each of our golf courses on a regular basis, including hosting fundraising events and donating hundreds of rounds of golf each year in support of local charity fundraising and contributing a portion of rounds fees to local organizations during designated awareness months.

OUR CHARITABLE IMPACT IN 2025
15 Corporate-Supported Organizations	53 Employee-Supported Organizations	$187,000 Employee + Matched Donations
IMPACT HIGHLIGHT

We are thrilled to support the Campus for Hope Foundation’s development of an all-in-one campus in Southern Nevada that addresses the root causes of homelessness through personalized care. Campus for Hope is being funded through a combination of public and private investments, including matching funds of up to $100 million from the State of Nevada for the development of the project and up to $15 million annually for its operations based on regional support and participation. With construction underway and a planned opening in 2028, the Campus for Hope is based on proven results from forward-thinking strategies around the country to create pathways to stability and a more prosperous future for everyone.

37

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
INTRODUCTION

Our Audit Committee has appointed the accounting firm of Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Action by stockholders is not required by law, the NYSE or our organizational documents in the appointment of an independent registered public accounting firm, but this appointment is submitted by our Board of Directors for ratification as a matter of good corporate governance in order to give our stockholders a voice in the designation of auditors. If the appointment is not ratified by our stockholders, our Board will further consider its choice of Deloitte as our independent registered public accounting firm and may, but will not be required to, appoint a different independent registered public accounting firm. Deloitte has served as our independent registered public accounting firm since our formation on October 6, 2017 and is considered by our management to be well-qualified. Deloitte has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our Company or any of our subsidiaries in any capacity.
A representative of Deloitte will be present at the Annual Meeting. The representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions.
EVALUATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Prior to selecting Deloitte for the fiscal year ending December 31, 2026, the Audit Committee evaluated Deloitte’s performance with respect to fiscal year 2025. In conducting this annual evaluation, the Audit Committee considered management’s assessment of Deloitte’s performance in areas such as: (i) independence; (ii) the quality and the efficiency of the services provided, including audit planning and coordination; (iii) the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting REITs; (iv) the quality and effectiveness of communications with the Audit Committee and management, including the ability to meet deadlines and respond quickly; (v) reports of the Public Company Accounting Oversight Board (“PCAOB”) and other available data regarding the quality of work performed by Deloitte; and (vi) the geographic reach and expertise of Deloitte in terms of quantity, quality and location of staff.
The Audit Committee also considered Deloitte’s tenure, the relative costs, benefits, challenges, overall advisability and potential impact on the Company of changing auditors and the reasonableness of Deloitte’s historical and proposed billable rates. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Deloitte. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. Further, in conjunction with the rotation of the auditing firm’s lead engagement partner every five years (which took place in February 2024 following completion of the audit for the fiscal year ending December 31, 2023), the Audit Committee and its chair advised on the selection of Deloitte’s new lead engagement partner and will continue to be involved in the selection of key Deloitte engagement team members. The members of the Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent external auditor is in the best interests of us and our stockholders.

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

VOTE REQUIRED

The affirmative vote of a majority of the votes cast is required for approval of the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026. As a result, for purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

38	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRE-APPROVAL POLICIES AND PROCEDURES OF OUR AUDIT COMMITTEE

Our Audit Committee must pre-approve all audit services and permissible tax and non-audit services provided by our independent registered public accounting firm. In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority of permissible tax and non-audit services to the Chair of the Audit Committee or a subcommittee thereof. The Chair must report any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. All services performed by the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 were pre-approved in accordance with this policy.
PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table lists the fees billed for services rendered by our independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024.
Type of Fees	2025	2024
Audit Fees(1)	$1,700,000	$1,786,500
Audit-Related Fees(2)	$422,000	$—
Tax Fees(3)	$—	$20,100
All Other Fees	$—	$—
Total	$2,122,000	$1,806,600

(1)
Audit fees include: (i) the integrated audit of the Company’s annual financial statements, including the audit of VICI Properties L.P., an SEC registrant, and certain other subsidiaries’ financial statements; (ii) Sarbanes-Oxley Section 404 services; (iii) consents and other services related to SEC matters; and (iv) related out-of-pocket expenses.

(2)
Audit-related fees for 2025 relate to assistance with the Company’s due diligence review in connection with certain transactions.

(3)
Tax fees for 2024 relate to assistance with certain of the Company’s state and local tax filing requirements.

39

AUDIT COMMITTEE REPORT
The following is a report by the Audit Committee of our Board of Directors regarding the responsibilities and functions of the Audit Committee. This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.
Management is responsible for the Company’s internal controls and financial reporting process. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and to issue its reports thereon. The Audit Committee monitors and oversees these processes. The Audit Committee approves the selection and appointment of the Company’s independent registered public accounting firm and recommends the ratification of such selection and appointment to our Board of Directors.
The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with GAAP. The Company’s independent auditor, Deloitte, is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor.
We reviewed and discussed with management, the internal auditor and Deloitte the audited financial statements. We discussed with Deloitte matters that independent registered public accounting firms must discuss with audit committees under applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. We also: (i) reviewed and discussed with management, the Company’s internal auditors and Deloitte the Company’s internal control over financial reporting; and (ii) reviewed and discussed with management and Deloitte their respective assessment of the effectiveness of the Company’s internal control over financial reporting. Based on our review and the discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Members of the Audit Committee:

Diana F. Cantor (Chair)	Elizabeth I. Holland	Craig Macnab	Michael D. Rumbolz

40	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS
RELATED PARTY TRANSACTIONS POLICY

We recognize that related party transactions present a heightened risk of actual, potential or perceived conflicts of interest and have adopted a written policy regarding the review and approval of any related party transactions.
Our Nominating and Governance Committee is responsible for the oversight and review of potential conflicts of interest in connection with “related person transactions” between us and any related person pursuant to the written related party transactions policy adopted by our Board of Directors. Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last year or an immediate family member of any of the foregoing. In the course of its review of a related party transaction, the Nominating and Governance Committee will take into account the material facts of such transaction, including:
Our policy defines a related person transaction as any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (i) the Company or any of its subsidiaries is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and (iii) any related party (as defined in the policy) has or will have a direct or indirect material interest.

•
whether the transaction is fair and reasonable to the Company;

•
whether the transaction was undertaken in the ordinary course of business of the Company;

•
whether the transaction was initiated by the Company, a subsidiary or the related party;

•
whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to the Company of, the transaction;

•
the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party;

•
the related party’s interest in the transaction;

•
whether the transaction would impair the independence of a non-management director; and

•
whether the transaction may present an improper conflict of interest for the related party, taking into account the size of the transaction, the overall financial position of the related party, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship.

The Nominating and Governance Committee reviews all relevant information available to it regarding a related party transaction and either approves or disapproves entry into such related party transaction. Pursuant to our policy, the Nominating and Governance Committee may approve a related party transaction only if they determine that the transaction is not inconsistent with the interests of the Company and its stockholders.
Any member of the Nominating and Governance Committee who is a related party or the immediate family of a related party with respect to a transaction under review will not be permitted to vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting in which such transaction is considered.
In the fiscal year ended December 31, 2025, there were no material related party transactions.
CERTAIN RELATIONSHIPS

Indemnification Agreements and Insurance
We have entered into an indemnification agreement with each of our directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable. We have purchased and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock, as of March 2, 2026, by (i) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (ii) each of our directors, (iii) each of our named executive officers listed in the table entitled “2025 Summary Compensation Table” below and (iv) all of our current directors and executive officers as a group. Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise noted below, the address of the persons listed in the table is c/o VICI Properties Inc., 535 Madison Avenue, New York, New York 10022. The percentages shown in this table are calculated based on 1,068,988,999 shares of our common stock outstanding as of March 2, 2026.
5% Stockholders, Officers and Directors	Number of Shares Beneficially Owned	Percentage of Common Stock
Beneficial Owners of 5% or More of Our Common Stock:
The Vanguard Group(1)	146,919,295	13.7%
BlackRock, Inc.(2)	104,544,466	9.8%
State Street Corporation(3)	54,604,645	5.1%
Directors and Executive Officers:
Edward B. Pitoniak	1,311,210	*
John W. R. Payne	474,365	*
David A. Kieske	417,500	*
Samantha S. Gallagher	368,018	*
James R. Abrahamson(4)	172,718	*
Diana F. Cantor	58,118	*
Monica H. Douglas	39,929	*
Elizabeth I. Holland	58,279	*
Craig Macnab	73,706	*
Michael D. Rumbolz(5)	89,679	*
Directors and Executive Officers as a Group (10 persons)	3,063,522	*

*
Less than 1%

(1)
Beneficial ownership is based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. The Schedule 13G/A indicates that the reporting entity is an investment adviser with shared voting power over 2,131,762 shares of our common stock, sole dispositive power over 141,870,005 shares of our common stock and shared dispositive power over 5,049,290 shares of our common stock. The principal address of the reporting entity is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(2)
Beneficial ownership is based on Schedule 13G/A filed with the SEC on April 5, 2024 by BlackRock, Inc. The Schedule 13G/A indicates that the reporting entity is a parent holding company or control person with sole voting power over 95,811,463 shares of our common stock and sole dispositive power over 104,544,466 shares of our common stock. The Schedule 13G/A further indicates that the following subsidiaries of Blackrock, Inc. acquired, and are beneficial owners of, the shares of our common stock reported on the Schedule 13G/A: BlackRock Life Limited, Aperio Group, LLC, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, Blackrock (Singapore) Limited, and BlackRock Fund Managers Ltd. The principal address of the parties is BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(3)
Beneficial ownership is based on a Schedule 13G/A filed with the SEC on January 30, 2024 by State Street Corporation. The Schedule 13G/A indicates that State Street Corporation is a parent holding company or control person with shared voting power over 34,579,141 shares of our common stock and shared dispositive power over 54,463,278 shares of our common stock. The Schedule 13G/A further indicates that the following subsidiaries of State Street Corporation acquired, and are beneficial owners of, the shares of our common stock reported on the Schedule 13G/A: SSGA Funds Management, Inc., State Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Global Advisors Trust Company, State Street Global Advisors, Australia, Limited, State Street Global Advisors (Japan) Co., Ltd., State Street Global Advisors Asia Limited, State Street Global Advisors, Ltd., and State Street Global Advisors Singapore Limited. The principal address of the reporting entity is State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114.

(4)
Comprised of 163,705 directly owned shares of our common stock, 2,900 indirectly owned shares held by his spouse and 6,113 indirectly owned shares held in a 401(k) plan.

(5)
Comprised of 70,454 directly owned shares of our common stock and 19,225 shares held by Michael and Geri Rumbolz Living Trust 2000, Michael D Rumbolz and Geri L Rumbolz Trustees.

42	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

COMPENSATION COMMITTEE MATTERS
COMPENSATION COMMITTEE REPORT

The following Compensation Committee report to stockholders shall not, in accordance with the rules of the SEC, be incorporated by reference into any of our future filings made under the Exchange Act or under the Securities Act, and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Members of the Compensation Committee:

Craig Macnab (Chair)	Monica H. Douglas	Michael D. Rumbolz
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was formerly an officer or an employee of the Company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or the Compensation Committee, nor has such interlocking relationship existed in the past. Accordingly, during 2025 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.

43

PROPOSAL 3: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
INTRODUCTION

In accordance with SEC rules, we are asking for stockholder approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, which disclosures include the disclosures under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.
In connection with the 2024 Annual Meeting of Stockholders, we held an advisory vote with respect to the frequency with which we solicit “Say-on-Pay” stockholder approval. Pursuant to such proposal, the Board recommended a vote of “one year” with respect to the frequency of holding stockholder advisory votes on executive officer compensation and 97% of the votes cast were in support of maintaining the Company’s current frequency, whereupon the Board adopted “one year” as the frequency with which we solicit “Say-on-Pay” stockholder approval. Accordingly, the next “Say-on-Pay” advisory vote is expected to occur in connection with our 2027 annual meeting of stockholders.
We believe that the Company has created a compensation program deserving of stockholder support. At the 2025 Annual Meeting of Stockholders and each of our prior Annual Meetings of Stockholders, over 95% of the votes cast have supported our executive compensation program. The Company’s philosophy for compensating executive officers is designed to attract, retain, motivate and reward key executives in the Company’s highly competitive industry. Our compensation arrangements are designed to reward our executives for achieving both short- and long-term performance goals that are aimed at driving increases in our equity value. These arrangements seek to align the interests of our executives with those of our stockholders through heavy reliance on short- and long-term performance-oriented incentive plans. Our Compensation Committee reviews and considers this philosophy and makes adjustments as it determines necessary or appropriate.
Please read “Compensation Discussion and Analysis” beginning on page 46 of this Proxy Statement for additional details about our executive compensation program, including information about the 2025 compensation of our named executive officers.
The Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to our named executive officers, as disclosed in the Proxy Statement for our 2026 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the ‘Compensation Discussion and Analysis,’ the compensation tables and narrative discussion, is hereby APPROVED, on a non-binding, advisory basis.”
Approval of this non-binding, advisory “Say-on-Pay” resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting at which a quorum is present.
The vote on this proposal is non-binding and advisory in nature. Because of this, it will not affect any compensation already paid or awarded to any named executive officer, and it will not be binding on or overrule any decisions by our Board or our Compensation Committee. Nevertheless, our Board highly values input from our stockholders, and our Compensation Committee will carefully consider the results of this vote when making future decisions about executive compensation. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Our Board of Directors unanimously recommends a vote “FOR” the advisory approval of the 2025 named executive officer compensation.
VOTE REQUIRED

The affirmative vote of a majority of the votes cast is required for approval (on a non-binding, advisory basis) of the “Say-on-Pay” proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

44	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE OFFICERS

2025 Named Executive Officers
Edward B. Pitoniak Chief Executive Officer and Director Age: 70	John W.R. Payne President and Chief Operating Officer Age: 57	David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer Age: 55	Samantha S. Gallagher Executive Vice President, General Counsel and Secretary Age: 49
Set forth below is certain information regarding each of our current executive officers, other than Mr. Pitoniak, whose biographical information is presented under “Proposal 1: Election of Directors — Director Nominees”.
John W.R. Payne has been our President and Chief Operating Officer since October 6, 2017. Mr. Payne previously served as the Chief Executive Officer of Caesars Entertainment Operating Company, Inc., a position he held since 2014. Mr. Payne has more than 25 years of experience in the gaming and hospitality business. Prior to 2014, Mr. Payne served as President of Central Markets and Partnership Development of Caesars from 2013 to 2014, Caesars’ President of Enterprise Shared Services from 2012 to 2013, Caesars’ President of Central Division from 2007 to 2012 and Atlantic City Regional President in 2006. In 2005, Mr. Payne also served as Caesars’ Gulf Coast Regional President. Mr. Payne served as the Senior Vice President and General Manager of Harrah’s New Orleans from 2002 to 2005. Mr. Payne is a Board Member of the Audubon Institute, Council for a Better Louisiana and Crimestoppers of Greater New Orleans. Mr. Payne holds a Bachelor’s degree in Political Science from Duke University and a Master’s Degree in Business Administration from Northwestern University.
David A. Kieske has been our Executive Vice President, Chief Financial Officer and Treasurer since January 1, 2018, and served as Special Advisor to the Chief Executive Officer from November 27, 2017 until December 31, 2017. On February 24, 2026, Mr. Kieske was appointed to serve as an independent director of Kilroy Realty Corporation (NYSE: KRC), effective immediately. Prior to joining the Company, Mr. Kieske worked at Wells Fargo Securities/Eastdil Secured since 2007, where he most recently served as Managing Director in the Real Estate & Lodging Investment Banking Group. In his role, Mr. Kieske was responsible for providing capital raising and financial advisory services to companies in the real estate and lodging industries. Prior to Eastdil, Mr. Kieske worked in the Real Estate & Lodging Investment Banking Groups at both Citigroup and Bank of America. Early in Mr. Kieske’s career, he was a senior accountant at Deloitte & Touche LLP and Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust. Mr. Kieske holds a Bachelor’s degree from University of California Davis and a Master’s Degree in Business Administration from the University of California Los Angeles.
Samantha S. Gallagher has been our Executive Vice President, General Counsel and Secretary since June 12, 2018, and served as Special Advisor to the Chief Executive Officer upon joining the Company in May 2018. Ms. Gallagher has almost 25 years of experience representing REITs and other real estate companies and financial institutions. Prior to joining the Company, Ms. Gallagher served as Executive Vice President, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO). In this role, Ms. Gallagher held leadership responsibility for structuring all transactions (including mergers, acquisitions and dispositions), all corporate governance matters, regulatory compliance (including SEC and NYSE compliance), board relations, enterprise risk management, litigation management, and executive compensation. Ms. Gallagher also oversaw the negotiation and documentation pertaining to First Potomac Realty Trust’s merger with Government Properties Income Trust (now Office Properties Income Trust) (NASDAQ: OPI) in October 2017. Previously, Ms. Gallagher was a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc, and Hogan Lovells US LLP. While in private practice, Ms. Gallagher focused on capital markets transactions (including public and private equity and debt offerings), mergers and acquisitions, strategic investments, and joint ventures, as well as advising companies in a variety of corporate and securities law matters. She currently serves on the Friends of Princeton Soccer Board, and previously served on the Board of Directors for Make-A-Wish® Mid-Atlantic, Inc. from 2013 to 2019, as well as serving as Chair of its Governance Committee. Ms. Gallagher earned a Juris Doctor degree from Georgetown University Law Center, cum laude, and a Bachelor of Arts degree from Princeton University, summa cum laude.

45

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions for 2025.
EXECUTIVE SUMMARY

Amid the volatility of the macroeconomic landscape in 2025, we continued to further our strategic and growth objectives, including efficient capital deployment, driven by free cash flow with limited capital markets reliance, resulting in new relationships with leading experiential operators and developers.
•
We pursued strategic portfolio growth in the gaming sector, establishing our presence in the Las Vegas Locals market through the pending acquisition of the land and real estate of seven casino properties in Nevada from Golden Entertainment, Inc.

•
We established and grew relationships with other experiential operators, including through our strategic relationship with Cain and Eldridge, pursuant to which we invested $450 million into a mezzanine loan related to One Beverly Hills, an ultra-luxury, mixed-use development.

•
We supported our tenant operators’ strategic initiatives, working with MGM Resorts for their pending sale of the operations of MGM Northfield Park, pursuant to which we will enter into a triple-net lease with an affiliate of funds managed by Clairvest Group.

•
We continued to diversify our tenant roster, with the expected additions upon transaction closings of our 14th tenant at MGM Northfield Park and our 15th tenant through the Golden Entertainment transaction.

•
We demonstrated our ability to generate growth while limiting reliance on the capital markets, utilizing our VICI Experiential Credit Solutions lending strategy to execute accretive investments by leveraging our free cash flow to consistently deploy capital.

For additional information, refer to our 2025 Annual Report.
(1)
AFFO per share is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the Appendix beginning on page 77 of this Proxy Statement.

46	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Total Stockholder Return Benchmarking
43.1% 5-Year Total Stockholder Return	2.3% 3-Year Total Stockholder Return	1.8% 1-Year Total Stockholder Return

Underperformance in one-year and three-year TSR driven by market narratives, including sector-specific challenges. Outperformance in five-year TSR against all comparison groups driven by consistent AFFO per share growth and dividend growth.

* Refer to page 51 of this Proxy Statement for companies comprising the Peer Group.
† Triple Net REITs include: Agree Realty Corporation, Broadstone Net Lease, Inc., EPR Properties, Essential Properties Realty Trust, Four Corners Property Trust, Inc., Gaming and Leisure Properties, Inc., National Retail Properties, Inc., NETSTREIT Corp., Realty Income Corporation, VICI Properties Inc. and W.P. Carey Inc, and does not include triple net REITs that were not publicly traded during the entirety of the presented period.
‡ S&P 500 REITs include: Alexandria Real Estate Equities, Inc., American Tower Corporation, AvalonBay Communities, Inc., BXP Inc., Camden Property Trust, Crown Castle Inc., Digital Realty Trust, Inc., Equinix, Inc., Equity Residential, Essex Property Trust, Inc., Extra Space Storage Inc., Federal Realty Investment Trust, Healthpeak Properties, Inc., Host Hotels & Resorts, Inc., Invitation Homes, Inc., Iron Mountain, Inc., Kimco Realty Corporation, Mid-America Apartment Communities, Inc., Prologis, Inc., Public Storage, Realty Income Corporation, Regency Centers Corporation, SBA Communications Corp. (Class A), Simon Property Group, Inc., UDR, Inc., Ventas, Inc., VICI Properties Inc., Vornado Realty Trust, Welltower Inc., and Weyerhaeuser Company.
For comparative purposes, overall S&P 500 index total stockholder return for the one-, three- and five-year periods ended December 31, 2025 were 17.4%, 86.0%, and 96.0% respectively.

Earnings and Dividend Growth
8.7% Net Income per Share CAGR since 2018	7.5% AFFO per Share CAGR since 2018	6.6% Dividend per Share CAGR since 2018

2025 growth demonstrates our continued pursuit of accretive transactions and creation of long-term stockholder value, with net income and AFFO per share increasing 2.1% and 5.1%, respectively, year-over-year and a 4.0% dividend increase in the third quarter, representing our eighth consecutive year of dividend growth.

VICI Net Income and AFFO per Share Growth(1)(2)	Annualized Dividend Growth

(1)
Our net income is impacted by non-cash changes in our allowance for credit losses under ASC 326 “Financial Instruments — Credit Losses”. For additional information, please refer to Note 5 — Allowance for Credit Losses in our Consolidated Financial Statements included in our 2025 Annual Report.

(2)
AFFO per share is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the Appendix beginning on page 77 of this Proxy Statement.

47

EXECUTIVE COMPENSATION

COMPENSATION PROGRAM OVERVIEW

Compensation Philosophy and Program Objectives
Our compensation program is designed to attract and retain high-performing executives by motivating and rewarding our executives for achieving both short- and long-term performance goals that are aimed at growing stockholder value. The principal objectives of our compensation philosophy and program are to:
•
align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and time- and performance-based long-term equity incentive compensation;

•
attract, motivate, retain and reward the key leadership and managerial talent needed for our Company to achieve its goals and objectives;

•
promote long-term value creation and growth strategies;

•
ensure line-of-sight between key performance measures that are indicative of Company growth and gains in stockholder value and actual results; and

•
encourage stock ownership through executive stock ownership guidelines and by providing long-term incentives that align the interests of our executive officers with those of our stockholders.

Compensation Elements
The primary components of our executive compensation program are base salary, short-term incentive compensation (cash bonus) and long-term incentive compensation (equity, with a significant portion performance-based and all subject to multi-year vesting requirements). The primary objectives of these components are described in more detail below.

48	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Pay-for-Performance Compensation Structure

Our compensation structure embodies our commitment to align executive pay and performance by linking a meaningful portion of total compensation to the achievement of pre-determined quantitative performance goals through our STIP, as well as rigorous absolute and relative stockholder return goals through our LTIP. In 2025, 90.7% of our Chief Executive Officer’s total target compensation, and 81.3% (on average) of our other named executive officers’ total target compensation was performance-based and/or at risk/not guaranteed and 9.3% and 18.7% respectively, was fixed. To build alignment with our stockholders, long-term incentive awards granted under the LTIP are predominantly “at-risk” performance-based equity awards, the vesting and ultimate value of which depends entirely on the Company’s future absolute and relative total stockholder return. The following graphics illustrate the mix between fixed pay (base salary) and performance-based and/or at-risk pay incentives (short-term incentive in the form of cash and long-term incentive in the form of time-based restricted stock and PSUs) for our Chief Executive Officer and the average of our other named executive officers, in each case based on 2025 target levels of compensation. Actual 2025 compensation varies based on performance outcomes.

Compensation Practices and Policies
The following is an overview of the highlights of our compensation structure, and the fundamental compensation policies and practices we do and do not use.
WHAT WE DO	WHAT WE DON’T DO

Align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and service and performance-based long-term equity incentive compensation.
No excise tax gross ups upon a change in control.
Measure performance over multiple performance periods and on a relative and absolute basis.	No pledging, hedging or short sale activities by our executives and directors.
Double-Trigger Change in Control Payments — a “change in control” by itself is not sufficient to trigger payment, it must also be accompanied by a qualifying termination.	We do not maintain any defined benefit or supplemental retirement plans.
Clawback Policy — an accounting restatement will trigger the mandatory clawback of any erroneously awarded or vested compensation.	No perquisites or other personal benefits to executive officers that are not available to all employees.
LTIP Award Governor — Payouts under our Relative TSR PSUs are capped at “target” in the event that our Absolute TSR performance is negative in a given period.	We do not pay dividends on equity awards until, and only to the extent, those awards vest.
Maintain robust director and executive officer stock ownership guidelines, with only earned performance-based equity included in determining if the ownership threshold is satisfied.	We do not allow for repricing or buyouts of underwater options or stock appreciation rights without stockholder approval.
Engage an independent compensation consultant to review and provide recommendations regarding our executive compensation program.
Require a one-year minimum vesting period on all equity grants (not limited to grants to our named executive officers), subject to a 5% carve-out for certain equity grants.	No plan design features that encourage excessive or imprudent risk taking.

49

EXECUTIVE COMPENSATION

COMPENSATION PROCESS

In developing the Company’s executive compensation philosophy and implementing its programs and policies, our Compensation Committee and Board recognizes the importance of aligning the Company’s executive compensation programs with stockholder interests and continually reviews the Company’s executive compensation practices. A broad overview of the Compensation Committee’s annual process, including the roles of the independent compensation consultant and executive management, is set forth below.
Role of the Compensation Committee
The Compensation Committee regularly reviews, approves and oversees our executive compensation programs and practices, and evaluates and determines the appropriate executive compensation philosophy and objectives for VICI, the process for establishing executive compensation, the appropriate design of our executive compensation program and compensation arrangements, and the annual compensation of our executive officers. In determining compensation for our executive officers, the Compensation Committee considers, among other things, the factors set forth herein and the recommendations of our Chief Executive Officer (for our named executive officers other than our Chief Executive Officer). The Compensation Committee consists entirely of independent directors and is supported in its work by an independent compensation consultant, as described below, although it is solely responsible for making the final decisions on executive compensation.

Individual Factors
• Position and Associated Responsibilities • Recruitment / Retention
• Individual History
• Industry Considerations
• Peer Comparisons
• Compensation Philosophy

Role of Executive Management
When determining compensation for our executive officers, the Chief Executive Officer provides the Compensation Committee with his input regarding executive performance and recommends base salary and STIP and LTIP targets for each of our executive officers (other than himself). The performance of the Chief Executive Officer is assessed directly by the Compensation Committee (with input from other independent directors) in executive session without the Chief Executive Officer present.
Role of Independent Compensation Consultant
In 2025, the Compensation Committee continued to retain Pay Governance LLC (“Pay Governance”) as its independent compensation consultant to provide advice and support in the design and implementation of our executive compensation program. In selecting a compensation consultant, the Compensation Committee considers the independence of such consultant in accordance with the standards of the NYSE, any applicable rules and regulations of the SEC and other applicable laws relating to independence of advisors and consultants. Pay Governance has not provided other consulting services to VICI or any of its executive officers and, in connection with their engagement, the Compensation Committee concluded that no conflict of interest exists that would prevent Pay Governance from acting as the Compensation Committee’s independent compensation consultant and independently advising the Compensation Committee. At the Compensation Committee’s request, the independent compensation consultant regularly attends Compensation Committee meetings. The independent compensation consultant also communicates with the Chair of the Compensation Committee outside committee meetings regarding matters related to the Compensation Committee’s responsibilities.
Peer Group and Benchmarking
The Compensation Committee reviews the potential total compensation package for each of the executive officers against a pre-selected peer group of companies, based on data compiled by Pay Governance. Consistent with the objectives of the Company’s executive compensation program, the Compensation Committee compares executive officer compensation against these peer companies (“benchmarking analysis”) to ensure that the Company is able to attract and retain highly qualified executive officers by providing a total compensation package that is competitive with those provided by the Company’s peers.

50	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

In the third quarter of 2024, the Compensation Committee reviewed the composition of our peer group with the assistance of Pay Governance. Following this review, and based on the recommendations of Pay Governance, the Compensation Committee removed Las Vegas Sands Corp. and Vail Resorts, Inc. from our peer group and added Equinix, Inc. and Wynn Resorts, Limited to our peer group, taking into consideration the highlighted peer group factors, as well as the overall relevance of the companies in the current peer group (including size, scope, and industry/sector). The companies in our peer group comprise a variety of asset classes within the REIT industry, as well as companies that represent a broad cross section of experiential operators in related industries, such as gaming, hospitality and retail, that are similar to our company profile. The companies in the 2025 peer group, as well as a comparison of the Company’s market capitalization and total enterprise value to the peer group, are set forth in the table below.
Peer Group Factors
• Total Revenues
• Total Assets
• Market Capitalization
• Total Capitalization
• Adjusted EBITDA
• Industry / Sector

2025 PEER GROUP
Alexandria Real Estate Equities, Inc.	Extra Space Storage Inc.	Realty Income Corporation*
AvalonBay Communities, Inc.	Gaming and Leisure Properties, Inc.*	SBA Communications Corp.
Caesars Entertainment, Inc. †	Healthpeak Properties, Inc.	Simon Property Group, Inc.
Digital Realty Trust, Inc.	Hilton Worldwide Holdings Inc. †	Welltower, Inc.
Equinix, Inc.	MGM Resorts International †	W.P. Carey Inc.*
Equity Residential	Public Storage	Wynn Resorts, Limited †
* Denotes triple-net lease REIT	† Denotes experiential operator
In the third quarter of 2025, the Compensation Committee reviewed, with the assistance of Pay Governance, the composition of our peer group for the 2026 compensation year, taking into account the same factors noted above under “Peer Group Factors”. Following this review, and based on the recommendations of Pay Governance, the Compensation Committee determined to maintain the 2025 peer group (set forth above) for the 2026 compensation year without modification.
The independent compensation consultant’s benchmarking analysis compared the compensation of our executive officers based on each element of compensation and total target compensation with that of executive officers of similar titles and job roles across the peer group. The Compensation Committee considers the amount and mix of base and variable compensation by referencing, for each executive officer position, the prevalence of each element and the level of compensation that is provided in the market based on the benchmarking analysis. The Compensation Committee typically uses the median levels of compensation within the peer group in setting pay; however, actual compensation paid may fluctuate above/below the median of the peer group based on the Company’s performance and achievement of the goals established by the Compensation Committee for the executive officers. In connection with setting 2025 compensation, the Compensation Committee reviewed total target compensation for executive officers in similar roles at our 2025 peer group companies based on market data, which indicated that the median compensation of such peer group executive officers exceeded each of our executive officers’ 2024 total target compensation for their respective positions, with the compensation of our executive officers falling between the 26th and 35th percentiles (with variability by position) and averaging 15% below median against the peer group data. The comparative analysis performed in the first quarter of 2025 indicated that our Chief Executive Officer’s total target compensation registered at the 34th percentile of the 2025 peer group companies’ CEO total target compensation and was approximately 6% below the median of the 2025 peer group companies’ CEO total target compensation.

51

EXECUTIVE COMPENSATION

2025 EXECUTIVE COMPENSATION

Base Salary
The 2024 and 2025 base salaries for each of our named executive officers are set forth in the table below. Base salaries for our named executive officers were reviewed by the Compensation Committee in February 2025, which determined at that time that an increase in base salary was appropriate for two of our named executive officers to better align with compensation levels of similar executive officers of the 2025 peer companies. The 2025 base salaries for our CEO and President & COO remained the same as 2024 base salary levels.
Named Executive Officer	2024 Base Salary	2025 Base Salary	Percent Increase from 2024
Edward B. Pitoniak	$1,000,000	$1,000,000	—
John W.R. Payne	$1,200,000	$1,200,000	—
David A. Kieske	$625,000	$650,000	4.0%
Samantha S. Gallagher	$585,000	$620,000	6.0%
2025 Short-Term Incentive Plan
For the 2025 STIP, the Compensation Committee approved AFFO per share growth (measured over a two-year period) as the metric against which performance would be measured. The Compensation Committee believes that AFFO per share is the appropriate measure to use for a short-term incentive program because it is a widely recognized measure used to evaluate the operating performance of a REIT that provides a meaningful comparison of the underlying operating performance of our business on a year-over-year basis and incentivizes management to pursue accretive transactions that result in AFFO per share growth.
Objective, Quantitative Corporate Performance Metric — Weighted 100% 2025 AFFO Per Share
The “threshold”, “target” and “superior” performance levels for 2025 AFFO per share were established by the Compensation Committee in February 2024 (for the two-year performance period from January 1, 2024 to December 31, 2025). In order to determine the appropriate rigor of such performance levels with respect to the 2025 STIP, the Compensation Committee reviewed triple-net REIT AFFO and FFO per share historical and projected growth data, comparable growth data with respect to the Company’s peer group, the Company’s recent and historical performance, and broader macroeconomic factors. Based on this analysis, the Compensation Committee adopted AFFO per share growth metrics for the “threshold”, “target” and “superior” performance levels under the 2025 STIP, which the Compensation Committee determined to be rigorous but achievable in order to challenge the executive team to deliver consistent AFFO per share growth. The AFFO per share growth metrics and the incentive payment thresholds corresponding to such metrics are set forth below on a rounded basis (payout is capped at 200% for “superior” performance and interpolated on a linear basis for results between performance levels, with no compensation awarded for below-”threshold” performance):
(1)
AFFO per share is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the Appendix beginning on page 77 of this Proxy Statement.

(2)
Reflects fully diluted AFFO per share of $2.38 (rounded) for the year ended December 31, 2025.

2025 STIP Award Opportunities and Results
During the first quarter of 2026, AFFO per share results were determined against the 2025 corporate performance metrics under the STIP. The Company exceeded the “superior” performance level established by the Compensation Committee in February 2024 (based on the two-year performance period of the STIP awards) based on its fully diluted 2025 AFFO per share of $2.38 (on a rounded basis), delivering one- and two-year AFFO per share growth of 5.1% and 10.4%, respectively. The following table summarizes the 2025 STIP award opportunities for our named executive officers, as well as the 2025 STIP awards paid to the named executive officers based on the results set forth above:

52	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

	2025 STIP Opportunity (as % of Base Salary)			2025 Actual STIP Award	2025 Actual Percentage of Target Award Payout
Named Executive Officer	Threshold	Target	Superior
Edward B. Pitoniak	112.5%	225%	450%	$4,500,000	200%
John W.R. Payne	65%	130%	260%	$3,120,000	200%
David A. Kieske	72.5%	145%	290%	$1,885,000	200%
Samantha S. Gallagher	72.5%	145%	290%	$1,798,000	200%
2025 Long-Term Incentive Program
Our long-term incentive program provides for equity awards under the VICI Properties Inc. 2017 Stock Incentive Plan. The illustration below sets forth the general structure of our 2025 LTIP:
•
Time-Based Portion of LTIP Award: The time-based portion of the LTIP Award (the “Time-Based Awards”) is in the form of shares of restricted stock, which vest ratably, annually over three years. There are no performance conditions attached to the 2025 Time-Based Awards; the only requirement for vesting is continued service (except as otherwise provided in the participant’s employment agreement in specific instances, such as terminations without “cause” or for “good reason,” including following a “change in control”). Dividends on the shares of restricted stock are held by the Company and deemed invested in the shares of common stock and are payable in cash only if and to the extent that the underlying shares of restricted stock vest. As such, no dividends will be paid on shares of restricted stock that do not vest.

•
Performance-Based Portion of LTIP Award: The performance-based portion of the LTIP Award (the “Performance-Based Awards”) is in the form of performance-based restricted stock units (“PSUs”). 50% of the 2025 Performance-Based Awards vests on the basis of the Company’s Absolute TSR and 50% of the 2025 Performance-Based Awards vests on the basis of the Company’s Relative TSR versus the constituent companies of the RMZ (in each case based on actual results, as measured over a three-year performance period). The Compensation Committee may select different performance conditions for future awards. With respect to the Performance-Based Awards, dividends accumulate in cash and are payable only if and to the extent that the PSUs vest. As such, no dividends will be paid on PSUs that do not vest. If the Company’s performance is below the threshold of one performance metric, no PSUs are earned for such portion of the award; however, failure to achieve threshold of one performance metric (i.e., failure to achieve threshold for Absolute TSR or failure to achieve threshold for Relative TSR) will not result in the forfeiture of the PSUs subject to the performance metric that is achieved. If the Company’s performance is between two levels of performance (i.e., between threshold and target or between target and superior), the actual amount of the award that is earned (and the number of PSUs that will vest) will be determined based on linear interpolation between the two performance levels. Notwithstanding the foregoing, in the event that the Company’s Absolute TSR for the performance period is negative, the number of PSUs that vest based on Relative TSR shall not exceed the target number of PSUs for the Relative TSR performance metric, even if the Company’s Relative TSR exceeds Relative TSR target performance.

The illustration below sets forth the structure, performance metrics and vesting criteria for our 2025 LTIP Awards. In connection with the issuance of the 2025 LTIP Awards, the Compensation Committee reviewed the performance metrics previously utilized for the 2024 LTIP Awards and determined to maintain those Relative TSR and Absolute TSR goals for the 2025 LTIP. The Compensation Committee believes the performance targets are rigorous but achievable and challenge our executive team to achieve consistently high performance levels, both on an Absolute TSR and Relative TSR basis.

53

EXECUTIVE COMPENSATION

(1)
“Absolute Total Stockholder Return” or “Absolute TSR” is calculated on a compounded annualized basis and includes (i) the sum of (a) the cumulative amount of dividends (ordinary and special) paid per share over the measurement period, assuming the reinvestment of dividends in common stock, and (b) an amount equal to (x) the closing common share price on the last trading day of the measurement period, minus (y) the closing common share price on the first trading day of the measurement period, divided by (ii) the closing common share price on the first trading day of the measurement period.

(2)
“Relative Total Stockholder Return” or “Relative TSR” shall mean the Company’s Absolute TSR for the performance period as measured against the Absolute Total Stockholder Return for the constituent companies of the RMZ.

(3)
Represents the Absolute and Relative TSR return hurdles for the 2025 LTIP Awards (for the three-year performance period from January 1, 2025 to December 31, 2027).

See “— Compensation Tables and Arrangements — Employment Agreements with Executive Officers” and “— Compensation Tables and Arrangements — Potential Payments Upon Termination or Change in Control” below for further information regarding the treatment of any unvested Time-Based Awards and PSUs (and any related dividend equivalents) in the event of a participant’s termination of employment and/or a “change in control” prior to the expiration of the applicable vesting or performance period.
2025 LTIP Awards (2025 – 2027 Performance Period)
Each fiscal year, the Compensation Committee determines an aggregate target value for each participant’s annual LTIP award and establishes the performance conditions and levels used for all participants under the performance-based portion of the LTIP. The following table sets forth the dollar values for the 2025 LTIP Award, as well as the Time-Based Awards and Performance-Based Awards, granted to the Company’s named executive officers, as approved by the Compensation Committee in February 2025.
			Performance-Based Award Portion(2)
Participant	2025 LTIP Award Target	Time-Based Award Portion(1)	Threshold (50%)	Target (100%)	Superior (200%)
Edward B. Pitoniak	$7,750,000	$3,100,000	$2,325,000	$4,650,000	$9,300,000
John W.R. Payne	$2,280,000	$912,000	$684,000	$1,368,000	$2,736,000
David A. Kieske	$2,697,500	$1,079,000	$809,250	$1,618,500	$3,237,000
Samantha S. Gallagher	$2,108,000	$843,200	$632,400	$1,264,800	$2,529,600

(1)
The number of restricted shares of common stock issued pursuant to the Time-Based Awards was determined by dividing the applicable dollar amounts by the 10-trading day volume weighted average price as of February 20, 2025. The Time-Based Awards vest in three equal installments on February 20, 2026, 2027 and 2028, subject to accelerated vesting as set forth in the 2017 Stock Incentive Plan, the applicable award agreement or the applicable employment agreement.

(2)
The number of PSUs issued pursuant to the Performance-Based Awards were issued at an amount equal to the target amount set forth above, with the number of restricted stock units having been determined by dividing the applicable target dollar amount of such awards by the 10-trading day volume weighted average price as of February 20, 2025.

54	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Status of Outstanding LTIP Performance-Based Awards (PSUs)
The Compensation Committee believes that the long-term incentive compensation awards issued to the named executive officers pursuant to the LTIP appropriately align our named executive officers’ focus on achieving the Company’s strategic objectives with the absolute and relative stockholder return expectations of our stockholders. The following table shows the status of the PSUs outstanding as of December 31, 2025, in each case measured as of such date.
(1)
Percentage shown measures performance as of December 31, 2025, although no PSUs will be earned until after the conclusion of the three-year performance period. The actual number of PSUs that will vest will be determined following the end of the applicable three-year performance period.

2023 LTIP Performance-Based Award (PSU) Results (2023 – 2025 Performance Period)
The following table summarizes the actual performance award payouts for the named executive officers under the PSUs granted in 2023 for the three-year performance period ending on December 31, 2025.
(1)
Reflects a 0.8% annualized Absolute TSR performance over the three-year performance period (2.3% for the performance period).

(2)
Reflects Relative TSR performance at the 31st percentile over the three-year performance period.

During the first quarter of 2026, the Company’s performance results were determined against the corporate performance metrics under the 2023 LTIP PSUs and the level of performance achieved with respect to the Absolute TSR and Relative TSR components were both below “threshold”. Despite varying market performance and significant volatility throughout the three-year performance period, including periods of strong equity performance driving solid total return, macroeconomic uncertainty and sector-specific challenges primarily drove our Absolute TSR results over the performance period, and certain areas of focus and market narratives regarding the gaming sector and operator performance primarily drove our Relative TSR results over the performance period. Although we experienced share price volatility, we increased our quarterly dividend each year of the performance period (representing our eighth consecutive year of dividend increases since our IPO in February 2018), delivered strong earnings growth, and continued to pursue our long-term growth strategy. Refer to “Experiential Real Estate Investment Framework” on page 2 of this Proxy Statement for additional information regarding our long-term strategy and investment framework and “Total Stockholder Return Benchmarking” on page 47 of this Proxy Statement for information regarding total stockholder return against the RMZ and other comparison groups.

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EXECUTIVE COMPENSATION

RESULTS FROM 2025 SAY-ON-PAY VOTE

We provide our stockholders an annual opportunity to indicate whether they support our compensation practices for our named executive officers (i.e., a “Say-on-Pay” vote). As previously reported, there was strong support by stockholders at our 2025 annual meeting of stockholders for the compensation program, with approximately 96% of the votes cast on our Say-on-Pay proposal voted in favor of the advisory vote to approve our named executive officer compensation. The Compensation Committee appreciates and values the views of our stockholders. After considering our 2025 Say-on-Pay voting results and advice from the independent compensation consultant, the Compensation Committee continues to believe that our executive compensation program and philosophy are properly aligned with the interests of our stockholders. Accordingly, no significant changes were made to the executive compensation program as a result of the advisory vote. The Compensation Committee expects to consider future annual Say-on-Pay votes and investor feedback when making decisions relating to our executive compensation program, policies and practices.
RESULTS FROM 2024 SAY-ON-FREQUENCY VOTE

In connection with our 2024 Annual Meeting of Stockholders, we provided our stockholders with an opportunity to indicate their support for the frequency with which we provide Say-on-Pay votes (i.e., a “Say-on-Frequency” vote). In accordance with our existing practice and the Board’s recommendation with respect to such proposal, 97% of votes cast on our Say-on-Frequency proposal voted in favor of a frequency of “one-year”, whereupon the Board adopted “one year” as the frequency with which we solicit “Say-on-Pay” stockholder approval. Accordingly, we will continue to offer our stockholders the opportunity to indicate whether they support our compensation practices for our named executive officers every year until the next non-binding advisory Say-on-Frequency vote.

OTHER COMPENSATION PROGRAM ELEMENTS AND POLICIES

Incentive Compensation Clawback Policy
Our Incentive Compensation Clawback Policy (the “clawback policy”) requires the recoupment of incentive compensation that is erroneously granted to certain of our current and former executive officers. Pursuant to the clawback policy, if we are required to prepare an accounting restatement of our financial results due to the material noncompliance of the Company with any financial reporting requirement under securities laws, the Compensation Committee will review the incentive compensation paid, granted, vested or accrued during the preceding three years based on the prior inaccurate results and recoup that portion of the incentive compensation that would not have been paid, granted, vested or accrued had the Company’s financial results been determined after taking into account the accounting restatement. The clawback policy applies to any compensation that is based in whole or in part on the achievement of financial results by the Company, including, but not limited to any cash bonus, incentive arrangement or equity award, but excluding salary. In particular, PSUs (and any related dividend equivalents) and annual bonuses are subject to recoupment in accordance with this clawback policy, and any other clawback or recoupment policy that we are otherwise required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.
Timing of Certain Equity Awards
The Company has not granted stock options, stock appreciation rights or other similar option-like instruments to its executive officers, directors or employees, including for the year ended December 31, 2025. Accordingly, the Board does not maintain policies that relate to the timing of such awards relative to the Company’s disclosure of material non-public information (“MNPI”). Neither the Board nor the Compensation Committee take MNPI into account when determining the timing of equity awards, nor do they time the disclosure of MNPI for the purpose of impacting the value of executive compensation.

56	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Treatment of Equity Upon Retirement
Beginning with the 2024 compensation year, the Company’s equity award agreements incorporate certain provisions regarding the treatment of outstanding equity awards upon a “qualified retirement” (as defined in such agreements) (the “Qualified Retirement Equity Treatment”). The Qualified Retirement Equity Treatment applies on the same terms to our named executive officers as all other employees of the Company and is intended to recognize long-tenured individuals who have contributed to the growth and success of the Company.
In order to qualify for the Qualified Retirement Equity Treatment, an individual must (i) voluntarily retire from service as an employee of the Company at a time when they are (a) at least 55 years old, and (b) have a combined age plus total years of service with the Company of at least 70 years, and (ii) provide at least six months advance written notice of expected retirement. The Qualified Retirement Equity Treatment provides (i) with respect to outstanding Time-Based Awards, for immediate full accelerated vesting of any unvested awards, and (ii) with respect to outstanding PSUs, that a pro rata portion (based on the number of days elapsed between the start of the performance period and the date of the qualified retirement) of the outstanding PSUs will remain outstanding for the duration of the performance period, following which the PSUs shall vest and be settled following conclusion of the performance period based on actual performance outcomes for the full period.
Perquisites and Other Benefits
We maintain medical, dental and vision insurance, life insurance, and accidental death and disability insurance and other benefits for all of our full-time employees. Executives are eligible to participate in the same welfare benefit plans as our other full-time employees and are covered by the same vacation, leave of absence and similar policies. As of December 31, 2025, we did not offer any perquisites or other benefits to our executive officers that are not generally available to our other employees.
Severance Benefits
In order to achieve our compensation objective of attracting, retaining and motivating high-performing executives, we believe that we need to provide our named executive officers with severance protection. We are party to employment agreements with each of our named executive officers. Pursuant to the employment agreements, each of our named executive officers is entitled to certain severance benefits based on the nature of their termination. See “— Compensation Tables and Arrangements — Employment Agreements with Executive Officers” and “— Compensation Tables and Arrangements — Potential Payments Upon Termination or Change in Control” below for further information regarding severance benefits payable to the named executive officers upon termination or change in control.
Insider Trading Policy; No Pledging and No Hedging Policies
The Company has implemented processes that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and has adopted an Inside Information and Securities Trading Policy and Procedures (the “Insider Trading Policy”), incorporated by reference as an exhibit to the 2025 Annual Report, which governs all transactions involving the Company’s securities, including the purchase, sale and/or other disposition of the Company’s securities by, among others, directors, officers and employees and is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, as well as the listing standards of the NYSE. In particular, the Insider Trading Policy sets forth our corporate-wide policies, rules, guidelines and procedures with respect to inside information (as defined in the Insider Trading Policy), including procedures and limitations on buying and selling securities. The Insider Trading Policy applies to every Company officer, director and employee, and to consultants to and contractors of the Company who have access to MNPI in the course of their duties.
We believe that equity ownership fosters an atmosphere where directors and officers “think like owners” and are motivated to increase the long-term value of the Company by aligning their interests with those of the Company’s stockholders. Accordingly, our Insider Trading Policy includes a robust policy prohibiting each of our directors, executive officers and other employees from purchasing any Company securities on margin, holding any Company securities in a margin account or pledging Company securities as collateral for a loan. In addition, our Insider Trading Policy specifically prohibits our directors, executive officers and other employees from (i) engaging in hedging or monetization transactions involving our securities, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (ii) trading in options, puts, calls or other similar instruments involving our securities; and (iii) engaging in short sales of our securities.

57

EXECUTIVE COMPENSATION

Stock Ownership Guidelines
Our executive officers and directors are subject to stock ownership guidelines pursuant to which such individuals are expected to attain minimum levels of equity ownership, since a significant ownership stake leads to stronger alignment of interests between such individuals and the stockholders of the Company. Individuals subject to these guidelines have until the fifth anniversary of the date such individual first becomes subject to the applicable ownership guideline level to attain the requisite level of ownership.
Position	Applicable Guideline	Actual Ownership(1)	Status
Chief Executive Officer	6x base salary	36x	As of December 31, 2025, all of our executive officers and non-employee directors exceeded their stock ownership requirements.
Other Executive Officers	3x base salary	10x – 17x
Non-Employee Directors	5x annual base cash retainer	11x – 49x

(1)
As of December 31, 2025. For additional information, refer to “Security Ownership of Certain Beneficial Owners and Management” on page 42 of this Proxy Statement.

For purposes of these requirements, an individual’s equity ownership includes: (a) shares of common stock or preferred stock of the Company; (b) limited liability company interests in VICI Properties OP LLC, the Company’s operating partnership; and (c)(i) time-based restricted stock (whether vested or unvested), (ii) time-based restricted stock units (whether vested or unvested), (iii) earned performance-based restricted stock (whether vested or subject only to time-based vesting), and (iv) earned performance-based restricted stock units (whether vested or subject only to time-based vesting), but excludes (a) unearned performance-based restricted stock, (b) shares of common stock underlying unearned performance-based restricted stock units, (c) unexercised stock options and (d) unexercised stock appreciation rights. For purposes of the foregoing analysis, the only outstanding equity ownership reflected in the executive officer and director ownership above consists of (a) shares of common stock of the Company, and (b) time-based restricted stock (vested and unvested).
Risk Assessment of Compensation Programs
The Compensation Committee’s responsibilities include, among others, oversight of risks related to our compensation practices and plans to ensure that such practices and plans are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. The Compensation Committee reviewed and considered risks arising from our compensation policies and practices for the Company’s employees. This review included consideration of the following specific elements of the Company’s executive compensation policies and procedures:
•
the executive compensation program is structured as a balanced mix between fixed and variable, annual and long-term, and cash and equity compensation;

•
the STIP and LTIP are each based entirely upon formulaic, defined goals set at the beginning of the two-year or three-year performance period, as applicable, with significant goal rigor;

•
the STIP is based on a metric that incentivizes accretive transactions that result in AFFO per share growth;

•
the LTIP performance goals include both absolute and relative-to-peer performance metrics;

•
the STIP and LTIP performance criteria focus on both operating and market-based measures and include maximum payouts for each executive;

•
the equity incentive awards are based on multi-year performance periods and require multi-year vesting, with overlapping cycles, which encourages focus on sustained growth and earnings;

•
the Company maintains executive stock ownership guidelines that mandate meaningful equity ownership by the CEO and other executive officers, as well as anti-pledging and anti-hedging policies; and

•
the executive compensation program includes a clawback policy requiring the recoupment of erroneously-awarded incentive compensation if a restatement of our financials is required.

Based on the foregoing, we do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We also believe that our incentive compensation arrangements provide incentives that do not encourage behaviors that create material risk beyond the Company’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and are supported by the oversight of the Compensation Committee with regard to executive compensation programs.

58	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION TABLES AND ARRANGEMENTS
2025 SUMMARY COMPENSATION TABLE

This Summary Compensation Table summarizes the total compensation paid or earned by each of our named executive officers for the years ended December 31, 2025, December 31, 2024 and December 31, 2023.
Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Edward B. Pitoniak Chief Executive Officer	2025	1,000,000	—	8,479,307	4,500,000	28,278	14,007,585
	2024	1,000,000	—	7,272,427	4,500,000	28,318	12,800,745
	2023	1,000,000	—	6,250,000	4,000,000	27,678	11,277,678
John W.R. Payne President and Chief Operating Officer	2025	1,200,000	—	2,494,569	3,120,000	18,702	6,833,271
	2024	1,200,000	—	1,914,311	2,520,000	18,715	5,653,026
	2023	1,200,000	—	1,920,000	2,280,000	18,102	5,418,102
David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer	2025	650,000	—	2,951,341	1,885,000	16,422	5,502,763
	2024	625,000	—	2,199,325	1,812,500	16,429	4,653,254
	2023	625,000	—	2,125,000	1,687,500	15,822	4,453,322
Samantha S. Gallagher Executive Vice President, General Counsel and Secretary	2025	620,000	—	2,306,371	1,798,000	15,510	4,739,881
	2024	585,000	—	1,509,634	1,521,000	15,515	3,631,149
	2023	585,000	—	1,462,500	1,404,000	14,910	3,466,410

(1)
The amounts in the Stock Awards column reflect the aggregate grant date fair value of time-based restricted stock and target performance-based restricted stock units, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements for the year ended December 31, 2025. The amounts disclosed in this column for 2025 reflect the aggregate grant date fair value of time-based restricted stock awards granted under the LTIP for the 2025 plan year, which vest over a three-year period, and PSUs granted under the LTIP, which will be earned, if at all, on the basis of Absolute TSR and Relative TSR measured over the three-year performance period from January 1, 2025 to December 31, 2027. For a discussion of the LTIP and the long-term incentive awards granted to our named executive officers in 2025, see “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Program”. The following table discloses the grant date fair value of each 2025 LTIP award granted to the applicable named executive officer, which are unvested and remain subject to the applicable performance conditions:

Name	Year	2025 LTIP Award (Time-Based)	2025 LTIP Award (Performance-Based)(a)
Edward B. Pitoniak	2025	$3,100,000	$5,379,307
John W.R. Payne	2025	$912,000	$1,582,569
David A. Kieske	2025	$1,079,000	$1,872,341
Samantha S. Gallagher	2025	$843,200	$1,463,171

(a)
If the maximum level of performance was achieved, the grant date fair value of the 2025 PSUs would be twice the listed amount, i.e., $10,758,614 for Mr. Pitoniak, $3,165,138 for Mr. Payne, $3,744,682 for Mr. Kieske and $2,926,342 for Ms. Gallagher.

(2)
The amounts shown in the Non-Equity Incentive Plan Compensation column reflect the cash award that each named executive officer earned in the respective year pursuant to the Company’s STIP, each of which were paid in February of the subsequent year. For a discussion of the annual incentive program, see “— Compensation Discussion and Analysis — Elements of Executive Compensation — Short-Term Incentive Plan — 2025 STIP Awards”.

(3)
The amounts shown in the All Other Compensation column for the year ended December 31, 2025 consist of:

(a)
group life insurance premiums for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher; and

(b)
company matching contributions under our 401(k) plan of $13,800 for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher.

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EXECUTIVE COMPENSATION

2025 GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding grants of plan-based awards to each of our named executive officers during the year ended December 31, 2025.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number or Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Superior ($)	Threshold (#)	Target (#)	Superior (#)
Edward B. Pitoniak STIP Award LTIP — Time-Based Award LTIP — PSUs
		1,125,000	2,250,000	4,500,000
	2/20/2025							102,993	3,100,000
	2/20/2025				77,245	154,489	308,978		5,379,307
John W.R. Payne STIP Award LTIP — Time-Based Award LTIP — PSUs
		780,000	1,560,000	3,120,000
	2/20/2025							30,300	912,000
	2/20/2025				22,725	45,450	90,900		1,582,569
David A. Kieske STIP Award LTIP — Time-Based Award LTIP — PSUs
		471,250	942,500	1,885,000
	2/20/2025							35,848	1,079,000
	2/20/2025				26,886	53,772	107,544		1,872,341
Samantha S. Gallagher STIP Award LTIP — Time-Based Award LTIP — PSUs
		449,500	899,000	1,798,000
	2/20/2025							28,014	843,200
	2/20/2025				21,011	42,021	84,042		1,463,171

(1)
The amounts shown in these columns represent the range of potential payouts (threshold (50%), target (100%) and superior (200%)) of cash compensation under our STIP for our named executive officers for 2025 performance. The actual amounts that were paid to the named executive officers are set forth in the “Non-Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table. See “— Compensation Discussion and Analysis — Elements of Executive Compensation — Short-Term Incentive Plan — 2025 STIP Awards” above for more information.

(2)
The amounts shown in these columns represent the possible number of PSUs granted under the LTIP that may be earned and vest based upon the level of achievement of the applicable performance measures: threshold (50%), target (100%), and superior (200%). As described in further detail under the section entitled “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Program,” the PSUs vest based upon the achievement of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2025 to December 31, 2027.

(3)
The amounts shown in this column represent the number of time-based restricted stock awards granted to the named executive officers under the 2025 LTIP.

(4)
Amounts represent the grant date fair value of equity awards calculated in accordance with FASB ASC Topic 718. Generally, the grant date fair value of the time-based restricted stock is determined using the fair value of the underlying common stock on the grant date. The grant date fair value of the PSUs was determined using a Monte Carlo valuation conducted by an independent valuation consultant.

60	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT YEAR-END

The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2025.
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Edward B. Pitoniak	2/22/2023	24,319(4)	683,850
	2/22/2024	70,031(5)	1,969,272
	2/22/2024			—(6)	—
	2/20/2025	102,993(7)	2,896,163
	2/20/2025			117,407(8)	3,301,485
John W.R. Payne	2/22/2023	7,471(4)	210,085
	2/22/2024	18,434(5)	518,364
	2/22/2024			—(6)	—
	2/20/2025	30,300(7)	852,036
	2/20/2025			34,540(8)	971,265
David A. Kieske	2/22/2023	8,269(4)	232,524
	2/22/2024	21,179(5)	595,553
	2/22/2024			—(6)	—
	2/20/2025	35,848(7)	1,008,046
	2/20/2025			40,865(8)	1,149,124
Samantha S. Gallagher	2/22/2023	5,691(4)	160,031
	2/22/2024	14,538(5)	408,809
	2/22/2024			—(6)	—
	2/20/2025	28,014(7)	787,754
	2/20/2025			31,934(8)	897,984

(1)
Value is determined by multiplying the number of unvested shares of restricted common stock by $28.12, the closing price for our common stock on December 31, 2025, the last trading day of the year.

(2)
The actual number of PSUs that will vest for each three-year performance period will be determined at the end of the applicable three-year performance period. In addition, these amounts exclude the PSU awards comprising a part of the 2023 LTIP award granted on February 22, 2023 that vested on February 24, 2026 based on the Company’s performance through December 31, 2025, which are reported in the “2025 Options Exercised and Stock Vested” table.

(3)
Reflects the number of unearned/unvested PSUs calculated pursuant to footnote (2) above and multiplied by $28.12, the closing price for our common stock on December 31, 2025, the last trading day of the year.

(4)
Represents the time-based restricted stock portion of the 2023 LTIP award granted to each named executive officer, which vests ratably over three years with 33.33% of the award having vested on February 22, 2024, 33.33% having vested on February 22, 2025 and the remaining 33.34% vesting on February 22, 2026.

(5)
Represents the time-based restricted stock portion of the 2024 LTIP award granted to each named executive officer, which vests ratably over three years with 33.33% of the award having vested on February 22, 2025, and the remaining 66.67% vesting ratably on February 22, 2026 and 2027.

(6)
Represents the PSU portion of the 2024 LTIP award granted to each named executive officer, which vests, if at all, on the basis of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2024 to December 31, 2026. Assuming the performance period had terminated and been valued as of December 31, 2025, these PSUs would have been earned and vested below “threshold” (resulting in a 0% payout) and, accordingly, are disclosed above in accordance with SEC rules based on performance at such level.

(7)
Represents the time-based portion of the 2025 LTIP award granted to each named executive officer, which vests ratably over three years on February 20, 2026, 2027 and 2028.

(8)
Represents the PSU portion of the 2025 LTIP award granted to each named executive officer, which vests, if at all, on the basis of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2025 to December 31, 2027. Assuming the performance period had terminated and been valued as of December 31, 2025, these PSUs would have been earned and vested below “threshold” (resulting in a 0% payout) and, accordingly, are disclosed above in accordance with SEC rules based on performance at such level.

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EXECUTIVE COMPENSATION

2025 OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding the vesting of restricted stock for the named executive officers during the year ended December 31, 2025. None of the named executive officers held or exercised any stock options in 2025.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Edward B. Pitoniak	89,856	2,782,921
John W.R. Payne	29,273	904,207
David A. Kieske	31,924	986,693
Samantha S. Gallagher	23,572	727,674

(1)
This column represents the aggregate number of shares acquired on vesting of existing stock awards, including the PSU awards comprising a part of the 2023 LTIP award granted on February 22, 2023 that vested on February 24, 2026 based on the Company’s performance through December 31, 2025 (to the extent applicable). The number of shares acquired on vesting includes shares withheld, if any, to pay federal and state income taxes.

(2)
This column represents the value realized on vesting as calculated by multiplying the closing price of our common stock on the day prior to each vesting date by the number of shares that vested on such date.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

In February 2026, we entered into amended and restated employment agreements with each of our named executive officers (each, an “employment agreement” and collectively, the “employment agreements”) in order to address the existing automatic extension by successive one-year terms following the initial term expiration of the prior employment agreements and to update certain provisions as described under “2026 Restatement of Employment Arrangements” below. The form of agreement is summarized below, together with certain key terms specific to each named executive officer’s employment agreement. The summary and information below is not complete and is qualified in its entirety by reference to the full text of the employment agreements, which are included as exhibits to the 2025 Annual Report.
Summary of Employment Agreements
Each of the employment agreements provide for a term that was initially scheduled to end on December 31, 2022, subject to automatic extension by successive one-year terms at the end of the then-current term unless either VICI or the individual party provides 180 days’ advance notice of non-renewal. On December 31, 2022, 2023, 2024 and 2025, each employment agreement was automatically extended for one year in accordance with the terms of each of the agreements. Under the terms of the employment agreements, each executive officer is entitled to receive: (i) an annual base salary, (ii) annual incentive compensation comprised of a cash bonus, with a specified target value and maximum value (as a percentage of base salary), and (iii) equity awards with a specified target value (as a percentage of base salary) (in each case, as may be subsequently increased from time to time as disclosed herein).
If an executive officer’s employment is terminated by us without “cause” or by the individual for “good reason” (each as defined in the respective employment agreement), such executive officer is entitled to certain severance benefits, subject to execution of a separation agreement and release. The severance benefits include (1) cash severance equal to a certain percentage of base salary and the target bonus for the year of termination, paid over 12 months, (2) so long as the Company is generally paying bonuses to its employees in the applicable year, a pro-rata cash bonus for the year of termination, (3) a specified cash payment, (4) accelerated vesting of time-based equity awards, (5) non-forfeiture of a pro-rata portion of outstanding performance-based equity until the end of the applicable performance period, at which time it may vest based on achievement of the performance goals, and (6) the lapsing of any transfer restrictions on vested equity awards. If the termination is within six months before or 12 months after a “change in control” (as defined in the respective employment agreement) of the Company, the above severance is further modified as follows: (i) the cash severance is increased as a percentage of base salary and target bonus and is paid in a lump sum rather than over 12 months, (ii) the pro-rata cash bonus is payable whether or not the Company is generally paying bonuses to its employees in the applicable year, (iii) non-forfeiture of all (rather than a pro-rata portion of) outstanding performance-based equity awards until the end of the applicable performance period, at which time the awards may vest based on achievement of the performance goals, prorated through the date of termination, and (iv) the amount of the specified cash payment is increased (except with respect to Mr. Pitoniak).
If an executive officer’s employment is terminated due to death or “disability” (as defined in the respective employment agreement), such executive officer will be entitled to receive a pro-rata cash bonus for the year of termination (provided that the Company is generally paying bonuses to its employees in the year of termination), all time-based equity awards will vest and any transfer

62	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

restrictions on vested equity awards will lapse. If an executive officer’s employment is terminated because we elect not to renew the term of the employment agreement, all time-based equity awards will vest, all transfer restrictions on vested equity awards will lapse and any performance-based equity will be treated as set forth in the Company’s long-term incentive program and be no less favorable than other similarly situated executives (or with respect to Mr. Kieske and Ms. Gallagher, other Executive Vice Presidents) of the Company but such executive officer will not be entitled to any cash severance.
Certain key terms of each employment agreement in accordance with the above summary (in each case, as may be subsequently increased from time to time as disclosed herein) are set forth below:
Chief Executive Officer
Mr. Pitoniak’s employment agreement provided for an initial annual base salary of $765,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 125% of his base salary and a maximum value of 250% of his base salary, and equity awards with a target value of at least 375% of Mr. Pitoniak’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Pitoniak’s severance benefits, he is entitled to cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination, paid over 12 months and a cash payment in the amount of $40,000. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Pitoniak is entitled to increased cash severance equal to the sum of 200% of base salary and the target bonus for the year of termination. Mr. Pitoniak’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a termination of employment results from Mr. Pitoniak giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.
President and Chief Operating Officer
Mr. Payne’s employment agreement provided for an initial annual base salary of $1,200,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 75% of his base salary and a maximum value of 150% of his base salary, and, commencing in 2020, equity awards with a target value of at least 125% of Mr. Payne’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Payne’s severance benefits, he is entitled to cash severance equal to the sum of 125% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Payne is entitled to increased cash severance equal to the sum of 175% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Payne’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a termination of employment results from Mr. Payne giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.
Executive Vice President, Chief Financial Officer and Treasurer
Mr. Kieske’s employment agreement provided for an initial annual base salary of $475,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 95% of his base salary and a maximum value of 190% of his base salary, and equity awards with a target value of at least 200% of Mr. Kieske’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Kieske’s severance benefits, he is entitled to cash severance equal to the sum of 100% of his base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Kieske is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Kieske’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after his termination of employment. If Mr. Kieske’s employment is terminated because he elects not to renew the term of his employment agreement, all transfer restrictions on vested equity awards for Mr. Kieske will lapse, but he will not be entitled to any other severance.
Executive Vice President, General Counsel and Secretary
Ms. Gallagher’s employment agreement provided for an initial annual base salary of $405,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 90% of her base salary and a maximum value of 180% of her base salary, and equity awards with a target value of at least 175% of her base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Ms. Gallagher’s severance benefits, she is entitled to cash severance equal to the sum of 100% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Ms. Gallagher is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Ms. Gallagher’s employment agreement provides for customary non-competition (with an exception for the practice of law) and non-solicitation covenants that apply for one year after her termination of employment. If

63

EXECUTIVE COMPENSATION

Ms. Gallagher’s employment is terminated because she elects not to renew the term of her employment agreement, all transfer restrictions on vested equity awards for Ms. Gallagher will lapse, but she will not be entitled to any other severance.
2026 Restatement of Employment Arrangements
In February 2026, we entered into amended and restated employment agreements with each of our named executive officers (each, an “amended and restated employment agreement” and collectively, the “amended and restated employment agreements”). The amended and restated employment agreements are each effective as of February 25, 2026 and will continue in effect until the executive’s employment terminates in accordance with the terms of the agreement.
The amended and restated employment agreements are substantially similar to the 2019 employment agreements described above, but reflect several updates, including: (i) removal of the fixed term of the employment agreements and related non-renewal (and severance upon non-renewal) provisions, (ii) clarification that no annual equity award will be made to a named executive officer if notice of his or her retirement (or other termination) has been given before the annual grant date, and (iii) addition of 12-month non-competition and non-solicitation covenants following any cessation of employment (as compared to shorter periods that in certain cases could have applied under the 2019 employment agreements).
In addition, the base salary amounts, target annual bonus opportunities and maximum annual bonus opportunities under the amended and restated employment agreements are updated to reflect those in effect for 2026 for Messrs. Pitoniak, Payne, and Kieske and Ms. Gallagher, which are: (a) base salary amounts of $1,000,000, $1,200,000, $670,000, and $648,000, respectively, (b) target annual bonus opportunities as a percentage of base salary of 225%, 135%, 150%, and 150%, respectively, and (c) maximum annual bonus opportunities as a percentage of base salary of 450%, 270%, 300%, and 300%, respectively.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table reflects the payment obligations (including the value of certain benefits) pursuant to the compensation arrangements for each of our named executive officers under our existing plans, employment agreements and award agreements, assuming various scenarios, including a termination of employment and/or a change in control, in each case assuming such termination had occurred on December 31, 2025. The amounts shown in the table do not include payments or benefits under arrangements available on the same basis generally to all other eligible employees of the Company. The potential payments were determined under the terms of each named executive officer’s employment agreement in effect on December 31, 2025 and in accordance with our plans and arrangements in effect on December 31, 2025.
In providing the estimated potential payments below, we have assumed that there are no (1) accrued but unpaid salary and annual bonuses amounts outstanding or (2) unpaid reimbursements for expenses incurred prior to the date of termination. Because the disclosures in the table assume the occurrence of a termination or change in control as of a particular date and under a particular set of circumstances and therefore make a number of important assumptions, the actual amount to be paid to each of our named executive officers upon a termination or change in control may vary significantly from the amounts included herein. Factors that could affect these amounts include the timing during the year of any such event, the continued availability of benefit policies at similar prices and the type of termination event that occurs.

64	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Name	Benefit	Non-renewal by Us ($)	Termination without Cause or for Good Reason (no Change in Control) ($)	Termination without Cause or for Good Reason in connection with a Change in Control ($)	Death or Disability ($)	Qualified Retirement ($)
Edward B. Pitoniak
	Cash Severance	—	4,915,000	6,540,000	—	—
	Pro-rated Bonus	—	4,500,000	4,500,000	4,500,000	—
	Accelerated Vesting of Restricted Stock(1)	5,549,285	5,549,285	5,549,285	5,549,285	4,865,435
	Accelerated Vesting of PSUs(2)	1,100,495	1,100,495	8,775,071	1,100,495	3,301,485
	Total	6,649,780	16,064,780	25,364,356	11,149,780	8,166,920
John W.R. Payne
	Cash Severance	—	3,477,500	4,870,000	—	—
	Pro-rated Bonus	—	3,120,000	3,120,000	3,120,000	—
	Accelerated Vesting of Restricted Stock(1)	1,580,485	1,580,485	1,580,485	1,580,485	—
	Accelerated Vesting of PSUs(2)	323,755	323,755	2,444,387	323,755	—
	Total	1,904,240	8,501,740	12,014,872	5,024,240	—
David A. Kieske
	Cash Severance	—	1,620,000	2,428,750	—	—
	Pro-rated Bonus	—	1,885,000	1,885,000	1,885,000	—
	Accelerated Vesting of Restricted Stock(1)	1,836,124	1,836,124	1,836,124	1,836,124	—
	Accelerated Vesting of PSUs(2)	383,041	383,041	2,852,043	383,041	—
	Total	2,219,165	5,724,165	9,001,916	4,104,165	—
Samantha S. Gallagher
	Cash Severance	—	1,546,500	2,318,500	—	—
	Pro-rated Bonus	—	1,798,000	1,798,000	1,798,000	—
	Accelerated Vesting of Restricted Stock(1)	1,356,593	1,356,593	1,356,593	1,356,593	—
	Accelerated Vesting of PSUs(2)	299,328	299,328	2,101,408	299,328	—
	Total	1,655,921	5,000,421	7,574,501	3,453,921	—

(1)
Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding time-based restricted stock awards assuming the acceleration occurred on December 31, 2025, the last trading day of the year, and based on the closing price for our common stock on such date ($28.12 per share).

(2)
Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding PSU awards assuming the acceleration occurred on December 31, 2025, the last trading day of the year, and based on the closing price for our common stock on such date ($28.12 per share). Assuming a termination or change in control occurred on December 31, 2025, the calculations regarding the accelerated vesting are based on the number of PSUs that (i) actually vested on February 22, 2026 with respect to the 2023-2025 performance period, (ii) would vest assuming a level of performance below threshold (0% of target) with respect to the 2024-2026 performance period and (iii) would vest assuming a level of performance below threshold (0% of target) with respect to the 2025-2027 performance period in accordance with the terms of the employment agreements, based on the Company’s current performance with respect to each outstanding performance period as of December 31, 2025. Pursuant to the terms of the employment agreements and applicable award agreements:

•
For Non-Renewal by the Company, Termination without Cause or for Good Reason (no Change in Control), and Death or Disability, a pro-rata portion (determined based on the number of days elapsed between the start of the performance period through the date of termination) of the PSUs shall remain outstanding during the performance period and shall vest and be settled, if and to the extent, the applicable performance conditions are achieved at the end of the performance period.

•
For Termination in connection with a Change in Control, the PSUs shall become vested and settled as of the date of consummation of the change in control based on the greater of target or actual performance through the date immediately prior to the consummation of the change in control (and will not be pro-rated based on actual days worked during the performance period).

•
For qualified retirement (assuming applicable conditions are met), a pro-rata portion of the PSUs (determined based on the number of days elapsed between the start of the performance period through the date of such qualified retirement) shall remain outstanding during the performance period and shall vest and be settled, if and to the extent that the applicable performance conditions are achieved at the end of the performance period. Refer to “Treatment of Equity Upon Retirement” on page 57 of this Proxy Statement for additional information.

65

EXECUTIVE COMPENSATION

CEO PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing the following estimate of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer).
To identify our median employee, we calculated the total annual compensation for each employee by using W-2 taxable income for the twelve-month period that ended on December 31, 2025. Total compensation for these purposes included base salary, cash bonus for the 2024 compensation year (paid in the first quarter of 2025), the value of restricted shares that vested during 2025, dividends paid upon the vesting of restricted shares and certain reimbursement benefits and was calculated using internal payroll/tax records. In addition, for employees who commenced employment during 2025, we utilized their base annual salary and sign-on bonus (if any), and included the expected cash bonus for 2025 pursuant to our short-term incentive program. We did not make any other assumptions, adjustments or estimates, nor did we apply any cost-of-living adjustments as part of the calculation.
We selected the median employee based on the 27 full-time employees (which excludes our Chief Executive Officer) who were employed as of December 31, 2025. We have no part-time, temporary or seasonal workers and no non-U.S. employees. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table. The 2025 annual total compensation of our median employee was $468,119. The 2025 annual total compensation of our Chief Executive Officer, as reported in our Summary Compensation Table, was $14,007,585. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was 30 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
Given the various methodologies that public companies are permitted to use to determine an estimate of their pay ratios, the estimated ratio reported above should not be used as a basis for comparison between companies.

66	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between executive compensation actually paid by us (“CAP”) to our CEO, as principal executive officer, and other named executive officers (“Other NEOs”) and our financial performance for the years ended December 31, 2025, 2024, 2023, 2022 and 2021. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its NEOs. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see “Compensation Discussion and Analysis” beginning on page 46 of this Proxy Statement.
Pay Versus Performance Table
			Average Summary Compensation Table Total for Other NEOs (d)($)(1)(2)	Average Compensation Actually Paid to Other NEOs (e)($)(3)	Value of Initial Fixed $100 Investment Based on Stockholder Return			AFFO Per Share Growth (Company Selected Measure) (i)($)(5)(6)
Year (a)	Summary Compensation Table Total for our CEO (b)($)(1)(2)	Compensation Actually Paid to CEO (c)($)(3)			Total Stockholder Return (f)($)(4)	Peer Group Total Stockholder Return (g)($)(4)	Net Income (h)($)
2025	14,007,585	11,631,436	5,691,972	5,115,209	143.15	137.55	2,818,544	0.12
2024	12,800,745	9,736,442	4,645,810	3,539,634	140.55	133.61	2,721,242	0.11
2023	11,277,678	12,445,973	4,445,945	4,934,837	145.01	122.85	2,554,622	0.22
2022	11,513,494	19,132,367	4,863,494	7,685,105	139.92	108.01	1,136,267	0.11
2021	7,662,894	11,597,679	3,414,394	4,761,839	123.77	143.08	1,023,158	0.18

(1)
For all periods presented, our CEO is Edward B. Pitoniak and our Other NEOs are John W.R. Payne, David A. Kieske, and Samantha S. Gallagher. Please refer to “Executive Officers” on page 45 of this Proxy Statement for additional information.

(2)
The values reflected in this column for all years presented reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 59 of this Proxy Statement for our CEO and Other NEOs. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
In accordance with SEC rules, the CAP reflected for all years presented in this column is computed by replacing the amounts in the “Stock Awards” column of the SCT for each year from the “SCT Total” column of this table with the following amounts: (i) the fair value of as of the last day of the reporting year of unvested equity awards (or portions thereof) that were granted during such year, (ii) as of the last day of the reporting year, the change in fair value of unvested equity awards granted in prior years that remain unvested as of the last day of such year compared to the last day of the previous reporting year, (iii) as of the applicable vesting date, the change in fair value of equity awards that vested during the reporting year compared to the last day of the previous reporting year (computed in a manner consistent with the fair value methodology used to account for share-based payments in the Company’s GAAP financial statements) and (iv) the value of accrued dividends paid in cash on equity awards that vested during the reporting year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our CEO or Other NEOs during the applicable year. In accordance with Item 402(v) of Regulation S-K, CAP for our CEO and Average CAP for our Other NEOs for the year ended December 31, 2025 was computed as follows:

	2025
	CEO	Average of Other NEOs
SCT Total Compensation	$14,007,585	$5,691,972
Minus SCT Stock Awards Value	$(8,479,307)	$(2,584,094)
Plus Fair Value of Unvested Equity Awards Granted During the Reporting Year as of Last Day of Reporting Year	$7,214,079	$2,198,510
Plus Change in Fair Value of Unvested Equity Awards Granted in Prior Years as of Last Day of Reporting Year from Last Day of Year Preceding Reporting Year	$(2,399,712)	$(668,505)
Plus Change in Fair Value of Equity Awards Vested in Reporting Year as of Vesting Date from Last Day of Year Preceding Reporting Year	$340,049	$118,593
Plus Value of Accrued Dividends Paid Upon Vesting of Equity Awards in Reporting Year	$948,741	$358,734
Total Compensation Actually Paid	$11,631,436	$5,115,209

(4)
Reflects the cumulative TSR of the Company and the RMZ for the year ended December 31, 2021, the two years ended December 31, 2022, the three years ended December 31, 2023, the four years ended December 31, 2024, and the five years ended December 31, 2025, in each case assuming a $100 investment at the closing price on December 31, 2020 and the reinvestment of all dividends.

67

EXECUTIVE COMPENSATION

(5)
AFFO Per Share Growth is presented based on the growth in AFFO per share for the relevant year versus the immediately prior year. AFFO Per Share Growth over a one-year period is presented solely to comply with SEC rules and does not reflect the actual metric used by the Compensation Committee in determining payouts under our STIP, which are based on AFFO per share growth over a two-year period. Specifically, (i) for 2025, the STIP payout was based on actual AFFO per share growth of $0.23 for the two-year period from January 1, 2024 to December 31, 2025, (ii) for 2024, the STIP payout was based on actual AFFO per share growth of $0.34 for the two-year period from January 1, 2023 to December 31, 2024, (iii) for 2023, the STIP payout was based on actual AFFO per share growth of $0.33 for the two-year period from January 1, 2022 to December 31, 2023, (iv) for 2022, the STIP payout was based on actual AFFO per share growth of $0.29 for the two-year period from January 1, 2021 to December 31, 2022, and (v) for 2021, the STIP payout was based on actual AFFO per share growth of $0.34 for the two-year period from January 1, 2020 to December 31, 2021. For additional information regarding our STIP, see “2025 Short-Term Incentive Plan” on page 52 of this Proxy Statement.

(6)
AFFO per share is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the Appendix beginning on page 77 of this Proxy Statement.

Financial Performance Measures
The most important financial performance measures used by the Company to link compensation actually paid to performance for the most recently completed fiscal year are listed herein. We utilize performance-based short-term cash incentive compensation to motivate our executive officers to achieve short-term company performance goals that will inure to the benefit of our Company and stockholders and to align executive officers’ interests with those of the stockholders. We utilize time- and performance-based long-term equity incentive compensation to align our executive officers’ focus on achieving the Company’s strategic objectives with the absolute and relative stockholder return expectations of our stockholders. The manner in which these measures are utilized to calculate the amounts of incentive compensation paid to our NEOs is described in more detail in “2025 Executive Compensation” beginning on page 52 of this Proxy Statement.
Significant Financial Performance Measures
Absolute TSR
Relative TSR
AFFO Per Share Growth

Pay vs. Performance Analysis
The following graphs illustrate the relationship, during the period beginning January 1, 2021 and ending December 31, 2025, of the CAP to our CEO (“CEO CAP”) and the average CAP to our Other NEOs (“Other NEO Average CAP”) to:
•
our cumulative TSR and the cumulative TSR of the constituent companies in the RMZ,

•
our net income, and

•
our AFFO per share growth (in each case as set forth in the table above).

For additional information on these metrics for the years ended December 31, 2021, 2022, 2023, 2024 and 2025, please refer to our Annual Reports on Form 10-K and definitive proxy statements on DEF 14A filed with the SEC for each respective year.
Compensation Actually Paid (CAP) vs. Cumulative TSR
The year-over-year changes in our CEO CAP and Other NEO Average CAP over the presented periods were driven primarily by (i) changes in the fair value of unvested equity awards as of the last day of the respective reporting year, and (ii) the difference in the fair value of unvested equity awards as of the prior year end compared to the respective reporting year. The changes in Cumulative TSR over the presented periods reflect our track record of quarterly dividend payments (including consecutive increases announced in the third quarter of each presented year), offset by changes in our stock price in each respective reporting year from the end of the prior year.

68	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Actually Paid (CAP) vs. Net Income
The year-over-year changes in our net income reflect our continued execution of accretive transactions to further our growth strategy, impacted by changes in our allowance for credit losses under ASC 326 “Financial Instruments-Credit Losses”. For each of the years ended December 31, 2021, 2022, 2023, 2024 and 2025, we recorded a non-cash change in CECL allowance of $(19.5 million), $834.5 million, $102.8, $126.7 million and $177.9 million, respectively, each of which is categorized as operating expenses and, accordingly, impacts net income. For additional information, please refer to Note 5  —  Allowance for Credit Losses in our Consolidated Financial Statements included in our 2025 Annual Report.
Compensation Actually Paid (CAP) vs. AFFO Per Share Growth
While the most significant portion of NEO compensation is in the form of equity and Absolute TSR and Relative TSR are the applicable performance metrics for our performance-based equity awards (for which comparable information is separately presented above), AFFO per share growth (measured over a two-year period) represents our primary earnings measure and is the sole metric utilized under our STIP. For each of the years ended December 31, 2021, 2022, 2023, 2024 and 2025, our AFFO per share growth was driven by accretive transactions resulting in significant AFFO growth on an absolute basis in each year offset by the impact of increases in the weighted average share count for the respective period. Our AFFO per share growth for each of the reported years exceeded the “superior” performance level established by the Compensation Committee for each performance year.

69

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information as of December 31, 2025, relating to equity compensation plans of the Company pursuant to which shares of our common stock are authorized for issuance:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plan
Equity compensation plans approved by security holders	258,812	N/A	8,973,714(2)
Equity compensation plans not approved by security holders	—	—	—
Total	258,812	—	8,973,714

(1)
Represents shares of common stock that may be issued upon settlement of PSUs. The number of shares to be issued in respect of PSUs outstanding as of December 31, 2025 has been calculated based on the assumption that the applicable performance period for each outstanding award had terminated and been valued as of December 31, 2025, resulting in the assumed achievement of the current levels of performance with respect to such PSUs set forth in “Status of Outstanding LTIP Performance-Based Awards (PSUs)” on page 55 of this Proxy Statement. We have no outstanding options, warrants or rights.

(2)
Represents shares of our common stock available for issuance under our 2017 Stock Incentive Plan.

70	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS
WHY AM I RECEIVING THIS PROXY STATEMENT?
This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by VICI on behalf of our Board of Directors. This Proxy Statement, the enclosed Proxy Card and our 2025 Annual Report are first being mailed to stockholders beginning on or about March 16, 2026.
WHAT AM I BEING ASKED TO VOTE ON, AND WHAT ARE THE BOARD’S VOTING RECOMMENDATIONS?
Proposal 1: Election of Directors
The election of seven directors to our Board of Directors, each for a term expiring at the 2027 annual meeting of stockholders or until their respective successors are elected and qualified “FOR”
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 “FOR”
Proposal 3: Non-Binding, Advisory Vote to Approve the Compensation of Named Executive Officers
The approval (on a non-binding, advisory basis) of the compensation of our named executive officers “FOR”
WILL ANY OTHER MATTERS BE VOTED ON?
The proposals set forth in this Proxy Statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the persons designated as proxy holders on the Proxy Card, or their substitutes, to vote on any other business that may properly come before the meeting.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
Only holders of record of our common stock, or their duly appointed proxies, as of the close of business on March 2, 2026, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting and all postponements or adjournments thereof. Our common stock constitutes the only class of securities entitled to vote at the meeting.
WHAT ARE THE VOTING RIGHTS OF STOCKHOLDERS?
Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.
HOW CAN I ATTEND AND VOTE AT THE ANNUAL MEETING?
As the Annual Meeting will be held virtually, you will not be able to attend the Annual Meeting in person. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 2, 2026, the record date for the Annual Meeting.
•
Attending the Annual Meeting: To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/VICI2026. You will be asked to enter the 16-digit control number found on the Proxy Card and the voting instruction form that accompanied your proxy materials.

71

ABOUT THE MEETING: QUESTIONS & ANSWERS

•
Voting During the Annual Meeting: If you are a stockholder as of the record date, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

•
Technical Support for the Annual Meeting: If you have difficulty accessing the virtual Annual Meeting, technicians will be available to assist you via the toll-free phone number listed at www.virtualshareholdermeeting.com/VICI2026.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting. For information on how to vote prior to the Annual Meeting, see “How Do I Vote Without Attending the Annual Meeting?”
HOW DO I VOTE WITHOUT ATTENDING THE ANNUAL MEETING?
Stockholders do not need to attend the Annual Meeting in order to vote. If, at the close of business on March 2, 2026, you were a stockholder of record or held shares through a broker, bank or other nominee, you are entitled to vote. For stockholders of record, you may vote your shares by proxy via the Internet, by QR code, by telephone or by mail. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.
Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you are a stockholder of record, you may instruct the proxy holders named in the Proxy Card how to vote your shares of common stock in one of the following ways:

Vote by Internet. In order to vote on the Internet, you must go to www.proxyvote.com, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote via the Internet, you do not need to return your Proxy Card.

Vote by QR Code. In order to vote via QR code, you must scan the QR code shown on your Proxy Card or Voting Instruction Form with your mobile device. If you vote via QR Code, you do not need to return your Proxy Card.

Vote by Phone. In order to vote by telephone, you must call the toll-free number listed on your Notice of Availability and/or Proxy Card, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote by telephone, you do not need to return your Proxy Card.

Vote by Mail. To vote by mail, if you have not already received one, you may request a Proxy Card from us as instructed in the Notice of Availability and sign, date and mail the Proxy Card in the postage-paid envelope provided. Properly signed and returned proxies will be voted in accordance with the instructions contained therein.

Voting by Proxy for Shares Held in Street Name. If you are the beneficial owner of shares of common stock held in “street name” (that is, through a bank, broker or other nominee), then you should follow the instructions provided to you by your broker, bank or other nominee.
WILL I BE ABLE TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING IN THE SAME WAY THAT I WOULD BE ABLE TO PARTICIPATE IN AN IN-PERSON ANNUAL MEETING?
Yes. We have taken steps to ensure that the format of the virtual Annual Meeting affords stockholders the same rights and opportunities to participate as they would at an in-person meeting, as well as further enhancements to stockholder access, participation and communication by providing stockholders the ability to submit questions in advance of the meeting.
You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your Proxy Card, voting instruction form or Notice of Availability. Questions may also be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/VICI2026. All questions submitted should be relevant to the matters properly addressed during this meeting. Questions specific to the proposals to be presented for a vote will, if appropriate, be reviewed and responded to prior to voting. Other appropriate questions relevant to the matters addressed at the Annual Meeting will also be answered at that time. The Company will respond to as many appropriate questions as time allows, although questions may be limited on a per stockholder basis due to time constraints. Any question submitted that is not relevant to the matters properly addressed during the meeting or otherwise appropriate, including off-topic, personal or other inappropriate questions, will not be answered during the Annual Meeting.
A replay of the meeting, as well as any appropriate questions pertinent to meeting matters and management’s answers that could not be answered during the meeting due to time constraints, if any, will be made publicly available through our investor relations website promptly after the Annual Meeting.
WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?
The presence in person (virtually) or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting as of March 2, 2026 will constitute a quorum, permitting the stockholders to conduct business at the Annual Meeting. As of the March 2, 2026 record date, there were 1,068,988,999 shares of common stock outstanding. If you have returned valid proxy instructions or if you hold your shares of common stock in your own name as a holder of record and attend the

72	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS

Annual Meeting (virtually), your shares will be counted for the purpose of determining whether there is a quorum. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time to a date not more than 120 days after March 2, 2026, by the vote of a majority of the shares of common stock represented at the Annual Meeting in person (virtually) or by proxy until a quorum has been obtained.
WHAT ARE BROKER NON-VOTES?
Broker non-votes occur when nominees, such as banks and brokers holding shares in “street name” on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the nominees may vote those shares of common stock only on matters deemed “routine” by NYSE, the exchange on which our common stock is listed. On non-routine matters, nominees holding shares for a beneficial owner cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote”.
Proposal 2 (Ratification of Appointment of Independent Registered Public Accounting Firm) is the only proposal that is considered “routine” under the NYSE rules. Accordingly, no broker non-votes will arise in the context of voting for the ratification of the appointment of Deloitte as our independent registered public accounting firm for our year ending December 31, 2026, and the broker is permitted to vote your shares on such ratification even if the broker does not receive voting instructions from you.
However, broker non-votes may arise in the context of Proposal 1 (Election of Directors) and Proposal 3 (Non-Binding, Advisory Vote to Approve the Compensation of Named Executive Officers) because such proposals are considered non-routine matters under the NYSE rules. Consequently, if you do not give your broker specific voting instructions, your broker will not be able to vote on either of these proposals on your behalf.
What vote is required in order to approve each of the proposals?
Proposal		Voting Options (Board Recommendation)	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker “non-votes”
Proposal 1	Election of Directors	FOR, against or abstain on each nominee	An uncontested nominee must receive the affirmative vote of a majority of votes cast, i.e., the number of shares voted for a nominee must exceed the number of shares voted against that nominee.	Not counted as votes cast and no effect on result (although considered present for purpose of a quorum)	Not counted as votes cast and no effect on result (although considered present for purpose of a quorum)
Proposal 2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR, against or abstain	Ratification requires the affirmative vote of a majority of the votes cast.	Not counted as votes cast and no effect on result (although considered present for purpose of a quorum)	Not applicable as a “routine” proposal under NYSE rules; the broker is permitted to vote your shares even if they do not receive voting instructions from you
Proposal 3	Non-Binding, Advisory Vote to Approve the Compensation of Named Executive Officers	FOR, against or abstain	Approval (on a non-binding, advisory basis) requires the affirmative vote of a majority of the votes cast.	Not counted as votes cast and no effect on result (although considered present for purpose of a quorum)	Not counted as votes cast and no effect on result (although considered present for purpose of a quorum)

73

ABOUT THE MEETING: QUESTIONS & ANSWERS

HOW ARE THE PROXY CARD VOTES COUNTED?
If the accompanying Proxy Card is properly completed, signed and returned to us, and not subsequently revoked, it will be voted as directed by you. If the Proxy Card is submitted, but voting instructions are not provided, the proxy will be voted:
•
“FOR” each of the director nominees,

•
“FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026,

•
“FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, and

•
as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in the discretion of the proxy holders.

MAY I CHANGE MY VOTE AFTER I SUBMIT MY PROXY CARD?
Yes. You may revoke a previously granted proxy at any time before it is exercised by any of the following actions:
•
notifying our Secretary in writing that you would like to revoke your proxy;

•
completing a Proxy Card on the Internet, by QR code, by telephone or by mail with a later date at or before our Annual Meeting; or

•
attending our Annual Meeting (virtually) and following the instructions available on the meeting website during the meeting.

If your shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy voting instructions.
WHO PAYS THE COSTS OF SOLICITING PROXIES?
We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, our directors, officers and employees may also solicit proxies in person, by telephone, electronically, by mail or other means, but they will not be specifically compensated for these services. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners.
We may retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm could be up to $25,000, plus out-of-pocket expenses, all of which would be paid by us.
WHAT SHOULD I DO IF I RECEIVED MORE THAN ONE NOTICE OF AVAILABILITY?
There are circumstances under which you may receive more than one Notice of Availability. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each such brokerage account. In addition, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Availability. Please authorize your proxy in accordance with the instructions of each Notice of Availability separately, since each one represents different shares that you own.
You should rely only on the information provided in this Proxy Statement. No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, you should not rely on that information or representation as having been authorized by us. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

74	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

OTHER MATTERS
ANNUAL REPORT

The Company’s 2025 Annual Report is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.
CHANGING THE WAY YOU RECEIVE PROXY MATERIALS IN THE FUTURE

Instead of receiving a Notice of Availability in the mail for future meetings, stockholders may elect to receive links to proxy materials by e-mail or to receive a paper copy of the proxy materials and a paper Proxy Card by mail. If you elect to receive proxy materials by e-mail, you will not receive a Notice of Availability in the mail. Instead, you will receive an e-mail with links to proxy materials and online voting. In addition, if you elect to receive a paper copy of the proxy materials, or if applicable rules or regulations require paper delivery of the proxy materials, you will not receive a Notice of Availability in the mail. If you received a paper copy of the proxy materials or the Notice of Availability in the mail, you can eliminate all such paper mailings in the future by electing to receive an e-mail that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing such documents to you and help us conserve natural resources. You can change your election by directing your request in writing to Investor Relations at VICI Properties Inc., 535 Madison Avenue, New York, New York 10022, by sending a blank e-mail with the 16-digit control number on your Notice of Availability to sendmaterial@proxyvote.com, by Internet at www.proxyvote.com, or by telephone at 1-800-579-1639. Your election will remain in effect until you change it.
HOUSEHOLDING OF PROXY MATERIALS

Registered and “street-name” stockholders who reside at a single address receive only one annual report and proxy statement at that address unless a stockholder provides contrary instructions. This practice is known as “householding” and is designed to reduce duplicate printing and postage costs. However, if a stockholder wishes in the future to receive a separate annual report or proxy statement, such stockholder may contact Broadridge Financial Solutions at 1-866-540-7095, or in writing at Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. In any event, if you did not receive an individual copy of this Proxy Statement or our 2025 Annual Report, we will send a copy to you promptly if you address your written request to the Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022, or emailing corporate.secretary@viciproperties.com. Stockholders can request householding if they receive multiple copies of the annual report and proxy statement by contacting Broadridge Financial Solutions at the address above.
STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING

Stockholder Proposals Pursuant to Rule 14a-8
Stockholder proposals intended to be presented at the 2027 annual meeting of stockholders must be received by our Secretary no later than November 16, 2026 in order to be considered for inclusion in our proxy statement relating to the 2027 meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022.
Other Stockholder Proposals
For any nomination or other business to be properly presented by a stockholder at the 2027 annual meeting of stockholders, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, the stockholder must give timely notice thereof in writing to the Secretary of the Company and any such other business must otherwise be a proper matter for action by the stockholders. To be timely under our current bylaws, the notice must be delivered to our Secretary, along with the appropriate supporting documentation, as applicable, at our principal executive office not earlier than the 150th day (October 17, 2026) nor later than 5:00 p.m., Eastern Time, on the 120th day (November 16, 2026) prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Under our bylaws, stockholders must follow certain procedures to nominate a person for election as a director at an annual meeting of stockholders, or to introduce an item of business at such meeting. A stockholder must notify our Secretary in writing of the director nominee or the other business.
In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

75

OTHER MATTERS

PROXY ACCESS DIRECTOR NOMINATIONS

A stockholder (or group of up to 20 stockholders) who has owned at least 3% of our voting stock continuously for at least three years and has complied with the other requirements in our bylaws may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two directors and 20% of our Board. Notice of a proxy access nomination for consideration at our 2027 annual meeting of stockholders must be received no later than November 16, 2026 and no earlier than October 17, 2026. Other specifics regarding the foregoing proxy access right, including the required content of the notice and certain other eligibility and procedural requirements, can be found in Section 14 of Article II of our bylaws.
OTHER MATTERS TO COME BEFORE THE 2026 ANNUAL MEETING

Our Board does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
* * * * *
By Order of the Board of Directors,
Samantha Sacks Gallagher Executive Vice President, General Counsel and Secretary March 16, 2026 New York, New York

76	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

APPENDIX
Definitions of Non-GAAP Financial Measures
We present VICI’s FFO, FFO per share, AFFO, AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, GAAP. These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of VICI’s business.
FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by Nareit, we define FFO as VICI’s net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity.
AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate VICI’s performance. We calculate VICI’s AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other gains (or losses), deferred income tax expenses and benefits, other non-recurring non-cash transactions, and non-cash adjustments attributable to non-controlling interests with respect to certain of the foregoing.
We calculate VICI’s Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), current income tax expense and adjustments attributable to non-controlling interests.
These non-GAAP financial measures: (i) do not represent VICI’s cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to VICI’s net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to VICI’s cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of VICI’s financial results in accordance with GAAP.

77

APPENDIX

Reconciliation From GAAP to Non-GAAP Financial Measures
	Year Ended December 31,
($ in millions, except share data and per share data)	2025	2024	2023	2022	2021	2020	2019	2018
Net income attributable to common stockholders	$2,775	$2,679	$2,514	$1,118	$1,014	$892	$546	$524
Real estate depreciation	—	—	—	—	—	—	—	—
Joint venture depreciation and non-controlling interest adjustments	—	—	1	27	—	—	—	—
FFO attributable to common stockholders	$2,775	$2,679	$2,515	$1,145	$1,014	$892	$546	$524
Non-cash leasing and financing adjustments(1)	(524)	(538)	(515)	(338)	(119)	(40)	0	(45)
Non-cash change in allowance for credit losses	178	127	103	834	(20)	245	—	—
Non-cash stock-based compensation	16	18	16	13	9	7	5	2
Transaction and acquisition expenses	8	5	8	23	10	9	5	0
Amortization of debt issuance costs and original issue discount	72	72	70	49	71	20	33	6
Other depreciation(2)	3	3	4	3	3	4	4	4
Capital expenditures	(1)	(3)	(3)	(2)	(2)	(2)	(2)	(1)
Other (gains) losses(3)	(3)	(1)	(4)	—	—	—	—	—
Deferred income tax (benefit) provision	(2)	5	(10)	—	—	—	—	—
(Gain) loss on extinguishment of debt and interest rate swap settlements(4)	—	—	—	(5)	80	39	58	23
Non-cash gain upon lease modification	—	—	—	—	—	(333)(5)	—	—
Loss on impairment	—	—	—	—	—	—	—	12
Non-cash joint venture and non-controlling interest adjustments	3	4	5	(28)	1	(4)	—	—
AFFO attributable to common stockholders	$2,526	$2,371	$2,187	$1,694	$1,047	$836	$650	$526
Interest expense, net	757	738	724	487	257	282	195	195
Current income tax expense	4	4	4	3	3	1	2	1
Joint venture interest expense and non-controlling interest adjustments	(9)	(9)	(5)	31	—	—	—	—
Adjusted EBITDA attributable to common stockholders	$3,279	$3,105	$2,910	$2,215	$1,307	$1,119	$847	$722

Net income per common share
Basic	$2.61	$2.56	$2.48	$1.27	$1.80	$1.76	$1.25	$1.43
Diluted	$2.61	$2.56	$2.47	$1.27	$1.76	$1.75	$1.24	$1.43
FFO per common share
Basic	$2.61	$2.56	$2.48	$1.30	$1.80	$1.76	$1.25	$1.43
Diluted	$2.61	$2.56	$2.48	$1.30	$1.76	$1.75	$1.24	$1.43
AFFO per common share
Basic	$2.38	$2.26	$2.16	$1.93	$1.86	$1.65	$1.49	$1.43
Diluted	$2.38	$2.26	$2.15	$1.93	$1.82	$1.64	$1.48	$1.43
Weighted average number of shares of common stock outstanding
Basic	1,062,006,448	1,046,739,537	1,014,513,195	877,508,388	564,467,362	506,140,642	435,071,096	367,226,395
Diluted	1,062,693,062	1,047,675,111	1,015,776,697	879,675,845	577,066,292	510,908,755	439,152,946	367,316,901
(1)
Amounts represent the non-cash adjustment to income from sales-type leases, direct financing leases, lease financing receivables, loans and securities in order to recognize income on an effective interest basis at a constant rate of return over the term of the leases.

(2)
Represents depreciation or expenses, as applicable, related to our golf course operations.

(3)
Represents non-cash foreign currency remeasurement adjustments and gain on sale of land.

(4)
2021 includes swap breakage costs of approximately $64.2 million incurred by VICI Properties 1 LLC, a wholly owned subsidiary of the Company, in September 2021 in connection with the early settlement of the outstanding interest rate swap agreements.

(5)
Gain upon lease modification of $333.4 million resulted from the reclassifications of our lease agreements with Caesars upon the consummation of the Caesars-Eldorado transaction on July 20, 2020. As a result, we recorded the investments at their estimated fair values as of the modification date and recognized a net gain equal to the difference in fair value of the assets and their carrying values immediately prior to the modification.

78	VICI PROPERTIES INC. — 2026 PROXY STATEMENT

APPENDIX

Forward Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “will,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond VICI’s control and could materially affect actual results, performance, or achievements. Important risk factors that may affect VICI’s business, results of operations and financial position (including those risks relating to VICI’s pending and recently completed transactions) are detailed from time to time in VICI’s filings with the Securities and Exchange Commission. VICI does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.
Non-GAAP Financial Measures
This Proxy Statement includes reference to FFO, FFO per share, AFFO, AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, GAAP. These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures, refer to the Appendix beginning on page 77 of this Proxy Statement.
Tenant, Borrower and Other Company Information
VICI makes no representation as to the accuracy or completeness of the information regarding its tenants, borrowers and other companies included in this Proxy Statement. Certain information for our tenants, guarantors, borrowers and other companies included in this Proxy Statement has been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such information.
Market and Industry Data and Trademark Information
This Proxy Statement may contain estimates and information concerning the Company’s industry that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the “Risk Factors” section of the Company’s public filings with the SEC. The brands, trademarks, service marks and logos (“Trademarks”) operated at our properties are Trademarks of their respective owners. Their use in this Proxy Statement does not imply a relationship or endorsement by the Trademark owners, nor does it suggest any affiliation with or sponsorship by VICI. Any such Trademarks are used only to identify the products and services of their respective owners, and no sponsorship or endorsement on the part of VICI should be inferred from the use of the marks. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this Proxy Statement or are responsible or liable for the content of this Proxy Statement.
Our Website and Other Disclosures
This Proxy Statement references information available on our website at www.viciproperties.com, including our 2024-2025 Corporate Responsibility Report, the VICI Property Photo Book, and the Las Vegas Magazine. None of the information on, or accessible through, our website or any other website identified herein, including our 2024-2025 Corporate Responsibility Report, the VICI Property Photo Book, and the Las Vegas Magazine, is incorporated in, or constitutes a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC.

79

VICI PROPERTIES INC. 535 MADISON AVENUE NEW YORK, NY 10022 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on April 27, 2026. Have your proxy card in hand when you accessthe website and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VICI2026You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET onApril 27, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV85447-P43112 VICI PROPERTIES INC.1. Election of Directors.The Board of Directors recommends you vote FOReach of the following director nominees:Nominees:1a. James R. Abrahamson1b. Diana F. Cantor1c. Monica H. Douglas1d. Elizabeth I. Holland1e. Craig Macnab1f. Edward B. Pitoniak1g. Michael D. RumbolzFor Against AbstainThe Board of Directors recommends you vote FORproposals 2 and 3.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.NOTE: The proxies are authorized to vote, in their discretion,upon such other business as may properly come before theannual meeting or any postponement or adjournment thereof. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

V85448-P43112VICI PROPERTIES INC.Annual Meeting of StockholdersApril 28, 2026 10:00 AM ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) David A. Kieske and Samantha S. Gallagher and each of them, as proxies, each with thepower to appoint such person's substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverseside, all of the shares of common stock of VICI PROPERTIES INC. that the stockholder(s) is/are entitled to vote at the AnnualMeeting of Stockholders to be held at 10:00 AM ET on April 28, 2026, solely by means of remote communication in a virtualmeeting format and conducted via live audio webcast at www.virtualshareholdermeeting.com/VICI2026, and any adjournmentor postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations, with respect to proposals 1 through 3,and in the discretion of the proxies with respect to any other business that may properly come before the meetingand any adjournment or postponement thereof.Continued and to be signed on reverse sideImportant Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.